UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2015

Date of reporting period: May 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.15

ANNUAL REPORT

AB LONG/SHORT

MULTI-MANAGER FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 28, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Long/Short Multi-Manager Fund (the “Fund”) for the annual reporting period ended May 31, 2015. The Fund commenced operations on September 30, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Long/Short Multi-Manager Fund to AB Long/Short Multi-Manager Fund.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly.

A Long/Short Strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. The Adviser and the Sub-Advisers generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and/or sell securities short in the expectation that they will decrease in value (called “going short”). The Adviser and the Sub-Advisers may invest in one or more countries, including developed and emerging market coun-

tries, and may specialize in a specific sector, industry or market capitalization. Many of the Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products.

When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. While the Fund is generally expected to have a net long bias over time (the net long exposure of the Fund, i.e. long exposure minus short exposure, is generally expected to range between 40% and 60%), the individual Sub-Advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions. In addition, certain Sub-Advisers are expected to focus primarily on long strategies while others may focus on short strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission (the “SEC” or the “Commission”). This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of

AB LONG/SHORT MULTI-MANAGER FUND •	1

the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its Strategy, team, and approach through analysis of, among other criteria, the prior investment returns of similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser expects to allocate the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

Under normal circumstances, the Fund primarily invests in equity securities and instruments with similar characteristics, including common stock, preferred stock, convertible securities, rights and warrants, depositary receipts, and secu-

rities or other instruments whose price is linked to the value of common or preferred stock. The Fund’s principal investments may include currencies and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may also invest in fixed income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. dollar. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter

2	• AB LONG/SHORT MULTI-MANAGER FUND

the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies), exchange-traded funds (“ETFs”), European registered investment funds, real estate investment trusts, private investment funds, and partnership interests, including master limited partnerships.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 11 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six-month period ended May 31, 2015 and for the period since the Fund’s inception on September 30, 2014 through May 31, 2015. Also included in the table is the performance of the HFRX Equity Hedge Index.

For the six-month period, all share classes of the Fund generated positive absolute returns, but underperformed the MSCI World Index and the HFRX Equity Hedge Index. In absolute terms, at the sector level, exposure to energy and industrials was negative, while the Fund benefited from consumer discretionary, consumer staples and health care positioning. From a regional perspective, exposure to North America contributed to absolute returns, while exposure to Asia Pacific was a modest negative. Of the five Sub-Advisers currently managing portions of the Fund, two presently have a U.S. large- and mid-capitalization focus. Together, they contributed the most to Fund-level performance. Not surprisingly, during a strong period for equities, the Fund’s short-only Sub-Adviser lagged and detracted from Fund-level returns. In particular, a short position in China hampered returns.

Since the Fund’s inception, all share classes of the Fund generated positive absolute returns, underperforming the MSCI World Index but outperforming the HFRX Equity Hedge Index. At the sector level, the Fund benefited from consumer discretionary, consumer staples, information technology and health care positioning; energy exposure hurt performance. From a regional perspective, exposure to North America and Europe contributed to absolute returns, while exposure to Asia Pacific was negative. Of the five Sub-Advisers currently managing portions of the Fund, two presently have a U.S. large- and mid-capitalization focus. Together, they have contributed the most to Fund-level performance since inception.

AB LONG/SHORT MULTI-MANAGER FUND •	3

Global equities have been fairly strong during this period, and the Fund’s short-only Sub-Adviser has detracted from Fund-level performance. In particular, a short position in China hampered returns.

The Fund utilized derivatives in the form of forwards, total return swaps, purchased options and written options, for hedging and investment purposes. For both periods, forwards, purchased options and written options had no material impact on absolute performance. Total return swaps detracted from performance for both periods.

Market Review and Investment Strategy

Stock markets have been fairly volatile during the six-month period ended May 31, 2015, as economic growth has diverged among the world’s biggest economies. With lower oil prices stoking concern about growth and deflation in many regions, more than 20 central banks worldwide have relaxed monetary policy since 2015 began, and several have engaged in some form of quantitative easing. This has contributed to an environment that has been quite favorable for equity long/short strategies.

4	• AB LONG/SHORT MULTI-MANAGER FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index and the HFRX Equity Hedge Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The HFRX Equity Hedge Index measures the performance of funds which maintain at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Fund, such as global macro, may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law. Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it

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AB LONG/SHORT MULTI-MANAGER FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

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to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other out-

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Disclosures and Risks

DISCLOSURES AND RISKS

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standing securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-U.S. Investments Risk: The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

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Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-

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DISCLOSURES AND RISKS

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Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited

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performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Long/Short Multi-Manager Fund
Class A	2.04%	4.80%

Class C	1.76%	4.30%

Advisor Class†	2.24%	5.00%

Class R†	1.95%	4.60%

Class K†	2.04%	4.80%

Class I†	2.24%	5.00%

Class Z†	2.24%	5.00%

MSCI World Index (net)	3.38%	6.13%

HFRX Equity Hedge Index	2.68%	3.43%

*    Inception date: September 30, 2014.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-10.

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Historical Performance

HISTORICAL PERFORMANCE

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GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/14* TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Long/Short Multi-Manager Fund Class A shares (from 9/30/14* to 5/31/15) as compared to the performance of the Fund’s primary benchmark and the HFRX Equity Hedge Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/30/2014.

See Disclosures, Risks and Note about Historical Performance on pages 5-10.

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Historical Performance

HISTORICAL PERFORMANCE

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AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	4.80%	0.38%

Class C Shares
Since Inception*	4.30%	3.30%

Advisor Class Shares†
Since Inception*	5.00%	5.00%

Class R Shares†
Since Inception*	4.60%	4.60%

Class K Shares†
Since Inception*	4.80%	4.80%

Class I Shares†
Since Inception*	5.00%	5.00%

Class Z Shares†
Since Inception*	5.00%	5.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 4.57%, 5.34%, 4.32%, 5.03%, 4.72%, 4.39% and 4.29% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/30/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-10.

(Historical Performance continued on next page)

AB LONG/SHORT MULTI-MANAGER FUND •	13

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-0.77%

Class C Shares
Since Inception*	2.10%

Advisor Class Shares†
Since Inception*	3.80%

Class R Shares†
Since Inception*	3.40%

Class K Shares†
Since Inception*	3.60%

Class I Shares†
Since Inception*	3.80%

Class Z Shares†
Since Inception*	3.80%

*	Inception date: 9/30/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-10.

14	• AB LONG/SHORT MULTI-MANAGER FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,020.40	$15.46	3.07%
Hypothetical**	$1,000	$1,009.62	$15.38	3.07%
Class C
Actual	$1,000	$1,017.60	$18.96	3.77%
Hypothetical**	$1,000	$1,006.13	$18.86	3.77%
Advisor Class
Actual	$1,000	$1,022.40	$14.07	2.79%
Hypothetical**	$1,000	$1,011.02	$13.99	2.79%
Class R
Actual	$1,000	$1,019.50	$16.51	3.28%
Hypothetical**	$1,000	$1,008.58	$16.43	3.28%
Class K
Actual	$1,000	$1,020.40	$15.36	3.05%
Hypothetical**	$1,000	$1,009.72	$15.28	3.05%
Class I
Actual	$1,000	$1,022.40	$14.12	2.80%
Hypothetical**	$1,000	$1,010.97	$14.04	2.80%
Class Z
Actual	$1,000	$1,022.40	$14.07	2.79%
Hypothetical**	$1,000	$1,011.02	$13.99	2.79%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB LONG/SHORT MULTI-MANAGER FUND •	15

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $32.1

SUB-ADVISER ALLOCATION*

%	Sub Adviser	Strategy

22.8%	Sirios Capital Management LP	US long/short large-and mid-cap value stocks
22.7%	Lyrical Asset Management LP	US long/short large-and mid-cap stocks
20.7%	Impala Asset Management LLC	Global long/short cyclical stocks
17.4%	Passport Capital, LLC	Global long/short thematic stocks
15.4%	Kynikos Associates LP	Global short-only stocks
1.0%	Liquidity Sleeve Cash**	Cash

SECURITY TYPE BREAKDOWN*

	Long	Short

Common Stocks	67.4%	-14.8%
Depository Receipts	1.1	-0.3
Equity Linked Notes	1.1	—
Mutual Funds	—	-5.1
Options Purchased – Puts	0.6	—
Real Estate Investment Trust Units	1.7	-0.5
Short-Term Investments	19.8	—
Warrants	0.6	—

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Cash maintained on portfolio level for investors’ transactions.

16	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

May 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 67.4%
Consumer Discretionary – 16.3%
Auto Components – 2.1%
Cie Generale des Etablissements Michelin – Class B(a)	530	$56,707
Continental AG	124	28,675
Goodyear Tire & Rubber Co. (The)	5,809	184,987
Johnson Controls, Inc.	5,885	306,138
Tenneco, Inc.(b)	1,337	78,509

		655,016

Automobiles – 0.7%
Peugeot SA(b)	10,834	225,507

Hotels, Restaurants & Leisure – 2.9%
Carnival Corp.(c)	10,443	483,824
Chipotle Mexican Grill, Inc. – Class A(b)	71	43,702
Starbucks Corp.(c)	6,314	328,076
Starwood Hotels & Resorts Worldwide, Inc.	1,033	85,491

		941,093

Household Durables – 0.9%
Lennar Corp. – Class A	1,682	78,432
Ryland Group, Inc. (The)	4,378	184,182
Tempur Sealy International, Inc.(b)	628	37,423

		300,037

Internet & Catalog Retail – 0.8%
Liberty Interactive Corp. – Class A(b)	9,127	255,282

Leisure Products – 0.3%
Brunswick Corp./DE	1,895	96,721

Media – 6.6%
CBS Corp. – Class B	1,469	90,667
Charter Communications, Inc. – Class A(b)(c)	1,160	207,663
Comcast Corp. – Class A	4,824	282,011
DISH Network Corp. – Class A(b)	4,904	347,154
JCDecaux SA	4,551	185,288
Liberty Global PLC – Series C(b)(c)	5,960	320,350
Sirius XM Holdings, Inc.(b)(c)	20,783	80,223
Societe Television Francaise 1	2,749	46,310
Time Warner Cable, Inc. – Class A	752	136,029
Time Warner, Inc.	4,371	369,262
Walt Disney Co. (The)	514	56,730

		2,121,687

Multiline Retail – 1.2%
Dollar Tree, Inc.(b)(c)	3,619	271,389
Target Corp.	1,233	97,801

		369,190

Specialty Retail – 0.6%
Inditex SA	2,543	84,193

AB LONG/SHORT MULTI-MANAGER FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Lowe’s Cos., Inc.	777	$54,374
MarineMax, Inc.(b)	2,289	54,753

		193,320

Textiles, Apparel & Luxury Goods – 0.2%
Moncler SpA	3,577	68,145

		5,225,998

Information Technology – 11.9%
Communications Equipment – 0.3%
Palo Alto Networks, Inc.(b)	104	17,627
Radware Ltd.(b)	1,537	36,288
Ruckus Wireless, Inc.(b)	3,286	34,536

		88,451

Electronic Equipment, Instruments & Components – 1.9%
Corning, Inc.	13,411	280,558
TE Connectivity Ltd.	4,670	322,230

		602,788

Internet Software & Services – 2.4%
Akamai Technologies, Inc.(b)	682	52,016
Facebook, Inc. – Class A(b)	1,729	136,920
Google, Inc. – Class A(b)(c)	356	194,134
LinkedIn Corp. – Class A(b)	247	48,148
Tencent Holdings Ltd.	14,954	298,992
Zillow Group, Inc.(b)	375	34,271

		764,481

IT Services – 1.3%
Computer Sciences Corp.	1,009	69,217
Visa, Inc. – Class A	1,652	113,459
Western Union Co. (The) – Class W	11,172	245,226

		427,902

Semiconductors & Semiconductor Equipment – 1.9%
Avago Technologies Ltd.	2,990	442,730
NXP Semiconductors NV(b)	1,661	186,447

		629,177

Software – 1.3%
Citrix Systems, Inc.(b)	354	23,013
CommVault Systems, Inc.(b)(c)	2,088	92,770
Symantec Corp.	11,025	271,491
Take-Two Interactive Software, Inc.(b)	716	19,597

		406,871

Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.(c)	2,175	283,359
EMC Corp./MA(c)	6,814	179,481
Lexmark International, Inc. – Class A	1,311	60,280
NCR Corp.(b)	3,546	106,557

18	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Western Digital Corp.	2,669	$259,854

		889,531

		3,809,201

Industrials – 9.9%
Aerospace & Defense – 1.7%
Airbus Group NV	2,232	151,911
Precision Castparts Corp.(c)	568	120,206
Raytheon Co.	2,553	263,623

		535,740

Air Freight & Logistics – 0.6%
FedEx Corp.(c)	1,215	210,462

Airlines – 1.9%
Alaska Air Group, Inc.	422	27,278
Delta Air Lines, Inc.	7,901	339,111
International Consolidated Airlines Group SA(b)	16,604	140,978
Southwest Airlines Co.	631	23,378
Wizz Air Holdings PLC(b)(d)	2,998	69,649

		600,394

Commercial Services & Supplies – 0.5%
MSA Safety, Inc.	3,705	165,614

Construction & Engineering – 0.2%
AECOM(b)	2,150	71,015

Electrical Equipment – 1.7%
Acuity Brands, Inc.	424	74,832
Eaton Corp. PLC	4,091	292,875
SolarCity Corp.(b)	3,197	192,203

		559,910

Industrial Conglomerates – 0.4%
Danaher Corp.	1,335	115,237

Road & Rail – 2.1%
Avis Budget Group, Inc.(b)	2,198	112,098
Hertz Global Holdings, Inc.(b)	9,449	187,941
JB Hunt Transport Services, Inc.	270	22,685
Old Dominion Freight Line, Inc.(b)(c)	2,053	139,625
Ryder System, Inc.	500	45,825
Saia, Inc.(b)(c)	1,415	57,930
Union Pacific Corp.	988	99,699

		665,803

Trading Companies & Distributors – 0.8%
AerCap Holdings NV(b)	4,481	216,163
MRC Global, Inc.(b)	2,154	32,978
United Rentals, Inc.(b)	176	15,648

		264,789

		3,188,964

AB LONG/SHORT MULTI-MANAGER FUND •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 7.2%
Banks – 2.5%
Bank of America Corp.	20,425	$337,013
Comerica, Inc.(c)	2,598	127,172
JPMorgan Chase & Co.(c)	1,273	83,738
KeyCorp	3,440	50,155
Signature Bank/New York NY(b)(c)	1,539	214,921

		812,999

Capital Markets – 1.4%
Affiliated Managers Group, Inc.(b)(c)	751	167,969
Ameriprise Financial, Inc.	2,100	261,639

		429,608

Diversified Financial Services – 0.9%
McGraw Hill Financial, Inc.	524	54,365
Moody’s Corp.	508	54,915
NASDAQ OMX Group, Inc. (The)	3,561	184,281

		293,561

Insurance – 2.0%
Aflac, Inc.	4,459	277,439
AmTrust Financial Services, Inc.	1,595	95,987
Assurant, Inc.	1,507	99,236
Willis Group Holdings PLC	3,763	178,592

		651,254

Real Estate Management & Development – 0.4%
Realogy Holdings Corp.(b)(c)	2,664	125,075

		2,312,497

Health Care – 6.7%
Biotechnology – 0.3%
Gilead Sciences, Inc.(b)(c)	866	97,226

Health Care Equipment & Supplies – 0.5%
Becton Dickinson and Co.	510	71,660
Edwards Lifesciences Corp.(b)	797	104,184

		175,844

Health Care Providers & Services – 4.0%
Aetna, Inc.	3,194	376,796
Anthem, Inc.	2,159	362,388
HCA Holdings, Inc.(b)(c)	2,499	204,493
Humana, Inc.(c)	495	106,252
UnitedHealth Group, Inc.	736	88,475
Universal Health Services, Inc. – Class B(c)	1,132	146,684

		1,285,088

Life Sciences Tools & Services – 0.3%
Illumina, Inc.(b)	490	100,979

Pharmaceuticals – 1.6%
Actavis PLC(b)(c)	989	303,435

20	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Endo International PLC(b)	704	$58,967
Valeant Pharmaceuticals International, Inc.(b)	593	141,591

		503,993

		2,163,130

Materials – 5.9%
Chemicals – 3.0%
Celanese Corp. – Series A	3,275	225,484
CF Industries Holdings, Inc.(c)	1,251	395,166
LyondellBasell Industries NV – Class A	646	65,311
Monsanto Co.(c)	1,058	123,765
Sherwin-Williams Co. (The)(c)	507	146,107

		955,833

Construction Materials – 1.2%
Buzzi Unicem SpA(a)	11,160	171,122
Eagle Materials, Inc.	2,511	209,618

		380,740

Containers & Packaging – 0.3%
Owens-Illinois, Inc.(b)	3,477	83,100

Metals & Mining – 0.4%
Barrick Gold Corp.	8,398	99,600
Century Aluminum Co.(b)	1,772	19,811

		119,411

Paper & Forest Products – 1.0%
Canfor Corp.(b)	8,169	168,622
Louisiana-Pacific Corp.(b)	9,436	170,697

		339,319

		1,878,403

Consumer Staples – 4.7%
Beverages – 2.3%
Constellation Brands, Inc. – Class A	5,447	642,147
Davide Campari-Milano SpA	5,223	39,915
Heineken NV	275	21,519
Pernod Ricard SA	378	46,658

		750,239

Food & Staples Retailing – 1.5%
Costco Wholesale Corp.	1,150	163,979
Kroger Co. (The)	2,681	195,177
Rite Aid Corp.(b)(c)	13,070	113,970

		473,126

Food Products – 0.4%
Hain Celestial Group, Inc. (The)(b)	890	56,311
JM Smucker Co. (The)(c)	624	73,975

		130,286

Household Products – 0.3%
Church & Dwight Co., Inc.	1,293	108,573

AB LONG/SHORT MULTI-MANAGER FUND •	21

Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.2%
L’Oreal SA	325	$61,295

		1,523,519

Energy – 2.5%
Energy Equipment & Services – 0.5%
National Oilwell Varco, Inc.	3,431	168,771

Oil, Gas & Consumable Fuels – 2.0%
Cimarex Energy Co.	879	101,533
EOG Resources, Inc.	2,629	233,166
Occidental Petroleum Corp.	1,087	84,993
Suncor Energy, Inc. (New York)	7,221	211,070

		630,762

		799,533

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 0.8%
Cellnex Telecom SAU(b)(d)	4,097	69,026
Sunrise Communications Group AG(b)(d)	847	69,951
Verizon Communications, Inc.(c)	2,140	105,802

		244,779

Wireless Telecommunication Services – 0.9%
T-Mobile US, Inc.(b)(c)	7,322	284,679

		529,458

Utilities – 0.6%
Independent Power and Renewable Electricity Producers – 0.6%
NRG Energy, Inc.	7,581	191,041

Total Common Stocks (cost $19,726,031)		21,621,744

REAL ESTATE INVESTMENT TRUST UNITS – 1.7%
Financials – 1.7%
Real Estate Investment Trusts (REITs) – 1.7%
Colony Capital, Inc.(c)	3,557	91,273
Lamar Advertising Co.(c)	1,906	115,542
NorthStar Realty Finance Corp.	17,997	326,465

Total Real Estate Investment Trust Units (cost $488,760)		533,280

EQUITY LINKED NOTES – 1.1%
Financials – 1.1%
Banks – 0.8%
National Commercial Bank, HSBC Bank PLC, expiring 11/20/17(b)	13,894	246,374

Capital Markets – 0.3%
Saudi Basic Industries Corp., Credit Suisse AG/Nassau, expiring 5/17/18(b)	3,773	103,674

Total Equity Linked Notes (cost $354,838)		350,048

22	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

DEPOSITORY RECEIPTS – 1.1%
Consumer Discretionary – 0.3%
Internet & Catalog Retail – 0.3%
Vipshop Holdings Ltd. (ADR)(b)	4,477	$111,791

Consumer Staples – 0.5%
Beverages – 0.5%
Anheuser-Busch InBev NV (Sponsored ADR)	1,296	156,246

Information Technology – 0.3%
Semiconductors & Semiconductor Equipment – 0.3%
ARM Holdings PLC (Sponsored ADR)(c)	1,535	81,769

Total Depository Receipts (cost $335,719)		349,806

WARRANTS – 0.6%
Financials – 0.6%
Banks – 0.3%
JPMorgan Chase & Co., expiring 10/28/18(b)	3,541	84,913

Capital Markets – 0.3%
Alinma Bank, Merrill Lynch International, expiring 4/18/16(b)	17,612	113,245

Total Warrants (cost $181,808)		198,158

	Contracts
OPTIONS PURCHASED - PUTS – 0.6%
Cablevision Systems Corp. Expiration: Sep 2015, Exercise Price: $ 25.00(b)(e)	25	5,502
Carlsberg A/S Expiration: Jun 2015, Exercise Price: DKK 570.00(b)(f)	410	130
Carlsberg A/S Expiration: Sep 2015, Exercise Price: DKK 600.00(b)(f)	250	1,129
Caterpillar, Inc. Expiration: Aug 2015, Exercise Price: $ 85.00(b)(e)	5	1,678
Chevron Corp. Expiration: Jun 2015, Exercise Price: $ 105.00(b)(e)	3	814
China National Building Material Co., Ltd. Expiration: Sep 2015, Exercise Price: HKD 9.50(b)(f)	44,000	8,841
CONSOL Energy, Inc. Expiration: Jul 2015, Exercise Price: $ 26.00(b)(e)	19	1,662
CONSOL Energy, Inc. Expiration: Oct 2015, Exercise Price: $ 30.00(b)(e)	12	4,680
Continental Resources, Inc./OK Expiration: Sep 2015, Exercise Price: $ 50.00(b)(e)	10	7,011
DeVry, Inc. Expiration: Jun 2015, Exercise Price: $ 35.00(b)(e)	2	713
Five Below, Inc. Expiration: Aug 2015, Exercise Price: $ 30.00(b)(e)	8	947

AB LONG/SHORT MULTI-MANAGER FUND •	23

Portfolio of Investments

Company	Contracts	U.S. $ Value

Five Below, Inc. Expiration: Aug 2015, Exercise Price: $ 35.00(b)(e)	14	$4,785
Galaxy Entertainment Group Ltd. Expiration: Jun 2015, Exercise Price: HKD 36.00(b)(f)	8,000	1,198
GameStop Corp. Expiration: Oct 2015, Exercise Price: $ 42.00(b)(e)	12	4,262
Garmin Ltd. Expiration: Jul 2015, Exercise Price: $ 47.50(b)(e)	10	3,360
Gogo, Inc. Expiration: Aug 2015, Exercise Price: $ 21.00(b)(e)	16	3,102
Grand Canyon Education, Inc. Expiration: Sep 2015, Exercise Price: $ 40.00(b)(e)	9	1,440
Hewlett Packard Co. Expiration: Aug 2015, Exercise Price: $ 32.00(b)(e)	14	1,484
Hewlett Packard Co. Expiration: Aug 2015, Exercise Price: $ 35.00(b)(e)	13	3,370
Keurig Green Mountain, Inc. Expiration: Sep 2015, Exercise Price: $ 90.00(b)(e)	6	5,670
Keurig Green Mountain, Inc. Expiration: Sep 2015, Exercise Price: $ 95.00(b)(e)	4	5,088
Las Vegas Sands Corp. Expiration: Sep 2015, Exercise Price: $ 50.00(b)(e)	8	2,633
Las Vegas Sands Corp. Expiration: Sep 2015, Exercise Price: $ 52.50(b)(e)	12	5,680
Lenovo Group Ltd. Expiration: Sep 2015, Exercise Price: HKD 13.50(b)(f)	36,000	8,720
Melco Crown Entertainment Ltd. Expiration: Jul 2015, Exercise Price: $ 20.00(b)(e)	36	5,083
Melco Crown Entertainment Ltd. Expiration: Oct 2015, Exercise Price: $ 20.00(b)(e)	24	5,338
Michael Kors Holdings Ltd. Expiration: Nov 2015, Exercise Price: $ 45.00(b)(e)	19	7,237
Netflix, Inc. Expiration: Sep 2015, Exercise Price: $ 620.00(b)(e)	1	4,713
Nu Skin Enterprises, Inc. Expiration: Jun 2015, Exercise Price: $ 55.00(b)(e)	9	4,481
Outerwall, Inc. Expiration: Jul 2015, Exercise Price: $ 65.00(b)(e)	8	549
Outerwall, Inc. Expiration: Jul 2015, Exercise Price: $ 70.00(b)(e)	6	897
Outerwall, Inc. Expiration: Oct 2015, Exercise Price: $ 75.00(b)(e)	5	3,259
Petroleo Brasileiro SA Expiration: Jul 2015, Exercise Price: $ 5.00(b)(e)	50	165
Ping An Insurance Group Co. Expiration: Sep 2015, Exercise Price: HKD 107.50(b)(f)	4,500	3,919
salesforce.com, Inc. Expiration: Jul 2015, Exercise Price: $ 72.50(b)(e)	4	1,360
salesforce.com, Inc. Expiration: Aug 2015, Exercise Price: $ 67.50(b)(e)	7	1,609
SolarCity Corp. Expiration: Jul 2015, Exercise Price: $ 57.50(b)(e)	4	938

24	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Contracts	U.S. $ Value

SolarCity Corp. Expiration: Jun 2015, Exercise Price: $ 60.00(b)(e)	6	$1,271
Stratasys, Inc. Expiration: Sep 2015, Exercise Price: $ 40.00(b)(e)	20	12,478
Take-Two Interactive Software, Inc. Expiration: Jun 2015, Exercise Price: $ 24.00(b)(e)	26	164
Take-Two Interactive Software, Inc. Expiration: Sep 2015, Exercise Price: $ 28.00(b)(e)	16	3,461
Tesla Motors, Inc. Expiration: Jun 2015, Exercise Price: $ 200.00(b)(e)	5	65
Tesla Motors, Inc. Expiration: Sep 2015, Exercise Price: $ 220.00(b)(e)	1	868
Tesla Motors, Inc. Expiration: Sep 2015, Exercise Price: $ 240.00(b)(e)	2	3,114
Vipshop Holdings Ltd. Expiration: Aug 2015, Exercise Price: $ 23.00(b)(e)	14	2,899
Vipshop Holdings Ltd. Expiration: Aug 2015, Exercise Price: $ 25.00(b)(e)	10	2,931
Wynn Resorts Ltd. Expiration: Sep 2015, Exercise Price: $ 100.00(b)(e)	13	9,393
Zillow, Inc. Expiration: Aug 2015, Exercise Price: $ 90.00(b)(e)	12	7,026
Zillow, Inc. Expiration: Aug 2015, Exercise Price: $ 95.00(b)(e)	9	7,583
Zillow, Inc. Expiration: Nov 2015, Exercise Price: $ 100.00(b)(e)	3	4,513

Total Options Purchased – Puts (premiums paid $241,859)		179,213

	Shares
SHORT-TERM INVESTMENTS – 19.8%
Investment Companies – 19.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(g)(h) (cost $6,347,772)	6,347,772	6,347,772

Total Investments Before Security Lending Collateral for Securities Loaned – 92.3% (cost $27,676,787)		29,580,021

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Exchange Reserves – Class I, 0.07%(g)(h) (cost $199,725)	199,725	199,725

Total Investments Before Securities Sold Short – 92.9% (cost $27,876,512)		29,779,746

SECURITIES SOLD SHORT – (20.7)%
COMMON STOCKS – (14.8)%
Consumer Discretionary – (4.2)%
Auto Components – (0.1)%
Nokian Renkaat Oyj	(760)	(24,523)

AB LONG/SHORT MULTI-MANAGER FUND •	25

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – (0.8)%
Ford Motor Co.	(6,699)	$(101,624)
General Motors Co.	(2,523)	(90,752)
Harley-Davidson, Inc.	(372)	(19,898)
Tesla Motors, Inc.(b)	(158)	(39,627)

		(251,901)

Distributors – (0.1)%
LKQ Corp.(b)	(1,111)	(31,741)

Diversified Consumer Services – (0.4)%
Apollo Education Group, Inc.(b)	(1,158)	(19,200)
DeVry Education Group, Inc.	(602)	(19,150)
Grand Canyon Education, Inc.(b)	(560)	(23,917)
LifeLock, Inc.(b)	(2,320)	(35,310)
Sotheby’s	(431)	(19,322)
Strayer Education, Inc.(b)	(334)	(15,307)

		(132,206)

Hotels, Restaurants & Leisure – (0.5)%
Cheesecake Factory, Inc. (The)	(378)	(19,493)
Dunkin’ Brands Group, Inc.	(510)	(27,214)
Genting Singapore PLC	(12,000)	(8,175)
Las Vegas Sands Corp.	(508)	(25,822)
MGM Resorts International(b)	(1,376)	(27,589)
Restaurant Brands International, Inc.	(750)	(29,002)
Wynn Resorts Ltd.	(192)	(19,332)

		(156,627)

Household Durables – (0.2)%
Garmin Ltd.	(621)	(28,243)
Mohawk Industries, Inc.(b)	(160)	(29,863)

		(58,106)

Internet & Catalog Retail – (0.2)%
Etsy, Inc.(b)	(610)	(10,224)
Netflix, Inc.(b)	(48)	(29,955)
Wayfair, Inc.(b)	(1,170)	(34,971)

		(75,150)

Media – (0.4)%
Cablevision Systems Corp.	(600)	(14,706)
CBS Corp. – Class B	(290)	(17,899)
DISH Network Corp. – Class A(b)	(322)	(22,794)
Gannett Co., Inc.	(1,546)	(55,331)
Mediaset SpA	(3,418)	(16,505)

		(127,235)

Multiline Retail – (0.5)%
Macy’s, Inc.	(803)	(53,761)
Target Corp.	(1,605)	(127,309)

		(181,070)

Specialty Retail – (0.7)%
Best Buy Co., Inc.	(920)	(31,924)
CarMax, Inc.(b)	(225)	(15,984)

26	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Five Below, Inc.(b)	(598)	$(19,883)
GameStop Corp. – Class A	(623)	(27,044)
Guess?, Inc.	(940)	(16,488)
Hennes & Mauritz AB – Class B	(949)	(37,438)
Home Depot, Inc. (The)	(104)	(11,588)
Outerwall, Inc.	(373)	(28,594)
Restoration Hardware Holdings, Inc.(b)	(348)	(31,654)

		(220,597)

Textiles, Apparel & Luxury Goods – (0.3)%
adidas AG	(509)	(40,055)
Coach, Inc.	(643)	(22,743)
lululemon Athletica, Inc.(b)	(440)	(26,307)

		(89,105)

		(1,348,261)

Industrials – (3.6)%
Aerospace & Defense – (0.7)%
Airbus Group NV	(257)	(17,492)
Boeing Co. (The)	(863)	(121,268)
Honeywell International, Inc.	(258)	(26,884)
Textron, Inc.	(1,143)	(51,686)
United Technologies Corp.	(129)	(15,115)

		(232,445)

Air Freight & Logistics – (0.1)%
United Parcel Service, Inc.	(185)	(18,356)

Airlines – (0.6)%
American Airlines Group, Inc.	(1,593)	(67,496)
Deutsche Lufthansa AG(b)	(2,835)	(39,962)
Norwegian Air Shuttle ASA(b)	(607)	(23,592)
Spirit Airlines, Inc.(b)	(197)	(12,523)
Virgin America, Inc.(b)	(2,611)	(74,257)

		(217,830)

Electrical Equipment – (0.2)%
Eaton Corp. PLC	(212)	(15,177)
Sensata Technologies Holding NV(b)	(332)	(18,290)
SolarCity Corp.(b)	(460)	(27,655)

		(61,122)

Industrial Conglomerates – (0.2)%
3M Co.	(63)	(10,022)
Keppel Corp., Ltd.	(5,500)	(35,639)
Siemens AG	(290)	(30,557)

		(76,218)

Machinery – (1.2)%
Caterpillar, Inc.	(2,587)	(220,722)
Cummins, Inc.	(311)	(42,156)
Deere & Co.	(810)	(75,881)
Ingersoll-Rand PLC	(269)	(18,502)
PACCAR, Inc.	(491)	(31,208)

		(388,469)

AB LONG/SHORT MULTI-MANAGER FUND •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – (0.1)%
Knight Transportation, Inc.	(593)	$(16,960)

Trading Companies & Distributors – (0.5)%
Fastenal Co.	(2,154)	(89,413)
Noble Group Ltd.	(114,800)	(67,582)

		(156,995)

		(1,168,395)

Information Technology – (2.5)%
Communications Equipment – (0.1)%
ViaSat, Inc.(b)	(339)	(21,354)

Internet Software & Services – (0.2)%
Gogo, Inc.(b)	(710)	(15,194)
LinkedIn Corp.(b)	(106)	(20,663)
Zillow Group, Inc.(b)	(229)	(20,928)

		(56,785)

IT Services – (0.8)%
Alliance Data Systems Corp.(b)	(82)	(24,439)
International Business Machines Corp.	(1,120)	(190,008)
Teradata Corp.(b)	(1,215)	(47,312)

		(261,759)

Semiconductors & Semiconductor Equipment – (0.4)%
Applied Materials, Inc.	(965)	(19,425)
Intel Corp.	(1,217)	(41,938)
Micron Technology, Inc.(b)	(2,093)	(58,457)
Skyworks Solutions, Inc.	(141)	(15,420)

		(135,240)

Software – (0.2)%
salesforce.com, Inc.(b)	(410)	(29,828)
Take-Two Interactive Software, Inc.(b)	(1,030)	(28,191)

		(58,019)

Technology Hardware, Storage & Peripherals – (0.8)%
EMC Corp./MA	(852)	(22,442)
Hewlett-Packard Co.	(1,399)	(46,726)
Seagate Technology PLC	(2,183)	(121,462)
Stratasys Ltd.(b)	(140)	(4,978)
Western Digital Corp.	(624)	(60,753)

		(256,361)

		(789,518)

Materials – (1.7)%
Chemicals – (0.1)%
CF Industries Holdings, Inc.	(61)	(19,269)
EI du Pont de Nemours & Co.	(336)	(23,859)

		(43,128)

Metals & Mining – (1.5)%
Alcoa, Inc.	(1,928)	(24,100)

28	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

ArcelorMittal	(1,630)	$(17,378)
First Quantum Minerals Ltd.	(23,391)	(302,450)
Freeport-McMoRan, Inc.	(1,229)	(24,150)
Grupo Mexico SAB de CV	(7,154)	(22,184)
Newcrest Mining Ltd.(b)	(6,612)	(71,629)
ThyssenKrupp AG	(435)	(11,546)

		(473,437)

Paper & Forest Products – (0.1)%
International Paper Co.	(447)	(23,168)

		(539,733)

Energy – (0.8)%
Energy Equipment & Services – (0.2)%
Core Laboratories NV	(304)	(35,714)
Saipem SpA(b)	(1,280)	(16,278)
SBM Offshore NV(b)	(2,220)	(29,535)

		(81,527)

Oil, Gas & Consumable Fuels – (0.6)%
Anadarko Petroleum Corp.	(163)	(13,628)
Chevron Corp.	(350)	(36,050)
CONSOL Energy, Inc.	(440)	(12,250)
Continental Resources, Inc./OK(b)	(530)	(24,147)
Devon Energy Corp.	(390)	(25,436)
Eni SpA	(1,774)	(31,968)
EOG Resources, Inc.	(293)	(25,986)
Pioneer Natural Resources Co.	(112)	(16,557)

		(186,022)

		(267,549)

Consumer Staples – (0.8)%
Food & Staples Retailing – (0.2)%
Wal-Mart Stores, Inc.	(784)	(58,228)

Food Products – (0.4)%
Archer-Daniels-Midland Co.	(924)	(48,833)
JM Smucker Co. (The)	(573)	(67,929)
Keurig Green Mountain, Inc.	(245)	(21,129)

		(137,891)

Household Products – (0.1)%
Kimberly-Clark Corp.	(321)	(34,944)

Personal Products – (0.1)%
Avon Products, Inc.	(2,528)	(16,988)

		(248,051)

Health Care – (0.5)%
Health Care Equipment & Supplies – (0.2)%
IDEXX Laboratories, Inc.(b)	(120)	(16,272)
Intuitive Surgical, Inc.(b)	(55)	(26,826)
Varian Medical Systems, Inc.(b)	(615)	(53,259)

		(96,357)

AB LONG/SHORT MULTI-MANAGER FUND •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Technology – (0.1)%
athenahealth, Inc.(b)	(290)	$(33,814)

Life Sciences Tools & Services – (0.1)%
Waters Corp.(b)	(166)	(22,181)

Pharmaceuticals – (0.1)%
Valeant Pharmaceuticals International, Inc.(b)	(81)	(19,340)

		(171,692)

Financials – (0.4)%
Banks – (0.2)%
DBS Group Holdings Ltd.	(2,600)	(39,090)
Oversea-Chinese Banking Corp., Ltd.	(3,300)	(24,938)

		(64,028)

Capital Markets – (0.1)%
Franklin Resources, Inc.	(242)	(12,320)

Insurance – (0.1)%
ACE Ltd.	(103)	(10,968)
Power Financial Corp.	(770)	(22,228)

		(33,196)

Real Estate Management & Development – (0.0)%
Hongkong Land Holdings Ltd.	(1,000)	(8,610)

		(118,154)

Telecommunication Services – (0.2)%
Diversified Telecommunication Services – (0.2)%
AT&T, Inc.	(2,200)	(75,988)

Utilities – (0.1)%
Electric Utilities – (0.1)%
Fortum Oyj	(773)	(14,707)

Total Common Stocks (proceeds $4,873,956)		(4,742,048)

MUTUAL FUNDS – (5.1)%
Index – (5.1)%
Index – (5.1)%
Consumer Discretionary Select Sector SPDR Fund	(1,725)	(131,618)
Consumer Staples Select Sector SPDR Fund	(1,737)	(84,748)
Health Care Select Sector SPDR Fund	(1,008)	(75,600)
iShares MSCI Brazil Capped ETF	(7,241)	(233,450)
iShares MSCI Emerging Markets ETF	(2,357)	(96,920)
iShares Russell 2000 ETF	(554)	(68,652)
iShares STOXX Europe 600 UCITS ETF	(1,398)	(62,538)
SPDR S&P 500 ETF Trust	(2,902)	(612,699)
SPDR S&P Regional Banking ETF	(2,613)	(110,112)

30	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SPDR S&P Retail ETF	(371)	$(36,280)
Technology Select Sector SPDR Fund	(820)	(35,563)
Utilities Select Sector SPDR Fund	(1,779)	(79,165)

Total Mutual Funds (proceeds $1,552,443)		(1,627,345)

REAL ESTATE INVESTMENT TRUST UNITS – (0.5)%
Financials – (0.5)%
Real Estate Investment Trusts (REITs) – (0.5)%
Simon Property Group, Inc. (proceeds $166,892)	(904)	(163,986)

DEPOSITORY RECEIPTS – (0.3)%
Consumer Discretionary – (0.2)%
Hotels, Restaurants & Leisure – (0.1)%
Melco Crown Entertainment Ltd. (ADR)	(868)	(16,787)

Internet & Catalog Retail – (0.1)%
Vipshop Holdings Ltd. (ADR)(b)	(1,144)	(28,566)

		(45,353)

Energy – (0.1)%
Oil, Gas & Consumable Fuels – (0.1)%
Ecopetrol SA (Sponsored ADR)	(647)	(9,381)
Royal Dutch Shell PLC (ADR)	(440)	(26,277)

		(35,658)

Total Depository Receipts (proceeds $96,253)		(81,011)

Total Securities Sold Short (proceeds $6,689,544)		(6,614,390)

Total Investments, Net of Securities Sold Short – 72.2% (cost $21,186,968)		23,165,356
Other assets less liabilities – 27.8%		8,933,434

Net Assets – 100.0%		$32,098,790

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Co., Inc.	CAD	214	USD 175	6/30/15	$2,613
Morgan Stanley Co., Inc.	EUR	51	USD 57	6/30/15	1,664
Morgan Stanley Co., Inc.	EUR	731	USD 786	6/30/15	(16,815)
Morgan Stanley Co., Inc.	GBP	152	USD 227	6/30/15	(5,258)
Morgan Stanley Co., Inc.	SEK	103	USD 12	6/30/15	(182)

AB LONG/SHORT MULTI-MANAGER FUND •	31

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Co., Inc.	USD	145	EUR 130	6/30/15	$(2,891)
Morgan Stanley Co., Inc.	USD	31	GBP 20	6/30/15	(398)
Morgan Stanley Co., Inc.	USD	18	NOK 134	6/30/15	(806)
Morgan Stanley Co., Inc.	USD	34	SEK 280	6/30/15	(926)
Morgan Stanley Co., Inc.	CHF	23	USD 25	8/20/15	51
Morgan Stanley Co., Inc.	CHF	45	USD 47	8/20/15	(755)
Morgan Stanley Co., Inc.	EUR	114	USD 128	8/20/15	2,871
Morgan Stanley Co., Inc.	EUR	254	USD 273	8/20/15	(5,941)

					$(26,773)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Marriott International, Inc.	3,243	BBA 1 Month LIBOR Plus 0.50%	USD	261	5/22/17	$(8,067)
NVR, Inc.	210	BBA 1 Month LIBOR Plus 0.50%		288	5/22/17	(2,713)
Oshkosh Corp.	4,614	BBA 1 Month LIBOR Plus 0.50%		252	5/22/17	(20,695)
Rolls-Royce Holdings PLC	9,939	BBA 1 Month LIBOR Plus 0.50%	GBP	98	1/16/17	3,472
Royal Dutch Shell PLC - A shs	2,864	BBA 1 Month LIBOR Plus 0.50%		59	1/19/17	(4,225)
Ryanair Holdings PLC	3,910	EURIBOR 1 Month Plus 0.50%	EUR	45	4/10/17	450
Thomas Cook Group PLC	14,760	BBA 1 Month LIBOR Plus 0.50%	GBP	22	1/16/17	(547)
Triumph Group, Inc.	3,403	BBA 1 Month LIBOR Plus 0.50%	USD	235	5/22/17	(8,259)
United Continental Holdings	3,319	BBA 1 Month LIBOR Plus 0.50%		179	5/22/17	1,978
Wizz Air Holdings PLC	1,369	BBA 1 Month LIBOR Plus 0.50%	GBP	19	1/16/17	2,491
Wyndham Worldwide Corp.	2,358	BBA 1 Month LIBOR Plus 0.50%	USD	204	5/22/17	(4,287)
Pay Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Aberdeen Asset Management PLC	300	SONIA Overnight Deposit Rate Minus 0.30%	GBP	1	10/03/16	29
Aberdeen Asset Management PLC	3,058	SONIA Overnight Deposit Rate Minus 0.30%		12	10/03/16	(2,324)
Agile Property Holdings Ltd.	4,200	HK Overnight Index Swap Ref Rate Minus 1.625%	HKD	19	10/03/16	(776)
Agile Property Holdings Ltd.	2,200	HK Overnight Index Swap Ref Rate Minus 0.40%		11	10/03/16	(330)
Agile Property Holdings Ltd.	2,100	HK Overnight Index Swap Ref Rate Minus 2.00%		10	10/03/16	(359)

32	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Agile Property Holdings Ltd.	1,200	HK Overnight Index Swap Ref Rate Minus 2.00%	HKD	6	10/03/16	$(202)
Agile Property Holdings Ltd.	600	HK Overnight Index Swap Ref Rate Minus 2.00%		3	10/03/16	(91)
Agile Property Holdings Ltd.	2,200	HK Overnight Index Swap Ref Rate Minus 2.00%		11	10/03/16	(307)
Agile Property Holdings Ltd.	2,100	HK Overnight Index Swap Ref Rate Minus 2.00%		10	10/03/16	(296)
Agile Property Holdings Ltd.	18,200	HK Overnight Index Swap Ref Rate Minus 1.50%-2.00%		92	10/03/16	(2,073)
Agricultural Bank of China Ltd.	20,700	HK Overnight Index Swap Ref Rate Minus 0.40%		70	10/03/16	(2,179)
Anglo American Platinum Ltd.	484	South Africa Benchmark Overnight Rate Minus 2.125%	ZAR	161	10/03/16	1,789
Antofagasta PLC	1,878	SONIA Overnight Deposit Rate Minus 0.30%	GBP	14	10/03/16	(594)
Asustek Computer, Inc.	3,700	FedFundEffective Minus 0.51%	USD	37	10/03/16	211
Bank of China Ltd.	36,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	124	10/03/16	(7,866)
Bank of East Asia	200	HK Overnight Index Swap Ref Rate Minus 0.40%		6	10/03/16	(145)
Bank of East Asia	500	HK Overnight Index Swap Ref Rate Minus 0.40%		15	10/03/16	(382)
Bank of East Asia	400	HK Overnight Index Swap Ref Rate Minus 0.40%		12	10/03/16	(293)
Bank of East Asia	500	HK Overnight Index Swap Ref Rate Minus 0.50%		15	10/03/16	(366)
Bank of East Asia	3,900	HK Overnight Index Swap Ref Rate Minus 0.40%-0.50%		119	10/03/16	(2,228)
Bank of East Asia	1,100	HK Overnight Index Swap Ref Rate Minus 0.40%		32	10/03/16	(835)
BG Group PLC	1,520	SONIA Overnight Deposit Rate Minus 0.30%	GBP	18	10/03/16	321
China Cinda Asset Management Co., Ltd.	30,500	HK Overnight Index Swap Ref Rate Minus 0.75%	HKD	122	10/03/16	(3,578)

AB LONG/SHORT MULTI-MANAGER FUND •	33

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China Cinda Asset Management Co., Ltd.	8,700	HK Overnight Index Swap Ref Rate Minus 0.75%	HKD	35	10/03/16	$(949)
China Cinda Asset Management Co., Ltd.	4,600	HK Overnight Index Swap Ref Rate Minus 0.75%		17	10/03/16	(671)
China CITIC Bank Corp., Ltd.	56,500	HK Overnight Index Swap Ref Rate Minus 0.40%		273	10/03/16	(12,481)
China Minsheng Banking Corp., Ltd.	22,700	HK Overnight Index Swap Ref Rate Minus 0.40%		171	10/03/16	(9,078)
China National Building Material Co., Ltd.	12,400	HK Overnight Index Swap Ref Rate Minus 0.50%		113	10/03/16	1,029
China Pacific Insurance (Group) Co., Ltd.	4,800	HK Overnight Index Swap Ref Rate Minus 0.40%		149	10/03/16	(5,872)
China Vanke Co., Ltd.	9,500	HK Overnight Index Swap Ref Rate Minus 1.50%		143	10/03/16	(6,464)
CITIC Securities Co., Ltd.	6,500	HK Overnight Index Swap Ref Rate Minus 0.40%		137	10/03/16	(9,836)
CNOOC Ltd.	10,300	HK Overnight Index Swap Ref Rate Minus 0.40%		135	10/03/16	1,435
Country Garden Holdings Co., Ltd.	5,800	HK Overnight Index Swap Ref Rate Minus 0.40%		18	10/03/16	(419)
Country Garden Holdings Co., Ltd.	55,100	HK Overnight Index Swap Ref Rate Minus 0.40%		162	10/03/16	(5,749)
Evergrande Real Estate Group Ltd.	2,800	HK Overnight Index Swap Ref Rate Minus 8.56%		8	10/03/16	(732)
Evergrande Real Estate Group Ltd.	39,300	HK Overnight Index Swap Ref Rate Minus 8.56%		142	10/03/16	(7,360)
Fosun International Ltd.	10,000	HK Overnight Index Swap Ref Rate Minus 1.50%		173	10/03/16	(3,477)
Galaxy Entertainment Group L	700	HK Overnight Index Swap Ref Rate Minus 0.40%		30	10/03/16	561
Galaxy Entertainment Group L	1,800	HK Overnight Index Swap Ref Rate Minus 0.40%		82	10/03/16	2,041
Galaxy Entertainment Group L	1,200	HK Overnight Index Swap Ref Rate Minus 0.40%		56	10/03/16	1,534
Galaxy Entertainment Group L	3,300	HK Overnight Index Swap Ref Rate Minus 0.40%		150	10/03/16	3,571

34	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Galaxy Entertainment Group L	1,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	82	10/03/16	$1,979
Glencore PLC	1,300	SONIA Overnight Deposit Rate Minus 0.30%	GBP	4	10/03/16	592
Glencore PLC	7,794	SONIA Overnight Deposit Rate Minus 0.30%		26	10/03/16	5,576
Glencore PLC	5,300	SONIA Overnight Deposit Rate Minus 0.30%		16	10/03/16	628
Glencore PLC	200	SONIA Overnight Deposit Rate Minus 0.30%		1	10/03/16	25
Glencore PLC	320	SONIA Overnight Deposit Rate Minus 0.30%		1	10/03/16	10
Hang Lung Properties Ltd.	8,180	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	182	10/03/16	(2,343)
Hang Seng Bank Ltd.	1,430	HK Overnight Index Swap Ref Rate Minus 0.40%		181	10/03/16	(5,481)
Henderson Land Development Co., Ltd.	1,700	HK Overnight Index Swap Ref Rate Minus 0.40%		84	10/03/16	(2,920)
Hong Kong Exchanges & Clearing Ltd.	700	HK Overnight Index Swap Ref Rate Minus 0.50%		197	10/03/16	(1,411)
HSBC Holdings PLC	2,397	SONIA Overnight Deposit Rate Minus 0.30%	GBP	15	10/03/16	10
Hyundai Heavy Industries Co., Ltd.	113	FedFundEffective Minus 0.40%	USD	14	10/03/16	1,127
Hyundai Mobis Co., Ltd.	19	FedFundEffective Minus 0.40%		4	10/03/16	640
ICAP PLC	4,615	SONIA Overnight Deposit Rate Minus 0.30%	GBP	21	10/03/16	(6,995)
KYOCERA Corp.	400	MUTSCALM Minus 0.40%	JPY	2,032	10/03/16	(5,337)
Lenovo Group Ltd.	16,900	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	191	10/03/16	(2,055)
Li & Fung Ltd.	13,900	HK Overnight Index Swap Ref Rate Minus 0.41%	HKD	120	10/03/16	2,976
MITSUI & Co., Ltd.	1,500	MUTSCALM Minus 0.40%	JPY	2,566	10/03/16	(305)
MTN Group Ltd.	1,308	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	311	10/03/16	2,500
MTN Group Ltd.	2,925	FedFundEffective Minus 1.30%	USD	51	3/2/17	(161)

AB LONG/SHORT MULTI-MANAGER FUND •	35

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Naspers Ltd.	120	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	151		10/03/16	$(5,166)
Ocado Group PLC	200	SONIA Overnight Deposit Rate Minus 0.40%	GBP	1		10/03/16	201
Ocado Group PLC	100	SONIA Overnight Deposit Rate Minus 0.40%		0	*	10/03/16	74
Ocado Group PLC	100	SONIA Overnight Deposit Rate Minus 0.40%		0	*	10/03/16	72
Ocado Group PLC	560	SONIA Overnight Deposit Rate Minus 0.40%		2		10/03/16	277
Ocado Group PLC	2,270	SONIA Overnight Deposit Rate Minus 0.40%		8		10/03/16	(474)
Ping An Insurance (Group) Co. of China Ltd.	900	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	85		10/03/16	(2,302)
Poly Property Group Co.,Ltd.	39,200	HK Overnight Index Swap Ref Rate Minus 0.40%-3.00%		133		10/03/16	(4,314)
Poly Property Group Co.,Ltd.	10,000	HK Overnight Index Swap Ref Rate Minus 0.40%		38		10/03/16	(555)
Reckitt Benckiser Group PLC	152	SONIA Overnight Deposit Rate Minus 0.30%	GBP	9		10/03/16	(659)
Shanghai Pharmaceuticals-H	9,100	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	211		10/03/16	(2,908)
Shimao Property Holdings Ltd.	9,900	HK Overnight Index Swap Ref Rate Minus 0.40%		174		10/03/16	1,142
Standard Bank Group Ltd.	400	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	55		10/03/16	(697)
Standard Bank Group Ltd.	1,478	South Africa Benchmark Overnight Rate Minus 0.95%		209		10/03/16	(2,004)
Techtronic Industries Co., Ltd.	5,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	147		10/03/16	(43)
Woodside Petroleum Ltd.	1,173	RBA Daily Cash Rate Target Minus 0.40%	AUD	48		10/03/16	3,684
Yanzhou Coal Mining Co., Ltd.	32,500	HK Overnight Index Swap Ref Rate Minus 4.54%	HKD	220		10/03/16	(561)
Zhuzhou CSR Times Electric Co., LTd.	4,500	HK Overnight Index Swap Ref Rate Minus 0.40%		255		10/03/16	(4,012)

36	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Zoomlion Heavy Industry Science & Technology Co., Ltd.	43,000	HK Overnight Index Swap Ref Rate Minus 2.50%-3.50%	HKD	207	10/03/16	$(6,241)

						$(151,624)

*	Notional amount less than 500.

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate market value of these securities amounted to $208,626 or 0.6% of net assets.

(e)	One contract relates to 100 shares.

(f)	One contract relates to 1 share.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBA – British Bankers Association

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

HK – Hong Kong

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate

RBA – Reserve Bank of Australia

REIT – Real Estate Investment Trust

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $21,329,015)	$23,232,249	(a)
Affiliated issuers (cost $6,547,497—including investment of cash collateral for securities loaned of $199,725)	6,547,497
Cash collateral due from broker	610,000
Foreign currencies, at value (cost $577,525)	557,618	(b)
Deposit at broker for securities sold short	8,424,087
Receivable for investment securities sold and foreign currency transactions	204,191
Prepaid expenses	122,525
Unrealized appreciation on total return swaps	42,425
Dividends and interest receivable	18,501
Unrealized appreciation on forward currency exchange contracts	7,199

Total assets	39,766,292

Liabilities
Due to custodian	2,948
Payable for securities sold short, at value (proceeds received $6,689,544)	6,614,390
Payable for investment securities purchased and foreign currency transactions	344,204
Payable for collateral received on securities loaned	199,725
Unrealized depreciation on total return swaps	194,049
Unrealized depreciation on forward currency exchange contracts	33,972
Payable for terminated total return swaps	24,054
Dividend expense payable	9,188
Advisory fee payable	7,455
Transfer Agent fee payable	1,508
Distribution fee payable	42
Accrued expenses	235,967

Total liabilities	7,667,502

Net Assets	$32,098,790

Composition of Net Assets
Capital stock, at par	$306
Additional paid-in capital	30,519,004
Undistributed net investment income	28,623
Accumulated net realized loss on investment and foreign currency transactions	(229,268)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,780,125

	$32,098,790

(a)	Includes securities on loan with a value of $186,640 (see Note E).

(b)	Includes $555,241 on deposit with the broker for securities sold short.

See notes to financial statements.

38	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$34,294	3,273	$10.48	*

C	$10,428	1,000.33	$10.42

Advisor	$32,012,133	3,050,600	$10.49

R	$10,462	1,000.30	$10.46

K	$10,479	1,000.30	$10.48

I	$10,497	1,000.30	$10.49

Z	$10,497	1,000.30	$10.49

*	The maximum offering price per share for Class A shares was $10.95 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period September 30, 2014(a) to May 31, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5,429)	$207,092
Affiliated issuers	2,708
Interest	21,338
Securities lending income	443	$231,581

Expenses
Advisory fee (see Note B)	393,291
Distribution fee—Class A	38
Distribution fee—Class C	68
Distribution fee—Class R	34
Distribution fee—Class K	17
Transfer agency—Class A	9
Transfer agency—Class C	14
Transfer agency—Advisor Class	10,776
Transfer agency—Class R	4
Transfer agency—Class K	3
Transfer agency—Class I	1
Transfer agency—Class Z	1
Custodian	369,889
Amortization of offering expenses	244,048
Audit and tax	92,788
Registration fees	16,934
Printing	16,593
Directors’ fees	12,171
Legal	11,088
Miscellaneous	29,594

Total operating expenses (see Note B)	1,197,361
Interest expense	1,728
Dividend expense on securities sold short	89,946
Broker fee on securities sold short	48,726

Total expenses	1,337,761
Less: expenses waived and reimbursed by the Adviser (see Note B)	(785,284)

Net expenses		552,477

Net investment loss		(320,896)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		615,947
Securities sold short		(371,372)
Options written		21,210
Swaps		(264,167)
Foreign currency transactions		15,768
Net change in unrealized appreciation/depreciation of:
Investments		1,903,234
Securities sold short		75,154
Swaps		(151,624)
Foreign currency denominated assets and liabilities		(46,639)

Net gain on investment and foreign currency transactions		1,797,511

Net Increase in Net Assets from Operations		$1,476,615

(a)	Commencement of operations.

See notes to financial statements.

40	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	September 30, 2014(a) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(320,896)
Net realized gain on investment transactions and foreign currency transactions	17,386
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,780,125

Net increase in net assets from operations	1,476,615
Capital Stock Transactions
Net increase	30,622,175

Total increase	32,098,790
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $28,623)	$32,098,790

(a)	Commencement of operations.

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	41

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select U.S. Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Long/Short Multi-Manager Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Long/Short Multi-Manager Fund. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of May 31, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C, Class R, Class K, Class I, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales

42	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z, shares are sold without an initial or contingent deferred sales charge. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Passport Capital, LLC, Impala Asset Management LLC, Lyrical Asset Management LP, Sirios Capital Management, L.P. and Kynikos Associates LP. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available

AB LONG/SHORT MULTI-MANAGER FUND •	43

Notes to Financial Statements

closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund value its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the

44	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

AB LONG/SHORT MULTI-MANAGER FUND •	45

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Consumer Discretionary	$4,531,173		$694,825		$	– 0	–	$5,225,998
Information Technology	3,510,209		298,992			– 0	–	3,809,201
Industrials	2,896,075		292,889			– 0	–	3,188,964
Financials	2,312,497		– 0	–		– 0	–	2,312,497
Health Care	2,163,130		– 0	–		– 0	–	2,163,130
Materials	1,707,281		171,122			– 0	–	1,878,403
Consumer Staples	1,354,132		169,387			– 0	–	1,523,519
Energy	799,533		– 0	–		– 0	–	799,533
Telecommunication Services	459,507		69,951			– 0	–	529,458
Utilities	191,041		– 0	–		– 0	–	191,041
Real Estate Investment Trust Units	533,280		– 0	–		– 0	–	533,280
Equity Linked Notes	103,674		– 0	–		246,374		350,048
Depository Receipts	349,806		– 0	–		– 0	–	349,806
Warrants	198,158		– 0	–		– 0	–	198,158
Options Purchased – Puts	– 0	–	179,213			– 0	–	179,213
Short-Term Investments	6,347,772		– 0	–		– 0	–	6,347,772
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	199,725		– 0	–		– 0	–	199,725
Liabilities:
Common Stock:
Consumer Discretionary	(1,221,565)		(126,696)			– 0	–	(1,348,261)
Industrials	(953,571)		(214,824)			– 0	–	(1,168,395)
Information Technology	(789,518)		– 0	–		– 0	–	(789,518)
Materials	(439,180)		(100,553)			– 0	–	(539,733)
Energy	(189,768)		(77,781)			– 0	–	(267,549)
Consumer Staples	(248,051)		– 0	–		– 0	–	(248,051)
Health Care	(171,692)		– 0	–		– 0	–	(171,692)
Financials	(54,126)		(64,028)			– 0	–	(118,154)
Telecommunication Services	(75,988)		– 0	–		– 0	–	(75,988)
Utilities	– 0	–	(14,707)			– 0	–	(14,707)
Mutual Funds	(1,627,345)		– 0	–		– 0	–	(1,627,345)
Real Estate Investment Trust Units	(163,986)		– 0	–		– 0	–	(163,986)
Depository Receipts	(81,011)		– 0	–		– 0	–	(81,011)

Total Investments in Securities	21,641,192		1,277,790			246,374		23,165,356
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	7,199			– 0	–	7,199
Total Return Swaps	– 0	–	42,425			– 0	–	42,425
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(33,972)			– 0	–	(33,972)
Total Return Swaps	– 0	–	(194,049)			– 0	–	(194,049)

Total+	$21,641,192		$1,099,393			$246,374		$22,986,959

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

46	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Equity Linked Notes			Total
Balance as of 9/30/14(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		1,790			1,790
Purchases		244,584			244,584
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 5/31/15		$246,374			$246,374

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*		$1,790			$1,790

(a)	Commencement of Operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB LONG/SHORT MULTI-MANAGER FUND •	47

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest

48	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $366,573 were deferred and amortized on a straight line basis over a one year period starting from September 30, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund paid the Adviser an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through May 31, 2015 are subject to repayment by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through September 30, 2015 are subject to repayment by the Fund until May 31, 2019, provided that no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee

AB LONG/SHORT MULTI-MANAGER FUND •	49

Notes to Financial Statements

percentage set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before September 30, 2015. For the period ended May 31, 2015, such reimbursements/waivers amounted to $785,284, which is subject to repayment. For the period ended May 31, 2015, the Adviser paid $204,660 in sub-advisory fees to the Sub-Advisers in the aggregate, representing 0.99% of the Fund’s average daily net assets.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,542 for the period ended May 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $55 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended May 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended May 31, 2015 is as follows:

Market Value September 30, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$	– 0	–	$48,815	$42,467	$6,348	$3

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended May 31, 2015 amounted to $64,883, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an

50	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$42,177,338	$21,406,275	$19,938,942	$13,579,977

The Fund did not transact in U.S. government securities during the period ended May 31, 2015.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and swap transactions) are as follows:

Cost of Investments	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) on Investments	Net Unrealized Appreciation/ (Depreciation) on Securities Sold Short		Net Unrealized Appreciation/ (Depreciation)
	Appreciation on Investments	Depreciation on Investments
$27,972,301	$2,632,145	$(824,700)	$1,807,445	$5,202	(a)	$1,812,647

(a)	Gross unrealized appreciation was $126,878 and gross unrealized depreciation was $(121,676), resulting in net unrealized appreciation of $5,202.

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise

AB LONG/SHORT MULTI-MANAGER FUND •	51

Notes to Financial Statements

inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended May 31, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

52	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended May 31, 2015, the Fund held purchased options for hedging and non-hedging purposes.

During the period ended May 31, 2015, the Fund held written options for hedging and non-hedging purposes.

For the period ended May 31, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 09/30/14(a)	– 0	–	$	– 0	–
Options written	156			21,210
Options expired	(156)			(21,210)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 05/31/15	– 0	–	$	– 0	–

(a)	Commencement of operations.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually

AB LONG/SHORT MULTI-MANAGER FUND •	53

Notes to Financial Statements

netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended May 31, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representa-

54	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

tions, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$7,199	Unrealized depreciation on forward currency exchange contracts	$33,972

Equity contracts	Investments in securities, at value	179,213

Equity contracts	Unrealized appreciation on total return swaps	42,425	Unrealized depreciation on total return swaps	194,049

Total		$228,837		$228,021

AB LONG/SHORT MULTI-MANAGER FUND •	55

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$43,950	$(26,773)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(38,881)	(62,646)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	21,210	– 0	–
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(264,167)	(151,624)

Total		$(237,888)	$(241,043)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended May 31, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$278,221
Average principal amount of sale contracts	$1,088,323

Purchased Options:
Average monthly cost	$195,214

Total Return Swaps:
Average notional amount	$2,030,371

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

56	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley	$179,213	$	– 0	–	$	– 0	–	$	– 0	–		$179,213

Total	$179,213	$	– 0	–	$	– 0	–	$	– 0	–		$179,213

OTC Derivatives:
Morgan Stanley Co., Inc.	$49,624		$(49,624)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$49,624		$(49,624)		$	– 0	–	$	– 0	–	$	– 0	–^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Morgan Stanley Co., Inc.	$228,021		$(49,624)			$(178,397)		$	– 0	–	$	– 0	–

Total	$228,021		$(49,624)			$(178,397)		$	– 0	–	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB LONG/SHORT MULTI-MANAGER FUND •	57

Notes to Financial Statements

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2015, the Fund had securities on loan with a value of $186,640 and had received cash collateral which has been invested into AB Exchange Reserves of $199,725. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $449 and $6 from the borrowers

58	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

and AB Exchange Reserves, respectively, for the period ended May 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the period ended May 31, 2015 is as follows:

Market Value September 30, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)
$	– 0	–	$342	$142	$200

(a)	Commencement of operations.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	September 30, 2014(a) to May 31, 2015	September 30, 2014(a) to May 31, 2015

Class A
Shares sold	3,273	$33,657

Net increase	3,273	$33,657

Class C
Shares sold	1,000	$10,003

Net increase	1,000	$10,003

Advisor Class
Shares sold	3,050,600	$30,538,503

Net increase	3,050,600	$30,538,503

Class R
Shares sold	1,001	$10,003

Net increase	1,001	$10,003

Class K
Shares sold	1,001	$10,003

Net increase	1,001	$10,003

Class I
Shares sold	1,000	$10,003

Net increase	1,000	$10,003

Class Z
Shares sold	1,000	$10,003

Net increase	1,000	$10,003

(a)	Commencement of operations.

AB LONG/SHORT MULTI-MANAGER FUND •	59

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk—It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a

60	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Derivative Instruments Risk—The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Derivative transactions intended to hedge against fluctuations in the value of the Fund positions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are

AB LONG/SHORT MULTI-MANAGER FUND •	61

Notes to Financial Statements

determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

• Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects

62	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

the risk of loss thereunder to be remote. Therefore, the Funds has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$916
Accumulated capital and other losses	(209,030	)(a)
Unrealized appreciation/(depreciation)	1,787,594	(b)

Total accumulated earnings/(deficit)	$1,579,480

(a)

At May 31, 2015, the Fund had a qualified late-year ordinary loss deferral of $144,587 which is deemed to arise on June 1, 2015. As of May 31, 2015, the Fund’s cumulative deferred loss on straddles was $56,801 and deferred losses on unsettled short sales was $7,642.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments and the recognition of gains on constructive sales for tax purposes.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, the tax treatment of swaps, the utilization of a net operating loss to offset capital gains, and tax reclassifications of earnings from short sales resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the facility on July 9, 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB LONG/SHORT MULTI-MANAGER FUND •	63

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operations	.48

Net asset value, end of period	$ 10.48

Total Return
Total investment return based on net asset value(d)	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.01%^
Expenses, before waivers/reimbursements(e)	6.65%^
Net investment loss(c)	(1.81)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnote summary on page 71.

64	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.17)
Net realized and unrealized gain on investment and foreign currency transactions	.59

Net increase in net asset value from operations	.42

Net asset value, end of period	$ 10.42

Total Return
Total investment return based on net asset value(d)	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.66%^
Expenses, before waivers/reimbursements(e)	7.62%^
Net investment loss(c)	(2.53)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnote summary on page 71.

AB LONG/SHORT MULTI-MANAGER FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operations	.49

Net asset value, end of period	$ 10.49

Total Return
Total investment return based on net asset value(d)	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,013
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.67%^
Expenses, before waivers/reimbursements(e)	6.46%^
Net investment loss(c)	(1.55)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnote summary on page 71.

66	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operations	.46

Net asset value, end of period	$ 10.46

Total Return
Total investment return based on net asset value(d)	4.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.17%^
Expenses, before waivers/reimbursements(e)	6.99%^
Net investment loss(c)	(2.04)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnote summary on page 71.

AB LONG/SHORT MULTI-MANAGER FUND •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operations	.48

Net asset value, end of period	$ 10.48

Total Return
Total investment return based on net asset value(d)	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.92%^
Expenses, before waivers/reimbursements(e)	6.73%^
Net investment loss(c)	(1.79)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnote summary on page 71.

68	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operations	.49

Net asset value, end of period	$ 10.49

Total Return
Total investment return based on net asset value(d)	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.67%^
Expenses, before waivers/reimbursements(e)	6.44%^
Net investment loss(c)	(1.56)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnote summary on page 71.

AB LONG/SHORT MULTI-MANAGER FUND •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operations	.49

Net asset value, end of period	$ 10.49

Total Return
Total investment return based on net asset value(d)	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.67%^
Expenses, before waivers/reimbursements(e)	6.38%^
Net investment loss(c)	(1.55)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnote summary on page 71.

70	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	September 30, 2014(a) to May 31, 2015
Class A
Net of waivers/reimbursements	2.24	%^
Before waivers/reimbursements	5.89	%^
Class C
Net of waivers/reimbursements	2.99	%^
Before waivers/reimbursements	6.95	%^
Advisor Class
Net of waivers/reimbursements	1.99	%^
Before waivers/reimbursements	5.78	%^
Class R
Net of waivers/reimbursements	2.49	%^
Before waivers/reimbursements	6.31	%^
Class K
Net of waivers/reimbursements	2.24	%^
Before waivers/reimbursements	6.04	%^
Class I
Net of waivers/reimbursements	1.99	%^
Before waivers/reimbursements	5.77	%^
Class Z
Net of waivers/reimbursements	1.99	%^
Before waivers/reimbursements	5.71	%^

^	Annualized.

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	71

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB Long/Short Multi-Manager Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Long/Short Multi-Manager Fund (the “Fund”) (formerly AllianceBernstein Long/Short Multi-Manager Fund), one of the funds constituting the AB Cap Fund, Inc. (formerly AllianceBernstein Cap Fund, Inc.), as of May 31, 2015, and the related statement of operations, changes in net assets, and financial highlights for the period September 30, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Long/Short Multi-Manager Fund (one of the funds constituting the AB Cap Fund, Inc.) at May 31, 2015, and the results of its operations, changes in its net assets and financial highlights for the period September 30, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 30, 2015

72	• AB LONG/SHORT MULTI-MANAGER FUND

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended May 31, 2015. For such taxable period, the Fund designates $187,300 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB LONG/SHORT MULTI-MANAGER FUND •	73

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

74	• AB LONG/SHORT MULTI-MANAGER FUND

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2014)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

AB LONG/SHORT MULTI-MANAGER FUND •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, ## 73 (2014)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

Michael J. Downey, ## 71 (2014)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

76	• AB LONG/SHORT MULTI-MANAGER FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ## 82 (2014)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

D. James Guzy, ## 79 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

AB LONG/SHORT MULTI-MANAGER FUND •	77

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 67 (2014)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

78	• AB LONG/SHORT MULTI-MANAGER FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

AB LONG/SHORT MULTI-MANAGER FUND •	79

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

80	• AB LONG/SHORT MULTI-MANAGER FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marc H. Gamsin 59	Vice President	Senior Vice President of the Adviser**, and Head and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since October 2010. Prior thereto, he was the President of SunAmerica Alternative Investments beginning prior to 2010.

Greg Outcalt 53	Vice President	Senior Vice President of the Adviser**, and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since October 2010. Prior thereto, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB LONG/SHORT MULTI-MANAGER FUND •	81

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Long/Short Multi-Manager Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio is an open end fund that invests primarily in “alternative” or non-traditional investments in portfolio sleeves managed by various unaffiliated sub-advisers (the “Sub-Advisers”) overseen by the Adviser. Sub-Advisers are retained by the Adviser, with the Board of Directors’ approval to manage the individual sleeves in the Portfolio.

The Portfolio, to a lesser extent, may invest in registered investment companies sponsored or advised by third party managers.

The Portfolio’s investment objective is to seek long term growth of capital. The Adviser seeks to achieve its investment objective by investing in portfolio sleeves managed by various unaffiliated Long/Short Sub-Advisers, as well as investing primarily in long and short positions in equity securities. The Portfolio may also invest in Class I shares of AllianceBernstein Select US Long/Short Portfolio (“Select US Long Short Portfolio”). The Portfolio is expected to generally maintain 40%-60% net long exposure (long minus short). The Portfolio will generally have a global approach; a substantial portion of its assets will frequently be invested in foreign securities.

1	The Senior Officer’s fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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The Adviser proposed the MSCI World Index as the Portfolio’s benchmark. The Adviser anticipates that Lipper will place the Portfolio in its Alternative Long/Short Equity category, and that Morningstar will place the Portfolio in its Long/Short Equity category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

3	Jones v. Harris at 1427.

AB LONG/SHORT MULTI-MANAGER FUND •	83

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Long/Short Multi-Manager Fund[4]	1.90% of average daily net assets[5]

The Adviser will pay the investment advisory fee earned by each of the Sub-Advisers out of the investment advisory fee it receives from the Portfolio. The Adviser has indicated that it expects to pay each of the original Sub-Advisers 1.00% for managing the Portfolio’s assets within its respective sleeve. It is possible that in the future, the Adviser will pay one or more Sub-Advisers an amount that is more or less than 1.00%. As a result, the Adviser has a potential conflict of interest since the less advisory fees it pays to the Sub-Advisers the more revenue it retains. Accordingly, the conditions of the exemptive relief, which the Adviser has requested from the SEC, attempt to address this potential conflict. For example, whenever a Sub-Adviser is hired or terminated, the Adviser will provide the Board with information disclosing the expected impact the Sub-Adviser’s hiring or termination on the Adviser’s profitability. In addition, on a quarterly basis, the Adviser will provide the Board with information regarding the impact of hiring or terminating any Sub-Adviser during the year on the Adviser’s profitability.

The Portfolio may invest in Class I shares of AllianceBernstein Select US Long/Short Portfolio, which has a management fee of 1.70% plus other non-management fee expenses of 0.25%. In this regard, the Adviser has indicated that it plans to voluntarily waive its fee from the Portfolio equal to the management fee charged to Select US Long/Short Portfolio proportional to the assets allocated to Select US Long/Short Portfolio. This fee arrangement has a conflict of interest since the Adviser will keep the resulting difference of 20 basis points from Portfolio’s management fee while being compensated 170 basis points from the Select US Long/Short Portfolio. In other words, with respect to assets

4	Since the Portfolio does not fall within any NYAG specific category, the Portfolio is considered, by default, in the Specialty category. The proposed advisory fee for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

5	The advisory fee schedule proposed for the Portfolio is identical to that proposed for AllianceBernstein Multi-Manager Alternative Strategies Fund (“Multi- Manager Alternative Strategies Fund”), which is managed similarly by the Adviser. Like the Portfolio, Multi-Manager Alternative Strategies Fund invests primarily in alternative investments in portfolio sleeves managed by various unaffiliated sub-advisers overseen by the Adviser. However, Multi-Manager Alternative Strategies Fund’s investment style differs from the Portfolio in terms of the number of primary strategies employed by the portfolio: Multi-Manager Alternative Strategies Fund’s primary strategies include Long/Short Equity in addition to Special Situations, Credit and Global Macro.

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invested in Select US Long/Short Portfolio, the Portfolio shareholders will pay the full advisory fee rate of 1.90% (all retained by the Adviser) even though the Adviser is not selecting and monitoring a third party Sub-Adviser.

One possible solution to avoid this conflict of interest is for the Adviser to be paid an advisory fee of 1.70% on the Portfolio’s assets invested in Select US Long/Short Portfolio, instead of the advisory fee rate of 1.90%.

Another conflict of interest is to the extent the Adviser allocates the Portfolio’s assets to itself (i.e. invest directly in long/short positions of equity securities) instead of a Sub-Adviser, it will allow the Adviser to retain the entire fee of 100 basis points that it would have paid to the Sub-Adviser, plus the 90 basis points the Adviser generally retains.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
Long/Short Multi-Manager Fund	Class A	2.24%	2.62%	May 31
	Class C	2.99%	3.39%
	Class R	2.49%	3.08%
	Class K	2.24%	2.77%
	Class I	1.99%	2.44%
	Advisor	1.99%	2.37%
	Class Z	1.99%	2.34%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB LONG/SHORT MULTI-MANAGER FUND •	85

personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

The Investment Advisory Agreements for the Portfolio includes provisions permitting the Adviser to retain Sub-Advisers for the Portfolio and specifying that the Adviser has an obligation to oversee the services provided by any Sub-Adviser that is retained.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.8

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as either of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB LONG/SHORT MULTI-MANAGER FUND •	87

Lipper does not have a separate category for multi-manager long/short equity funds. Accordingly, the EG that Lipper created for the Portfolio includes long/short equity funds that are not multi-managed. To show the impact caused by this difference, the tables below also includes a contractual management fee and total expense ratio comparison between funds with multi-managers and funds with single-managers.

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
Long/Short Multi-Manager Fund (all funds)	1.900	1.591	10/15	4
only multi-manager funds	1.900	1.925	4/8	3
only singe-manager funds[13]	N/A	1.260	N/A	N/A

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile	Lipper EU Median (%)	Lipper EU Rank	Lipper EU Quintile
Long/Short Multi-Manager Fund (all funds)	2.240	1.996	11/15	4	1.890	19/27	4
only multi-manager funds	2.240	2.595	4/8	3
only singe-manager funds[13]	N/A	1.742	N/A	N/A

Based on this analysis, the Portfolio has a higher contractual management fee and total expense ratio than the respective overall EG medians; however, the Portfolio’s contractual management fee and total expense ratio are lower than the EG medians for multi-manager funds.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	Since the Portfolio has multiple Sub-Advisers, the Portfolio is not compared to long/short equity funds that have only a single manager. Accordingly, “N/A” is listed under Contractual Management Fee, Lipper EG Rank and Lipper EG Quintile.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent

AB LONG/SHORT MULTI-MANAGER FUND •	89

for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio’s Sub-Advisers may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio’s Sub-Advisers would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

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Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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CONCLUSION:

Based on the factors discussed above, the Senior Officer proposed the Directors ask the Adviser to explain its reason for charging the same advisory fee rate to both the Portfolio and Multi-Manager Alternative Strategies Fund even though the Portfolio’s investment strategy only involves Long/Short, and does not involve other primary strategies (Special Situations, Credit and Global Macro) utilized by Multi-Manager Alternative Strategies Fund. In addition, the Directors should ask the Adviser to address how it plans to resolve the conflict of interest resulting from investments made by the Portfolio in Select US Long/Short Portfolio and from the allocation of assets to investing directly in long and short positions of equity securities, instead of using a Sub-Adviser.19 This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

19	Subsequent to the issuance of the Senior Officer’s evaluation, the Adviser revised its proposal to remove the possibility of the Portfolio investing in Select US Long/Short Portfolio.

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB LONG/SHORT MULTI-MANAGER FUND •	93

AB Family of Funds

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB LONG/SHORT MULTI-MANAGER FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LSMM-0151-0515

MAY    05.31.15

ANNUAL REPORT

AB MULTI-MANAGER

ALTERNATIVE STRATEGIES FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 28, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Multi-Manager Alternative Strategies Fund (the “Fund”) for the annual reporting period ended May 31, 2015. The Fund commenced operations on July 31, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Multi-Manager Alternative Strategies Fund to AB Multi-Manager Alternative Strategies Fund.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may focus the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

•

Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. A Sub-Adviser employing a long/short equity strategy generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

•

Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks,

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	1

spin-offs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline. A Sub-Adviser employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub- Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments.

•

Credit: A Sub-Adviser that employs credit strategies generally invests in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

•

Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. A Sub-Adviser using a global macro strategy generally may invest in all major markets–equities, bonds, currencies and commodities–though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in

2	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

commodity futures contracts, options on such contracts or forward contracts. Some Sub-Advisers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

The Adviser may determine to allocate the Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time. In the future, the Adviser may also determine to allocate the Fund’s assets to Sub-Advisers employing other strategies not described in this report including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate related assets strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission (the “SEC” or the “Commission”). This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its Strategy, team, and approach through analysis of, among other criteria, the prior investment returns of similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser expects to allocate the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

The Fund’s principal investments may include:

•	equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts;

•

fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes,

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	3

debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness;

•	mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced securities, and custodial receipts;

•	currencies; and

•	restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. dollar.

From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies), exchange-traded funds (“ETFs”), European registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by the Adviser and will have the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, will be able to invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities,

4	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund will limit its investment in the Subsidiary to no more than 25% of its total assets. Any investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 13 shows the Fund’s performance compared with its benchmark, the Bank of America Merrill Lynch (“BofAML”) 3-Month U.S. T-Bill Index, for the six-month period ended May 31, 2015, and the period since the Fund’s inception on July 31, 2014 through May 31, 2015. Also included in the table is the performance of the HFRX Global Hedge Fund Index.

For the six-month period, all share classes of the Fund generated positive absolute returns and outperformed the benchmark; all share classes except Class C outperformed the HFRX Global Hedge Fund Index. As of May 31, 2015, the Fund was managed by 11 Sub-Advisers across the following three strategy allocations, in descending order of size: Long/Short Equity, Special Situations and Credit.

Five of the Fund’s six Long/Short Equity sub-advisors made positive contributions to the Fund’s absolute performance for the six-month period. Not surprisingly, during a strong period for equities, the Fund’s short-only Sub-Adviser lagged and detracted from Fund-level returns. In particular, being short China hampered performance.

Within Special Situations, against a backdrop of strong M&A activity, all three Sub-Advisers contributed to performance.

Within Credit, results of the two Sub-Advisers were mixed.

Since the Fund’s inception, all share classes of the Fund have generated positive absolute returns and outperformed the benchmark and the HFRX Global Hedge Fund Index.

Five of the Fund’s six Long/Short Equity Sub-Advisers have made positive contributions to Fund performance since inception. As previously noted, the recent period has been a strong one for equities and thus a challenging environment for the Fund’s short-only Sub-Adviser. This manager has lagged and detracted from Fund-level returns. In particular, being short China hurt performance.

Within Special Situations, all three Sub-Advisers have contributed to performance since inception.

Within Credit, the Fund’s two Sub-Advisers have struggled, particularly in the energy space, and detracted from performance since inception.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	5

The Fund ended the period with a net long exposure of 59%. In line with the Fund’s goal to capitalize on return opportunities across the spectrum and limit risk, the Fund remains highly diversified by manager and by fund strategy.

The Fund utilized derivatives in the form of forwards, credit default swaps, total return swaps, purchased options and written options, for hedging and investment purposes. With the exception of total return swaps detracting for the six-month period, all derivatives had an immaterial impact on absolute performance for both periods.

Market Review and Investment Strategy

Stock and bond markets were fairly volatile during the six-month period as economic growth diverged among the world’s biggest economies. With lower oil prices stoking concern about growth and deflation in many regions, more than 20 central banks worldwide have relaxed monetary policy since 2015 began, and several have engaged in some form of quantitative easing. This, combined with a sell-off in lower rated and less liquid credit in the first quarter of 2015, has contributed to an environment that has been difficult for credit strategies but more favorable for equity long/short strategies.

The period has been marked by ups and downs for special situations/event-driven strategies. At the end of 2014, concerns about the risk of deals falling apart hurt many of these strategies. However, more recently, these strategies have benefited from their positioning around mergers and acquisitions.

6	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofAML 3-Month U.S. T-Bill Index and the HFRX Global Hedge Fund Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofAML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Fund, such as global macro, may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub- Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law. Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses. Some of the markets in which the Fund may effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and

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AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk: Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities

8	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

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DISCLOSURES AND RISKS

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face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-U.S. Investments Risk: The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	9

Disclosures and Risks

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DISCLOSURES AND RISKS

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of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub- Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk: To the extent the Fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

Subsidiary Risk: The Fund may invest in certain commodities and commodity-related investments through a wholly owned subsidiary organized in the Cayman Islands. The Fund will not invest more than 25% of its managed assets through the Subsidiary. It is not anticipated that the Subsidiary will be registered under the 1940 Act. As an investor in the Subsidiary, the Fund would not have all of the protections offered to investors by the 1940 Act. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub- Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

10	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

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DISCLOSURES AND RISKS

(continued from previous page)

•

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	11

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Return
	6 Month	Since Inception*
AB Multi-Manager Alternative Strategies Fund
Class A	1.98%	3.20%

Class C	1.58%	2.60%

Advisor Class†	2.17%	3.50%

Class R†	1.88%	3.00%

Class K†	1.98%	3.20%

Class I†	2.07%	3.40%

Class Z†	2.07%	3.40%

BofAML 3-Month U.S. T-Bill Index	0.01%	0.02%

HFRX Global Hedge Fund Index	1.78%	1.07%

*    Inception date: July 31, 2014.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/14* TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Multi-Manager Alternative Strategies Fund Class A shares (from 7/31/14* to 5/31/15) as compared to the performance of the Fund’s primary benchmark and the HFRX Global Hedge Fund Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: July 31, 2014.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

(Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	13

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	3.20%	-1.15%

Class C Shares
Since Inception*	2.60%	1.60%

Advisor Class Shares†
Since Inception*	3.50%	3.50%

Class R Shares†
Since Inception*	3.00%	3.00%

Class K Shares†
Since Inception*	3.20%	3.20%

Class I Shares†
Since Inception*	3.40%	3.40%

Class Z Shares†
Since Inception*	3.40%	3.40%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.09%, 3.86%, 2.84%, 3.55%, 3.24%, 2.91% and 2.81% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 7/31/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

(Historical Performance continued on next page)

14	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-2.30%

Class C Shares
Since Inception*	0.40%

Advisor Class Shares†
Since Inception*	2.30%

Class R Shares†
Since Inception*	1.80%

Class K Shares†
Since Inception*	2.00%

Class I Shares†
Since Inception*	2.20%

Class Z Shares†
Since Inception*	2.20%

*	Inception date: 7/31/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	15

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,019.80	$15.96	3.17%
Hypothetical**	$1,000	$1,009.12	$15.88	3.17%
Class C
Actual	$1,000	$1,015.80	$19.85	3.95%
Hypothetical**	$1,000	$1,005.24	$19.75	3.95%
Advisor Class
Actual	$1,000	$1,021.70	$14.21	2.82%
Hypothetical**	$1,000	$1,010.87	$14.14	2.82%
Class R
Actual	$1,000	$1,018.80	$17.11	3.40%
Hypothetical**	$1,000	$1,007.98	$17.02	3.40%
Class K
Actual	$1,000	$1,019.80	$15.71	3.12%
Hypothetical**	$1,000	$1,009.37	$15.63	3.12%
Class I
Actual	$1,000	$1,020.70	$14.61	2.90%
Hypothetical**	$1,000	$1,010.47	$14.54	2.90%
Class Z
Actual	$1,000	$1,020.70	$14.56	2.89%
Hypothetical**	$1,000	$1,010.52	$14.49	2.89%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

16	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $397.1

STRATEGY ALLOCATION*

%	Strategy
51.6%	Long / Short Equity
30.3%	Special Situations
17.4%	Credit
0.7%	Cash

SUB-ADVISER ALLOCATION*

%	Sub Adviser	Category
10.2%	Halcyon Liquid Strategies IC Mgt LP	Special Situations
10.1%	River Canyon Fund Management LLC	Special Situations
10.0%	First Pacific Advisors LLC	Special Situations
9.9%	Chilton Investment Company LLC	Long / Short Equity
9.4%	Sirios Capital Management LP	Long / Short Equity
9.4%	CQS US LLC	Credit
9.0%	Lyrical Asset Management LP	Long / Short Equity
8.5%	Passport Capital, LLC	Long / Short Equity
8.3%	Impala Asset Management LLC	Long / Short Equity
8.0%	MPAM Credit Trading Partners LP	Credit
6.5%	Kynikos Associates LP	Long / Short Equity
0.7%	Liquidity Sleeve Cash**	Cash

SECURITY TYPE BREAKDOWN*

	Long	Short

Collateralized Mortgage Obligations	0.1%	—%
Common Stocks	55.4	-8.2
Convertible Bonds	0.6	—
Corporate Bonds	14.9	-0.9
Depository Receipts	1.3	-0.2
Equity Linked Notes	0.5	—
Government Issues	1.8	-2.8
Municipals	1.7
Mutual Funds	0.3	-13.8
Options Purchased – Puts	0.3	—
Preferred Stocks	0.4	—
Real Estate Investment Trust Units	2.4	-0.5
Warrants	0.3	—

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Cash maintained on portfolio level for investors’ transactions.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	17

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.4%
Consumer Discretionary – 13.3%
Auto Components – 1.1%
Cie Generale des Etablissements Michelin – Class B(a)	2,641	$282,573
Continental AG	617	142,679
Goodyear Tire & Rubber Co. (The)	29,527	940,287
Johnson Controls, Inc.(b)	27,680	1,439,914
Pirelli & C. SpA (London)	7,091	120,348
Pirelli & C. SpA (Italy)	64,368	1,092,097
Tenneco, Inc.(c)	6,487	380,917

		4,398,815

Automobiles – 0.3%
Peugeot SA(c)	54,041	1,124,848

Diversified Consumer Services – 0.1%
Service Corp. International/US	6,237	181,247
Sotheby’s	7,955	356,623

		537,870

Hotels, Restaurants & Leisure – 3.5%
Amaya, Inc.(a)(c)	50,947	1,401,083
Bloomin’ Brands, Inc.	38,246	859,005
Boyd Gaming Corp.(c)	673	9,631
Buffalo Wild Wings, Inc.(c)	8,803	1,343,954
Caesars Acquisition Co.(c)	224	1,646
Caesars Entertainment Corp.(a)(c)	4,982	46,631
Carnival Corp.	53,024	2,456,602
Chipotle Mexican Grill, Inc. – Class A(c)	357	219,741
ClubCorp Holdings, Inc.	3,638	82,692
Domino’s Pizza, Inc.	13,384	1,454,305
Genting Malaysia Bhd	133,500	154,621
MGM Resorts International(c)	24,052	482,243
OPAP SA	9,429	91,654
Pinnacle Entertainment, Inc.(c)	1,413	52,239
Sonic Corp.	44,522	1,341,893
Starbucks Corp.(b)	32,966	1,712,913
Starwood Hotels & Resorts Worldwide, Inc.	14,279	1,181,731
Wendy’s Co. (The)	53,328	599,407
Yum! Brands, Inc.	2,101	189,321

		13,681,312

Household Durables – 0.4%
Lennar Corp. – Class A	8,397	391,552
Ryland Group, Inc. (The)	21,690	912,498
Tempur Sealy International, Inc.(c)	3,137	186,934

		1,490,984

18	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.5%
Liberty Interactive Corp. – Class A(c)	46,592	$1,303,178
Wayfair, Inc.(a)(c)	20,793	621,503

		1,924,681

Leisure Products – 0.1%
Brunswick Corp./DE	9,408	480,184

Media – 4.6%
Cablevision Systems Corp. – Class A	3,369	82,574
CBS Corp. – Class B(b)	8,771	541,346
Charter Communications, Inc.(b)(c)	6,997	1,252,603
Clear Channel Outdoor Holdings, Inc. – Class A	458	5,143
Comcast Corp. – Class A	24,188	1,414,031
DISH Network Corp. – Class A(c)	25,344	1,794,102
Interpublic Group of Cos., Inc. (The)	18,700	381,854
JCDecaux SA	23,517	957,465
Liberty Global PLC – Class A(b)(c)	29,231	1,681,659
Liberty Global PLC – Series C(b)(c)	35,592	1,913,070
Madison Square Garden Co. (The) – Class A(c)	9,722	830,551
Naspers Ltd. – Class N	7,985	1,171,799
Sirius XM Holdings, Inc.(b)(c)	107,401	414,568
Societe Television Francaise 1	13,724	231,197
Time Warner Cable, Inc. – Class A	7,317	1,323,572
Time Warner, Inc.	22,590	1,908,403
Walt Disney Co. (The)	17,150	1,892,846
WPP PLC	20,900	493,787

		18,290,570

Multiline Retail – 0.9%
Dollar General Corp.	13,900	1,009,001
Dollar Tree, Inc.(c)	19,851	1,488,627
Family Dollar Stores, Inc.	7,464	578,609
Target Corp.	6,156	488,294

		3,564,531

Specialty Retail – 1.4%
AutoNation, Inc.(c)	6,580	410,658
AutoZone, Inc.(b)(c)	2,327	1,567,514
Home Depot, Inc. (The)	14,668	1,634,309
Inditex SA	12,693	420,237
Lowe’s Cos., Inc.	3,880	271,522
MarineMax, Inc.(c)	11,425	273,286
O’Reilly Automotive, Inc.(c)	2,236	490,869
Office Depot, Inc.(c)	25,029	232,019
Vitamin Shoppe, Inc.(c)	4,612	183,096

		5,483,510

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.4%
Moncler SpA	17,856	$340,174
NIKE, Inc. – Class B	13,302	1,352,415

		1,692,589

		52,669,894

Information Technology – 8.0%
Communications Equipment – 0.5%
ARRIS Group, Inc.(c)	11,500	379,615
Cisco Systems, Inc.	26,600	779,646
Palo Alto Networks, Inc.(c)	520	88,135
QUALCOMM, Inc.	3,800	264,784
Radware Ltd.(c)	7,940	187,463
Ruckus Wireless, Inc.(c)	16,982	178,481

		1,878,124

Electronic Equipment, Instruments & Components – 1.0%
CDW Corp./DE	1,845	68,449
Corning, Inc.	66,030	1,381,348
TE Connectivity Ltd.(b)	33,431	2,306,739

		3,756,536

Internet Software & Services – 1.4%
Akamai Technologies, Inc.(c)	3,394	258,860
Facebook, Inc. – Class A(c)	10,324	817,558
Google, Inc. – Class A(b)(c)	2,336	1,273,868
Google, Inc. – Class C(c)	413	219,761
LinkedIn Corp. – Class A(c)	1,490	290,446
Tencent Holdings Ltd.	89,341	1,786,297
Yahoo!, Inc.(c)	16,380	703,275
Zillow Group, Inc.(a)(c)	1,872	171,082

		5,521,147

IT Services – 0.9%
Computer Sciences Corp.	10,298	706,443
InterXion Holding NV(c)	706	21,667
MasterCard, Inc. – Class A	10,753	992,072
Visa, Inc. – Class A	9,872	678,009
Western Union Co. (The) – Class W	57,241	1,256,440

		3,654,631

Semiconductors & Semiconductor Equipment – 1.5%
Altera Corp.	4,423	216,064
Analog Devices, Inc.	7,300	496,108
Avago Technologies Ltd.	18,336	2,715,012
Canadian Solar, Inc.(a)(c)	784	25,605
Intel Corp.	3,500	120,610
NXP Semiconductors NV(c)	8,275	928,869
SunEdison, Inc.(c)	51,112	1,531,826
Sunpower Corp.(a)(c)	392	11,913

		6,046,007

20	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.6%
CDK Global, Inc.	11,767	$627,063
Citrix Systems, Inc.(c)	1,835	119,293
CommVault Systems, Inc.(c)	10,778	478,867
Informatica Corp.(c)	1,181	57,160
Intuit, Inc.	9,012	938,600
Microsoft Corp.	28,400	1,330,824
Oracle Corp.	34,400	1,496,056
Symantec Corp.(b)	54,747	1,348,145
Take-Two Interactive Software, Inc.(c)	3,575	97,848

		6,493,856

Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.(b)	11,436	1,489,882
EMC Corp./MA	35,213	927,510
Lexmark International, Inc. – Class A	6,640	305,307
NCR Corp.(c)	17,756	533,568
Western Digital Corp.	13,119	1,277,266

		4,533,533

		31,883,834

Industrials – 7.5%
Aerospace & Defense – 1.3%
Airbus Group SE	13,288	904,388
Meggitt PLC	58,500	455,865
Precision Castparts Corp.(b)	2,933	620,711
Raytheon Co.(b)	14,167	1,462,884
TransDigm Group, Inc.	6,362	1,438,067
United Technologies Corp.	3,800	445,246

		5,327,161

Air Freight & Logistics – 0.7%
FedEx Corp.(b)	16,552	2,867,138

Airlines – 0.8%
Alaska Air Group, Inc.	2,108	136,261
Delta Air Lines, Inc.	41,664	1,788,219
International Consolidated Airlines Group SA(c)	82,304	698,812
Southwest Airlines Co.	3,148	116,634
Wizz Air Holdings PLC(c)(d)	14,965	347,662

		3,087,588

Building Products – 0.4%
Fortune Brands Home & Security, Inc.(b)	28,805	1,320,997
Simpson Manufacturing Co., Inc.	1,312	44,503

		1,365,500

Commercial Services & Supplies – 0.2%
MSA Safety, Inc.	18,502	827,039

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.1%
AECOM(c)	10,837	$357,946

Electrical Equipment – 1.0%
Acuity Brands, Inc.	2,192	386,866
Eaton Corp. PLC	19,291	1,381,043
SolarCity Corp.(a)(c)	39,435	2,370,832

		4,138,741

Industrial Conglomerates – 0.3%
Danaher Corp.	7,975	688,402
General Electric Co.	15,900	433,593
Jardine Matheson Holdings Ltd.	1,200	73,686
Jardine Strategic Holdings Ltd.	4,000	132,745

		1,328,426

Machinery – 0.2%
Joy Global, Inc.	6,400	249,216
Kennametal, Inc.	1,197	43,164
Sulzer AG	2,639	290,084

		582,464

Road & Rail – 1.5%
Avis Budget Group, Inc.(c)	11,216	572,016
Hertz Global Holdings, Inc.(c)	67,298	1,338,557
JB Hunt Transport Services, Inc.	1,396	117,292
Kansas City Southern	5,869	531,144
Old Dominion Freight Line, Inc.(c)	10,613	721,790
Ryder System, Inc.	2,480	227,292
Saia, Inc.(c)	7,306	299,108
Union Pacific Corp.(b)	21,901	2,210,030

		6,017,229

Trading Companies & Distributors – 0.9%
AerCap Holdings NV(c)	60,401	2,913,744
HD Supply Holdings, Inc.(c)	12,523	406,371
MRC Global, Inc.(c)	10,877	166,527
United Rentals, Inc.(c)	879	78,152

		3,564,794

Transportation Infrastructure – 0.1%
BBA Aviation PLC	41,836	210,111

		29,674,137

Financials – 7.1%
Banks – 1.8%
Bank of America Corp.	136,049	2,244,808
CIT Group, Inc.	7,100	328,446
Citigroup, Inc.	16,700	903,136
Comerica, Inc.	13,425	657,154
JPMorgan Chase & Co.(b)	6,582	432,964
KeyCorp	17,776	259,174
Sberbank of Russia (Preference Shares)	41,900	38,549

22	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Signature Bank/New York NY(c)	7,952	$1,110,497
Wells Fargo & Co.	20,924	1,170,907

		7,145,635

Capital Markets – 1.1%
Affiliated Managers Group, Inc.(c)	4,329	968,225
Ameriprise Financial, Inc.	10,841	1,350,680
Bank of New York Mellon Corp. (The)	32,528	1,410,414
LPL Financial Holdings, Inc.(a)	4,700	200,408
NorthStar Asset Management Group, Inc./New York	28,034	613,384

		4,543,111

Consumer Finance – 0.3%
Ally Financial, Inc.(c)	33,433	757,926
Santander Consumer USA Holdings, Inc.	25,112	615,244

		1,373,170

Diversified Financial Services – 1.6%
Element Financial Corp.(c)	44,166	660,927
FNFV Group(c)	107,234	1,647,114
Groupe Bruxelles Lambert SA	4,900	407,330
Leucadia National Corp.	5,500	135,465
McGraw Hill Financial, Inc.	3,130	324,738
Moody’s Corp.(b)	19,191	2,074,547
NASDAQ OMX Group, Inc. (The)	18,257	944,800

		6,194,921

Insurance – 1.9%
Aflac, Inc.	21,866	1,360,503
Alleghany Corp.(c)	607	288,537
Ambac Financial Group, Inc.(c)	7,961	186,128
American International Group, Inc.	15,100	885,011
AmTrust Financial Services, Inc.(a)	8,045	484,148
Aon PLC	13,100	1,325,982
Assurant, Inc.	7,637	502,897
FNF Group	32,828	1,246,151
Willis Group Holdings PLC	19,018	902,594
WR Berkley Corp.	5,050	247,450

		7,429,401

Real Estate Management & Development – 0.2%
Hispania Activos Inmobiliarios SAU(c)	2,502	37,674
Realogy Holdings Corp.(c)	13,767	646,361

		684,035

Thrifts & Mortgage Finance – 0.2%
Kearny Financial Corp./MD(c)	55,329	601,426

		27,971,699

Health Care – 6.8%
Biotechnology – 0.2%
Gilead Sciences, Inc.(b)(c)	7,036	789,932
Vertex Pharmaceuticals, Inc.(c)	530	67,993

		857,925

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.6%
Becton Dickinson and Co.(b)	16,706	$2,347,360
Edwards Lifesciences Corp.(b)(c)	4,763	622,619
IDEXX Laboratories, Inc.(b)(c)	13,938	1,889,993
Medtronic PLC(b)	18,927	1,444,509

		6,304,481

Health Care Providers & Services – 2.7%
Aetna, Inc.	16,701	1,970,217
Anthem, Inc.(b)	11,667	1,958,306
Brookdale Senior Living, Inc.(c)	84,381	3,180,320
Express Scripts Holding Co.(c)	8,400	731,976
HCA Holdings, Inc.(b)(c)	13,805	1,129,663
Humana, Inc.(b)	2,957	634,720
UnitedHealth Group, Inc.	4,396	528,443
Universal Health Services, Inc. – Class B	5,847	757,654

		10,891,299

Life Sciences Tools & Services – 0.6%
Illumina, Inc.(c)	2,967	611,440
Thermo Fisher Scientific, Inc.	12,416	1,609,486

		2,220,926

Pharmaceuticals – 1.7%
AbbVie, Inc.	1	65
Actavis PLC(b)(c)	16,880	5,178,953
Endo International PLC(c)	3,637	304,635
Ipsen SA	3,779	201,499
Mylan NV(c)	981	71,250
Perrigo Co. PLC	918	174,695
Pfizer, Inc.	4,022	139,765
Valeant Pharmaceuticals International, Inc.(c)	3,064	731,591

		6,802,453

		27,077,084

Materials – 5.1%
Chemicals – 2.8%
Air Products & Chemicals, Inc.	5,581	819,068
Celanese Corp. – Series A	16,545	1,139,123
CF Industries Holdings, Inc.(b)	7,576	2,393,107
Ecolab, Inc.	3,071	352,090
LyondellBasell Industries NV – Class A	3,225	326,047
Monsanto Co.(b)	5,466	639,413
Sherwin-Williams Co. (The)(b)	8,494	2,447,801
WR Grace & Co.(b)(c)	30,072	2,944,951

		11,061,600

Construction Materials – 0.9%
Buzzi Unicem SpA(a)	55,720	854,383
Eagle Materials, Inc.	12,539	1,046,756

24	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Martin Marietta Materials, Inc.	7,842	$1,168,536
Summit Materials, Inc. – Class A(c)	23,954	658,735

		3,728,410

Containers & Packaging – 0.4%
Owens-Illinois, Inc.(c)	33,061	790,158
Rexam PLC	86,734	740,547

		1,530,705

Metals & Mining – 0.6%
Alcoa, Inc.	48,700	608,750
Barrick Gold Corp.	106,194	1,259,461
Century Aluminum Co.(c)	8,844	98,876
Freeport-McMoRan, Inc.	4,182	82,176
Norsk Hydro ASA	55,100	257,324

		2,306,587

Paper & Forest Products – 0.4%
Canfor Corp.(c)	40,667	839,435
Louisiana-Pacific Corp.(c)	46,705	844,894

		1,684,329

		20,311,631

Consumer Staples – 3.8%
Beverages – 1.3%
Brown-Forman Corp. – Class B	10,033	945,811
Carlsberg A/S – Class B	4,943	453,890
Constellation Brands, Inc. – Class A	27,752	3,271,683
Davide Campari-Milano SpA	26,074	199,264
Heineken NV	1,372	107,359
Pernod Ricard SA	1,890	233,290

		5,211,297

Food & Staples Retailing – 1.3%
Costco Wholesale Corp.	17,385	2,478,927
CVS Health Corp.	8,100	829,278
Kroger Co. (The)	13,284	967,075
Rite Aid Corp.(b)(c)	78,084	680,893
Walgreens Boots Alliance, Inc.	4,500	386,280

		5,342,453

Food Products – 0.8%
Chocoladefabriken Lindt & Sprungli AG (REG)	27	1,697,713
Hain Celestial Group, Inc. (The)(c)	4,445	281,235
JM Smucker Co. (The)(b)	3,222	381,968
Kraft Foods Group, Inc.	4,748	400,969
Orkla ASA	48,200	378,019

		3,139,904

Household Products – 0.2%
Church & Dwight Co., Inc.	6,403	537,660
Henkel AG & Co. KGaA	2,200	225,570

		763,230

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.1%
L’Oreal SA	1,620	$305,534

Tobacco – 0.1%
Lorillard, Inc.	5,769	418,137

		15,180,555

Energy – 2.2%
Energy Equipment & Services – 0.7%
Baker Hughes, Inc.	12,383	798,208
Dresser-Rand Group, Inc.(c)	14,612	1,236,175
National Oilwell Varco, Inc.	16,242	798,944

		2,833,327

Oil, Gas & Consumable Fuels – 1.5%
Canadian Natural Resources Ltd.	10,900	336,156
Cheniere Energy, Inc.(c)	5,898	447,245
Cimarex Energy Co.	5,249	606,312
DHT Holdings, Inc.	14,375	113,419
EOG Resources, Inc.	12,072	1,070,666
Marathon Petroleum Corp.	12	1,242
Occidental Petroleum Corp.	11,893	929,914
SemGroup Corp. Class A	9,886	778,028
Suncor Energy, Inc. (New York)(b)	32,426	947,812
Surgutneftegas OAO (Preference Shares)	79,000	57,975
Williams Cos., Inc. (The)	12,613	644,524

		5,933,293

		8,766,620

Utilities – 0.9%
Independent Power and Renewable Electricity Producers – 0.8%
Dynegy, Inc.(c)	12,581	406,870
NRG Energy, Inc.	45,272	1,140,854
Talen Energy Corp.(c)	16,748	340,319
TerraForm Power, Inc.(c)	27,073	1,086,440
Vivint Solar, Inc.(a)(c)	18,406	265,046

		3,239,529

Multi-Utilities – 0.1%
NiSource, Inc.	8,875	418,723

		3,658,252

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.3%
Cellnex Telecom SAU(c)(d)	29,027	489,044
Sunrise Communications Group AG(c)(d)	4,381	361,813
Verizon Communications, Inc.(b)	11,059	546,757

		1,397,614

26	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Wireless Telecommunication Services – 0.4%
T-Mobile US, Inc.(c)		37,839	$1,471,180

			2,868,794

Total Common Stocks (cost $202,034,824)			220,062,500

		Principal Amount (000)
CORPORATE BONDS – 14.9%
Corporate – High Yield – 14.8%
Aerospace & Defense – 0.2%
DynCorp International, Inc. 10.375%, 7/01/17	U.S.$	1,100	869,000

Automobiles – 0.9%
General Motors Co. 5.20%, 4/01/45		1,170	1,193,827
6.25%, 10/02/43		1,521	1,759,656
Titan International, Inc. 6.875%, 10/01/20		778	718,677

			3,672,160

Banks – 1.2%
Bank of Ireland 10.00%, 2/12/20	EUR	695	965,560
Barclays PLC 8.00%, 12/15/20(e)		370	442,372
Lloyds Banking Group PLC 7.875%, 6/27/29(d)(e)	GBP	200	330,134
Novo Banco SA 4.00%, 1/21/19(d)	EUR	1,600	1,768,228
Washington Mutual Bank Zero Coupon, 11/06/09-6/16/10(f)	U.S.$	5,000	1,412,500

			4,918,794

Capital Markets – 0.2%
Lehman Brothers Holdings, Inc. 1.00%, 12/30/16(c)		1,995	219,450
7.875%, 5/08/18	GBP	4,150	761,143

			980,593

Chemicals – 0.5%
Hexion, Inc. 8.875%, 2/01/18	U.S.$	1,700	1,559,750
10.00%, 4/15/20(d)		335	355,100

			1,914,850

Diversified Manufactoring – 0.2%
Apex Tool Group LLC 7.00%, 2/01/21(d)		784	713,440

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	27

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Electric – 0.3%
EDP Finance BV 5.25%, 1/14/21(d)	U.S.$	1,030	$1,104,222

Financial Other – 0.0%
Walter Investment Management Corp. 7.875%, 12/15/21		50	45,875

Health Care – 0.8%
Baylor Scott & White Holdings 4.185%, 11/15/45		90	85,944
ConvaTec Finance International SA 8.25% (8.25% Cash or 9.00% PIK), 1/15/19(d)(g)		1,425	1,407,187
inVentiv Health, Inc. 10.00% (10.00% Cash or 12.00% PIK), 8/15/18(d)(g)		596	618,008
11.00%, 8/15/18(d)		949	930,020

			3,041,159

Home Construction – 0.1%
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(d)		295	303,850

Hotels Restaurants & Leisure – 1.2%
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(f)		860	715,200
10.00%, 12/15/18(f)		1,000	256,052
11.25%, 6/01/17(f)		2,010	1,618,050
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 11.00%, 10/01/21		1,100	1,024,980
Punch Taverns Finance PLC 7.274%, 10/15/26(d)	GBP	205	350,921
7.32%, 10/15/25(d)		327	566,621
Scientific Games International, Inc. 7.00%, 1/01/22(d)	U.S.$	250	260,625
10.00%, 12/01/22		27	26,122

			4,818,571

Independent – 0.5%
California Resources Corp. 5.00%, 1/15/20(a)		18	17,145
5.50%, 9/15/21(a)		76	72,010
6.00%, 11/15/24(a)		18	16,560
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		170	173,400
Energy XXI Gulf Coast, Inc. 11.00%, 3/15/20(d)		500	458,750
Halcon Resources Corp. 8.875%, 5/15/21		200	140,500

28	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penn Virginia Corp. 8.50%, 5/01/20(a)	U.S.$	453	$428,085
Seven Generations Energy Ltd. 6.75%, 5/01/23(d)		90	90,675
Talisman Energy, Inc. 5.50%, 5/15/42		639	607,467

			2,004,592

Industrial Other – 0.1%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)(d)		411	408,431

Insurance – 0.4%
Ambac Assurance Corp. 5.10%, 6/07/20(d)		1,280	1,488,025

Media – 1.3%
Altice Financing SA 6.625%, 2/15/23(d)		415	429,006
iHeartCommunications, Inc. 9.00%, 3/01/21-9/15/22		760	715,520
10.625%, 3/15/23(a)(d)		125	124,687
11.25%, 3/01/21		495	499,950
Intelsat Luxembourg SA 6.75%, 6/01/18		50	49,125
7.75%, 6/01/21		1,300	1,173,250
Postmedia Network, Inc. 12.50%, 7/15/18		727	750,627
Radio One, Inc. 7.375%, 4/22/15(d)		400	402,000
7.375%, 4/15/22(d)		750	753,750
Time Warner Cable, Inc. 6.55%, 5/01/37		158	170,600
6.75%, 6/15/39		88	96,443
7.30%, 7/01/38		85	99,101
Time Warner Entertainment Co. LP 8.375%, 7/15/33		35	44,301

			5,308,360

Metals & Mining – 1.9%
American Gilsonite Co. 11.50%, 9/01/17(d)		1,440	1,263,600
Cliffs Natural Resources, Inc. 5.95%, 1/15/18		1,210	1,010,350
Consolidated Minerals Ltd. 8.00%, 5/15/20(d)		1,000	730,000
First Quantum Minerals Ltd. 7.25%, 5/15/22(d)		1,270	1,223,962
HudBay Minerals, Inc. 9.50%, 10/01/20		1,450	1,551,500

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	29

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Thompson Creek Metals Co., Inc. 7.375%, 6/01/18(a)	U.S.$	550	$478,500
9.75%, 12/01/17		1,150	1,213,250
12.50%, 5/01/19		50	48,000

			7,519,162

Midstream – 0.8%
DCP Midstream LLC 9.75%, 3/15/19(d)		784	913,995
NGPL PipeCo LLC 9.625%, 6/01/19(a)(d)		2,088	2,129,760

			3,043,755

Oil Field Services – 0.3%
CHC Helicopter SA 9.25%, 10/15/20		1,170	991,575

Packaging – 0.1%
Tekni-Plex, Inc. 9.75%, 6/01/19(d)		435	466,812

Retailers – 0.7%
Boardriders SA 8.875%, 12/15/17(d)	EUR	480	506,097
Guitar Center, Inc. 6.50%, 4/15/19(d)	U.S.$	78	70,395
New Look Bondco I PLC 8.375%, 5/14/18(d)		780	813,150
Petco Animal Supplies, Inc. 9.25%, 12/01/18(d)		585	613,519
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, 8/01/18(a)(d)		690	649,462
Sears Holdings Corp. 6.625%, 10/15/18(a)		134	130,985

			2,783,608

Supermarkets – 0.4%
New Albertsons, Inc. 6.625%, 6/01/28		45	39,150
7.15%, 7/23/27		30	24,300
7.45%, 8/01/29		430	417,100
8.00%, 5/01/31		1,030	1,018,413

			1,498,963

Technology – 1.4%
Aegis Merger Sub, Inc. 10.25%, 2/15/23(d)		920	940,700
Dell, Inc. 6.50%, 4/15/38		282	287,464
First Data Corp. 12.625%, 1/15/21		1,550	1,815,437

30	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Interface Security Systems Holdings, Inc./Interface Security Systems LLC 9.25%, 1/15/18	U.S.$	1,451	$1,465,510
Project Homestake Merger Corp. 8.875%, 3/01/23(d)		35	34,956
Syniverse Holdings, Inc. 9.125%, 1/15/19		454	404,060
TES Finance PLC 6.75%, 7/15/20(d)	GBP	500	771,842

			5,719,969

Transportation Services – 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.125%, 11/15/21(d)	U.S.$	1,575	1,602,563
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		24	25,065
syncreon Group BV/syncreon Global Finance US, Inc. 8.625%, 11/01/21(d)		321	256,800

			1,884,428

Wireless Telecommunication Services – 0.5%
Altice SA 7.625%, 2/15/25(d)		400	395,000
Numericable-SFR SAS 6.25%, 5/15/24(d)		1,590	1,611,863

			2,006,863

Wirelines – 0.3%
Communications Sales & Leasing, Inc. 8.25%, 10/15/23(d)		640	652,800
EarthLink Holdings Corp. 7.375%, 6/01/20		326	340,670
8.875%, 5/15/19		313	325,520

			1,318,990

			58,826,047

Corporate – Investment Grade – 0.1%
Health Care – 0.1%
Children’s Hospital Medical Center/Cincinnati OH 4.268%, 5/15/44		106	106,773
Cleveland Clinic Foundation (The) 4.858%, 1/01/14		145	141,498
Dignity Health 5.267%, 11/01/64		159	168,069
Trinity Health Corp. 4.125%, 12/01/45		52	49,788

			466,128

Total Corporate Bonds (cost $60,362,659)			59,292,175

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	31

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

REAL ESTATE INVESTMENT TRUST UNITS – 2.4%
Financials – 2.4%
Real Estate Investment Trusts (REITs) – 2.4%
Campus Crest Communities, Inc.		186,975	$1,058,278
Chimera Investment Corp.		18,134	261,674
Colony Capital, Inc.		18,375	471,502
Gramercy Property Trust, Inc.		66,700	1,774,887
HCP, Inc.		3,441	133,236
iStar Financial, Inc. Series D		16,443	406,307
iStar Financial, Inc. Series E		16,612	409,652
Lamar Advertising Co.		9,859	597,653
Macerich Co. (The)		9,744	800,080
NorthStar Realty Finance Corp.		193,303	3,506,516

Total Real Estate Investment Trust Units (cost $9,451,850)			9,419,785

		Principal Amount (000)
GOVERNMENT ISSUES – 1.8%
Government – 1.8%
Hellenic Republic Government Bond Series PSI 3.00%, 2/24/23-2/24/42(d)(h)	EUR	900	508,157
U.S. Treasury Bill Zero Coupon, 6/18/15(b)	U.S.$	1,000	999,993
U.S. Treasury Bonds 2.50%, 2/15/45		388	359,688
U.S. Treasury Notes 4.25%, 8/15/15(b)		2,000	2,017,344
1.375%, 3/31/20		290	289,003
2.125%, 5/15/25		930	932,761
0.25%, 7/15/15(b)		2,000	2,000,468

Total Government Issues (cost $7,223,981)			7,107,414

MUNICIPALS – 1.7%
Municipal – 1.7%
Local Authorities – 1.7%
Berkeley County Public Service Sewer District 3.25%, 10/01/35		35	32,810
Bethel Local School District Series B 4.00%, 11/01/51		125	123,342

32	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Birmingham Jefferson 3.00%, 7/01/27	U.S.$	80	$77,546
3.25%, 7/01/29		60	58,343
3.375%, 7/01/30		55	53,569
Bourbon County Unified School District No. 234-Fort Scott 4.00%, 9/01/40		245	245,176
City of Miami Gardens 5.00%, 7/01/39		175	191,977
City of Oakland 4.00%, 1/15/39(i)		35	35,202
City of Pompano Beach 3.50%, 9/01/35		65	58,423
City of Tallahassee FL 4.00%, 12/01/35		70	67,808
Concord University 4.00%, 6/01/35-6/01/44		80	79,895
Cotati-Rohnert Park Unified School District 4.00%, 8/01/49		70	69,481
County of Bedford 3.25%, 9/01/32		40	36,752
3.375%, 9/01/35		45	41,652
County of Cuyahoga 3.625%, 12/01/35		115	111,197
County of Mecklenburg 3.00%, 4/01/32-4/01/33		330	317,718
County of Pender 3.50%, 4/01/31		65	63,680
County of Pitt 3.00%, 4/01/31		30	28,646
3.125%, 4/01/32		45	43,311
Cullman AL Utilities Board 3.75%, 9/01/40-9/01/45		240	227,789
Cumberland County Municipal Authority 4.00%, 1/01/33(i)		465	451,817
Decatur City Board of Education 4.125%, 2/01/45		90	88,858
El Paso County School District No. 49 Falcon 3.50%, 12/15/37		120	114,413
Elyria City School District 3.00%, 12/01/35		60	54,504
Georgia Higher Education Facilities Authority 4.125%, 6/15/40		90	87,331
Golden State Tobacco Securitization Corp. 3.25%, 6/01/34		230	201,597
Halifax Hospital Medical Center 4.00%, 6/01/38-6/01/41		80	76,754
Hartford County Metropolitan District 3.00%, 3/01/31		145	136,781

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	33

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Liberty Center Local School District 4.125%, 11/01/51	U.S.$	145	$144,859
Marais Des Cygnes Public Utility Authority 4.125%, 12/01/43(i)		225	224,809
Massachusetts Development Finance Agency 4.00%, 10/01/30(i)		25	24,830
4.125%, 10/01/32(i)		50	49,480
Michigan Strategic Fund 4.00%, 10/15/47		65	63,953
Miramar FL Mirgen 3.25%, 10/01/31		95	87,438
3.375%, 10/01/32		185	167,662
Missouri Joint Municipal Electric Utility Commission 3.25%, 12/01/28		115	112,171
Muscle Shoals Utilities Board 3.50%, 12/01/38		45	42,247
New York State Dormitory Authority 3.00%, 10/01/26(i)		25	24,881
3.125%, 10/01/26(i)		30	29,985
3.25%, 10/01/27(i)		25	25,021
3.50%, 10/01/30(i)		85	85,216
Northwood Local School District 4.00%, 7/15/51		210	204,893
Ohio University 5.59%, 12/01/14		530	562,457
Omaha Public Power District 4.00%, 2/01/38		120	121,532
Public Finance Authority 4.10%, 4/01/34		10	9,606
4.25%, 4/01/40		25	23,570
Puerto Rico Highways & Transportation Authority 5.55%, 7/01/18		30	26,289
Puerto Rico Public Buildings Authority 5.65%, 7/01/28		440	298,571
5.70%, 7/01/28		550	373,213
Puerto Rico Sales Tax Financing Corp. 6.00%, 8/01/38		25	16,813
6.05%, 8/01/36-8/01/39		190	127,777
6.13%, 8/01/38		5	3,363
San Pablo Joint Powers Financing Authority 3.625%, 11/01/44		45	43,380
Sausalito Marin School District 3.375%, 8/01/42		5	4,437
Southeastern Ohio Port Authority 5.00%, 12/01/35		10	10,205
St Paul Housing & Redevelopment Authority 4.00%, 7/01/35		90	88,534

34	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

State College Area School District 3.25%, 3/15/35	U.S.$	46	$43,360
Town of Gilbert AZ 3.625%, 7/01/40		225	212,395
University of California 4.767%, 5/15/15		352	332,967

Total Municipals (cost $6,845,884)			6,762,286

		Shares
DEPOSITORY RECEIPTS – 1.3%
Consumer Discretionary – 0.2%
Automobiles – 0.0%
Tata Motors Ltd. (Sponsored ADR)(a)		85	3,255

Internet & Catalog Retail – 0.2%
Vipshop Holdings Ltd. (ADR)(c)		27,112	676,987

			680,242

Consumer Staples – 0.5%
Beverages – 0.4%
Anheuser-Busch InBev NV (Sponsored ADR)		11,950	1,440,692

Food Products – 0.1%
Unilever NV		8,900	380,235

			1,820,927

Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Gazprom OAO (Sponsored ADR)		25,300	135,608
LUKOIL OAO (London) (Sponsored ADR)		2,800	133,672
Rosneft OAO (GDR)		11,800	54,032

			323,312

Financials – 0.3%
Banks – 0.0%
HDFC Bank Ltd. (ADR)		421	25,100
ICICI Bank Ltd. (Sponsored ADR)		8,267	87,300
Sberbank of Russia (Sponsored ADR)		9,800	55,174

			167,574

Diversified Financial Services – 0.3%
Element Financial Corp. (RCT)(c)		68,114	1,012,727

			1,180,301

Information Technology – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
ARM Holdings PLC (Sponsored ADR)(b)		9,298	495,304
JinkoSolar Holding Co., Ltd. (ADR)(a)(c)		2,365	67,994

			563,298

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	35

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Materials – 0.0%
Metals & Mining – 0.0%
MMC Norilsk Nickel PJSC (ADR)		6,700	$118,021

Telecommunication Services – 0.1%
Telecommunication Services – 0.1%
China Mobile Ltd. (Sponsored ADR)		1,956	128,587
Vodafone Group PLC (Sponsored ADR)		5,900	230,277

			358,864

Total Depository Receipts (cost $4,975,581)			5,044,965

		Principal Amount (000)
CONVERTIBLE BONDS – 0.6%
Convertible – 0.6%
SolarCity Corp. 1.625%, 11/01/19(b)(d)(j)	U.S.$	1,710	1,676,869
Starwood Waypoint Residential Trust 3.00%, 7/01/19(d)(j)		490	471,625
4.50%, 10/15/17(d)(j)		50	51,062
SunEdison, Inc. 2.375%, 4/15/22(d)(j)		20	27,050
Walter Investment Management Corp. 4.50%, 11/01/19(j)		43	33,540

Total Convertible Bonds (cost $2,214,522)			2,260,146

		Shares
EQUITY LINKED NOTES – 0.5%
Financials – 0.5%
Banks – 0.4%
National Commercial Bank, HSBC Bank PLC, expiring 11/20/17(c)		82,977	1,471,381

Capital Markets – 0.1%
Saudi Basic Industries Corp., Credit Suisse AG/Nassau, expiring 5/17/18(c)		22,533	619,156

Total Equity Linked Notes (cost $2,119,148)			2,090,537

36	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.4%
Financials – 0.3%
Banks – 0.2%
RBS Capital Funding Trust V Series E 5.90%	16,402	$404,965
RBS Capital Funding Trust VII 6.08%	16,287	407,175

		812,140

Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp. 5.50%(j)	3,000	303,300
Campus Crest Communities, Inc. 8.00%	7,450	180,662

		483,962

Thrifts & Mortgage Finance – 0.0%
Federal Home Loan Mortgage Corp. 5.57%(a)	689	1,378
Federal Home Loan Mortgage Corp. 5.90%	1,178	2,356
Federal Home Loan Mortgage Corp. Series Z 8.375%	3,550	14,733
Federal National Mortgage Association 4.50%	1,339	5,155
Federal National Mortgage Association Series S 8.25%	3,800	15,770

		39,392

		1,335,494

Consumer Discretionary – 0.1%
Auto Components – 0.1%
Pirelli & C. SpA (Savings Shares) 0.00%	23,993	401,717

Total Preferred Stocks (cost $1,703,954)		1,737,211

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	37

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.3%
Financials – 0.3%
Banks – 0.1%
JPMorgan Chase & Co., expiring 10/28/18(c)	18,303	$438,906

Capital Markets – 0.2%
Alinma Bank, Merrill Lynch International, expiring 4/16/18(c)	106,649	685,753

Total Warrants (cost $1,032,008)		1,124,659

	Contracts
OPTIONS PURCHASED – PUTS – 0.3%
Cablevision Systems Corp. Expiration: Sep 2015, Exercise Price: $ 25.00(c)(k)	130	28,613
Carlsberg A/S Expiration: Jun 2015, Exercise Price: DKK 570.00(c)(l)	1,960	623
Carlsberg A/S Expiration: Sep 2015, Exercise Price: DKK 600.00(c)(l)	1,230	5,552
Caterpillar, Inc. Expiration: Aug 2015, Exercise Price: $ 85.00(c)(k)	27	9,061
Cedar Fair LP Expiration: Sep 2015, Exercise Price: $ 50.00(c)(k)	291	13,095
Chevron Corp. Expiration: Jun 2015, Exercise Price: $ 105.00(c)(k)	17	4,616
China National Building Material Co., Ltd. Expiration: Sep 2015, Exercise Price: HKD 9.50(c)(l)	226,000	45,412
CONSOL Energy, Inc. Expiration: Jul 2015, Exercise Price: $ 26.00(c)(k)	99	8,662
CONSOL Energy, Inc. Expiration: Oct 2015, Exercise Price: $ 30.00(c)(k)	62	24,180
Continental Resources, Inc./OK Expiration: Sep 2015, Exercise Price: $ 50.00(c)(k)	51	35,756
DeVry, Inc. Expiration: Jun 2015, Exercise Price: $ 35.00(c)(k)	11	3,919
Five Below, Inc. Expiration: Aug 2015, Exercise Price: $ 30.00(c)(k)	56	6,630

38	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Five Below, Inc. Expiration: Aug 2015, Exercise Price: $ 35.00(c)(k)	71	$24,268
Galaxy Entertainment Group Ltd. Expiration: Jun 2015, Exercise Price: HKD 36.00(c)(l)	41,000	6,139
GameStop Corp. Expiration: Oct 2015, Exercise Price: $ 42.00(c)(k)	64	22,730
Garmin Ltd. Expiration: Jul 2015, Exercise Price: $ 47.50(c)(k)	45	15,120
Gogo, Inc. Expiration: Aug 2015, Exercise Price: $ 21.00(c)(k)	85	16,481
Grand Canyon Education, Inc. Expiration: Sep 2015, Exercise Price: $ 40.00(c)(k)	50	8,000
Hewlett Packard Co. Expiration: Aug 2015, Exercise Price: $ 32.00(c)(k)	72	7,632
Hewlett Packard Co. Expiration: Aug 2015, Exercise Price: $ 35.00(c)(k)	65	16,848
iShares Russell 2000 ETF Expiration: Jun 2015, Exercise Price: $ 122.00(c)(k)	134	20,167
iShares US Real Estate ETF Expiration: Jul 2015, Exercise Price: $ 72.00(c)(k)	543	46,698
Keurig Green Mountain, Inc. Expiration: Sep 2015, Exercise Price: $ 90.00(c)(k)	29	27,405
Keurig Green Mountain, Inc. Expiration: Sep 2015, Exercise Price: $ 95.00(c)(k)	22	27,984
Las Vegas Sands Corp. Expiration: Sep 2015, Exercise Price: $ 50.00(c)(k)	44	14,480
Las Vegas Sands Corp. Expiration: Sep 2015, Exercise Price: $ 52.50(c)(k)	64	30,291
Lenovo Group Ltd. Expiration: Sep 2015, Exercise Price: HKD 13.50(c)(l)	190,000	46,020
Melco Crown Entertainment Ltd. Expiration: Jul 2015, Exercise Price: $ 20.00(c)(k)	185	26,122
Melco Crown Entertainment Ltd. Expiration: Oct 2015, Exercise Price: $ 20.00(c)(k)	122	27,133

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	39

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Michael Kors Holdings Ltd. Expiration: Nov 2015, Exercise Price: $ 45.00(c)(k)	98	$37,328
Netflix, Inc. Expiration: Sep 2015, Exercise Price: $ 620.00(c)(k)	5	23,563
Nu Skin Enterprises, Inc. Expiration: Jun 2015, Exercise Price: $ 55.00(c)(k)	48	23,899
Outerwall, Inc. Expiration: Jul 2015, Exercise Price: $ 65.00(c)(k)	40	2,744
Outerwall, Inc. Expiration: Jul 2015, Exercise Price: $ 70.00(c)(k)	32	4,784
Outerwall, Inc. Expiration: Oct 2015, Exercise Price: $ 75.00(c)(k)	27	17,601
Petroleo Brasileiro SA Expiration: Jul 2015, Exercise Price: $ 5.00(c)(k)	256	845
Ping An Insurance Group Co. Expiration: Sep 2015, Exercise Price: HKD 107.50(c)(l)	24,000	20,903
PowerShares QQQ Trust Expiration: Jun 2015, Exercise Price: $ 105.00(c)(k)	135	878
S&P 500 Index Expiration: Jun 2015, Exercise Price: $ 1,850.00(c)(k)	12	780
S&P 500 Index Expiration: Aug 2015, Exercise Price: $ 1,900.00(c)(k)	31	39,370
salesforce.com, Inc. Expiration: Jul 2015, Exercise Price: $ 72.50(c)(k)	21	7,142
salesforce.com, Inc. Expiration: Aug 2015, Exercise Price: $ 67.50(c)(k)	35	8,047
SemGroup Corp. Expiration: Jul 2015, Exercise Price: $ 70.00(c)(k)	97	5,820
SolarCity Corp. Expiration: Jun 2015, Exercise Price: $ 60.00(c)(k)	32	6,778
SolarCity Corp. Expiration: Jul 2015, Exercise Price: $ 57.50(c)(k)	22	5,157

40	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

SPDR S&P 500 ETF Trust Expiration: Jun 2015, Exercise Price: $ 211.00(c)(k)	134	$18,157
Stratasys, Inc. Expiration: Sep 2015, Exercise Price: $ 40.00(c)(k)	120	74,868
Take-Two Interactive Software, Inc. Expiration: Jun 2015, Exercise Price: $ 24.00(c)(k)	132	832
Take-Two Interactive Software, Inc. Expiration: Sep 2015, Exercise Price: $ 28.00(c)(k)	81	17,520
Tesla Motors, Inc. Expiration: Jun 2015, Exercise Price: $ 200.00(c)(k)	26	335
Tesla Motors, Inc. Expiration: Sep 2015, Exercise Price: $ 220.00(c)(k)	6	5,210
Tesla Motors, Inc. Expiration: Sep 2015, Exercise Price: $ 240.00(c)(k)	11	17,126
Vipshop Holdings Ltd. Expiration: Aug 2015, Exercise Price: $ 23.00(c)(k)	70	14,497
Vipshop Holdings Ltd. Expiration: Aug 2015, Exercise Price: $ 25.00(c)(k)	53	15,534
Williams Cos., Inc. (The) Expiration: Aug 2015, Exercise Price: $ 49.00(c)(k)	106	15,476
Wynn Resorts Ltd. Expiration: Sep 2015, Exercise Price: $ 100.00(c)(k)	69	49,853
Zillow, Inc. Expiration: Aug 2015, Exercise Price: $ 90.00(c)(k)	64	37,472
Zillow, Inc. Expiration: Aug 2015, Exercise Price: $ 95.00(c)(k)	45	37,917
Zillow, Inc. Expiration: Nov 2015, Exercise Price: $ 100.00(c)(k)	16	24,067

Total Options Purchased – Puts (premiums paid $1,460,142)		1,104,140

MUTUAL FUNDS – 0.3%
Index – 0.2%
Index – 0.2%
SPDR S&P 500 ETF Trust	4,000	844,520

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	41

Consolidated Portfolio of Investments

Company		Contracts	U.S. $ Value

Municipal – 0.1%
Local Authorities – 0.1%
Eaton Vance Municipal Income 2028 Term Trust		1,898	$32,816
Nuveen Dividend Advantage Municipal Fund 3(a)		6,026	82,617
Nuveen Dividend Advantage Municipal Income Fund		5,533	76,687

			192,120

Total Mutual Funds (cost $1,048,671)			1,036,640

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Securitized – 0.1%
Thrifts & Mortgage Finance – 0.1%
Sunset Mortgage Loan Co. LLC – Class A, Series 2014-NPL1 3.228%, 8/16/44(d) (cost $401,001)	U.S.$	401	402,258

		Shares
COMMON STOCK UNITS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
Rescap Liquidating Trust (cost $180,589)		14,611	150,493

		Contracts
OPTIONS PURCHASED – CALL – 0.0%
HD Supply Holdings, Inc. Expiration: Jul 2015, Exercise Price: $ 30.00(c)(k)		220	66,550
Orbitz Worldwide, Inc. Expiration: Aug 2015, Exercise Price: $ 12.00(c)(k)		111	833
S&P 500 Index Expiration: Aug 2015, Exercise Price: $ 2,200.00(c)(k)		51	43,350

Total Options Purchased – Calls (premiums paid $158,863)			110,733

42	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 13.6%
Investment Companies – 13.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(m)(n)	52,159,966	$52,159,966
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.00%(n)	1,848,696	1,848,696

Total Investment Companies (cost $54,008,662)		54,008,662

Total Investments Before Security Lending Collateral for Securities Loaned – 93.6% (cost $355,222,339)		371,714,604

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.2%
Investment Companies – 2.2%
AB Exchange Reserves – Class I, 0.07%(m)(n) (cost $8,798,863)	8,798,863	8,798,863

Total Investments Before Securities Sold Short – 95.8% (cost $364,021,202)		380,513,467

SECURITIES SOLD SHORT – (26.4)%
MUTUAL FUNDS – (13.8)%
Index – (13.8)%
Index – (13.8)%
iShares MSCI Brazil Capped ETF	(43,261)	(1,394,735)
iShares MSCI Emerging Markets ETF	(11,674)	(480,035)
iShares Russell 2000 ETF	(2,758)	(341,771)
iShares STOXX Europe 600 UCITS ETF	(6,981)	(312,287)
SPDR S&P 500 ETF Trust	(147,093)	(31,055,745)
SPDR S&P Retail ETF	(1,852)	(181,107)
Technology Select Sector SPDR Fund	(81,084)	(3,516,613)
SPDR S&P Regional Banking ETF	(13,599)	(573,062)
Financial Select Sector SPDR Fund	(154,392)	(3,798,043)
iShares US Real Estate ETF	(5,392)	(405,640)
Industrial Select Sector SPDR Fund	(69,161)	(3,859,875)
Consumer Discretionary Select Sector SPDR Fund	(37,681)	(2,875,060)
Health Care Select Sector SPDR Fund	(26,056)	(1,954,200)
Energy Select Sector SPDR Fund	(21,984)	(1,722,886)
SPDR S&P Oil & Gas Exploration & Production ETF	(700)	(34,685)
Utilities Select Sector SPDR Fund	(27,152)	(1,208,264)
Materials Select Sector SPDR Fund	(9,644)	(488,083)
Consumer Staples Select Sector SPDR Fund	(8,669)	(422,961)

Total Mutual Funds (proceeds $52,760,086)		(54,625,052)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

COMMON STOCKS – (8.2)%
Consumer Discretionary – (2.0)%
Auto Components – 0.0%
Nokian Renkaat Oyj	(3,914)	$(126,295)

Automobiles – (0.4)%
Ford Motor Co.	(40,568)	(615,417)
General Motors Co.	(14,951)	(537,787)
Harley-Davidson, Inc.	(1,809)	(96,764)
Tesla Motors, Inc.(c)	(818)	(205,154)

		(1,455,122)

Distributors – (0.1)%
LKQ Corp.(c)	(5,408)	(154,507)

Diversified Consumer Services – (0.2)%
Apollo Education Group, Inc.(c)	(5,963)	(98,866)
DeVry Education Group, Inc.	(3,107)	(98,834)
Grand Canyon Education, Inc.(c)	(2,884)	(123,176)
LifeLock, Inc.(c)	(11,965)	(182,107)
Sotheby’s	(2,238)	(100,329)
Strayer Education, Inc.(c)	(1,720)	(78,828)

		(682,140)

Hotels, Restaurants & Leisure – (0.2)%
Cheesecake Factory, Inc. (The)	(1,889)	(97,416)
Chipotle Mexican Grill, Inc. – Class A(c)	(32)	(19,697)
Domino’s Pizza, Inc.	(226)	(24,557)
Dunkin’ Brands Group, Inc.	(3,110)	(165,949)
Genting Singapore PLC	(61,000)	(41,556)
Las Vegas Sands Corp.	(2,623)	(133,327)
MGM Resorts International(c)	(7,200)	(144,360)
Restaurant Brands International, Inc.	(4,450)	(172,082)
Starbucks Corp.(b)	(498)	(25,876)
Texas Roadhouse, Inc.	(216)	(7,564)
Wynn Resorts Ltd.	(989)	(99,582)

		(931,966)

Household Durables – (0.1)%
Garmin Ltd.	(3,198)	(145,445)
Mohawk Industries, Inc.(c)	(800)	(149,312)

		(294,757)

Internet & Catalog Retail – (0.1)%
Etsy, Inc.(c)	(3,130)	(52,459)
Netflix, Inc.(c)	(244)	(152,271)
Wayfair, Inc.(c)	(6,340)	(189,502)

		(394,232)

Media – (0.2)%
Cablevision Systems Corp.	(3,080)	(75,491)
CBS Corp. – Class B(b)	(1,400)	(86,408)

44	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

DISH Network Corp. – Class A(c)	(1,626)	$(115,104)
Gannett Co., Inc.	(9,363)	(335,102)
Mediaset SpA	(17,065)	(82,401)

		(694,506)

Multiline Retail – (0.3)%
Burlington Stores, Inc.(c)	(246)	(12,981)
Dollar Tree, Inc.(c)	(1,850)	(138,731)
JC Penney Co., Inc.(c)	(3,096)	(26,595)
Macy’s, Inc.	(4,033)	(270,009)
Target Corp.	(9,654)	(765,756)

		(1,214,072)

Specialty Retail – (0.3)%
Best Buy Co., Inc.	(4,732)	(164,200)
CarMax, Inc.(c)	(1,096)	(77,860)
Five Below, Inc.(c)	(3,807)	(126,583)
GameStop Corp. – Class A	(3,210)	(139,346)
Guess?, Inc.	(4,841)	(84,911)
Hennes & Mauritz AB – Class B	(4,737)	(186,873)
Home Depot, Inc. (The)	(506)	(56,379)
L Brands, Inc.	(278)	(24,053)
Michaels Cos., Inc. (The)(c)	(917)	(25,089)
Outerwall, Inc.	(1,933)	(148,184)
Restoration Hardware Holdings, Inc.(c)	(1,935)	(176,007)
Ross Stores, Inc.	(98)	(9,474)
Staples, Inc.	(5,476)	(90,162)
TJX Cos., Inc.	(375)	(24,142)

		(1,333,263)

Textiles, Apparel & Luxury Goods – (0.1)%
adidas AG	(2,540)	(199,880)
Coach, Inc.	(3,078)	(108,869)
lululemon Athletica, Inc.(c)	(2,300)	(137,517)
VF Corp.	(109)	(7,677)

		(453,943)

		(7,734,803)

Industrials – (1.7)%
Aerospace & Defense – (0.3)%
Airbus Group SE	(1,282)	(87,253)
Boeing Co. (The)	(4,429)	(622,363)
Honeywell International, Inc.	(1,253)	(130,563)
Textron, Inc.	(5,708)	(258,116)
United Technologies Corp.	(669)	(78,387)

		(1,176,682)

Air Freight & Logistics – 0.0%
United Parcel Service, Inc.	(955)	(94,755)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – (0.3)%
American Airlines Group, Inc.	(7,953)	$(336,969)
Deutsche Lufthansa AG(c)	(14,599)	(205,788)
Norwegian Air Shuttle ASA(c)	(3,033)	(117,884)
Spirit Airlines, Inc.(c)	(986)	(62,680)
Virgin America, Inc.(c)	(13,016)	(370,175)

		(1,093,496)

Commercial Services & Supplies – 0.0%
Pitney Bowes, Inc.	(800)	(17,480)

Electrical Equipment – (0.2)%
Eaton Corp. PLC	(1,050)	(75,170)
Sensata Technologies Holding NV(c)	(1,618)	(89,136)
SolarCity Corp.(a)(c)	(11,622)	(698,714)

		(863,020)

Industrial Conglomerates – (0.1)%
3M Co.	(305)	(48,519)
Keppel Corp., Ltd.	(28,600)	(185,321)
Siemens AG	(1,317)	(138,770)

		(372,610)

Machinery – (0.6)%
Caterpillar, Inc.	(13,161)	(1,122,896)
CNH Industrial NV	(23,803)	(211,133)
Cummins, Inc.	(1,545)	(209,425)
Deere & Co.	(4,095)	(383,620)
Ingersoll-Rand PLC	(1,312)	(90,239)
PACCAR, Inc.	(2,434)	(154,705)

		(2,172,018)

Road & Rail – 0.0%
Knight Transportation, Inc.	(2,960)	(84,656)

Trading Companies & Distributors – (0.2)%
Fastenal Co.	(12,990)	(539,215)
Noble Group Ltd.	(592,400)	(348,743)
WW Grainger, Inc.	(200)	(48,066)

		(936,024)

		(6,810,741)

Information Technology – (1.6)%
Communications Equipment – 0.0%
ViaSat, Inc.(c)	(1,695)	(106,768)

Internet Software & Services – (0.4)%
Gogo, Inc.(c)	(3,640)	(77,896)
LinkedIn Corp.(c)	(506)	(98,635)
Tencent Holdings Ltd.	(63,500)	(1,269,628)
Yahoo Japan Corp.	(22,292)	(99,503)
Zillow Group, Inc.(c)	(1,159)	(105,921)

		(1,651,583)

46	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – (0.5)%
Alliance Data Systems Corp.(c)	(400)	$(119,212)
FleetCor Technologies, Inc.(c)	(3,228)	(491,108)
International Business Machines Corp.	(6,581)	(1,116,466)
Teradata Corp.(c)	(7,256)	(282,549)

		(2,009,335)

Semiconductors & Semiconductor Equipment – (0.2)%
Applied Materials, Inc.	(4,874)	(98,114)
Intel Corp.	(6,252)	(215,444)
Micron Technology, Inc.(c)	(12,506)	(349,292)
Skyworks Solutions, Inc.	(730)	(79,833)

		(742,683)

Software – (0.1)%
Manhattan Associates, Inc.(c)	(369)	(20,240)
salesforce.com, Inc.(c)	(2,127)	(154,739)
Take-Two Interactive Software, Inc.(c)	(5,311)	(145,362)

		(320,341)

Technology Hardware, Storage & Peripherals – (0.4)%
EMC Corp./MA	(4,200)	(110,628)
Hewlett-Packard Co.	(7,209)	(240,780)
Seagate Technology PLC	(13,042)	(725,657)
Stratasys Ltd.(c)	(721)	(25,639)
Western Digital Corp.	(3,728)	(362,958)

		(1,465,662)

		(6,296,372)

Materials – (0.8)%
Chemicals – (0.1)%
CF Industries Holdings, Inc.(b)	(303)	(95,711)
EI du Pont de Nemours & Co.	(1,673)	(118,800)

		(214,511)

Containers & Packaging – (0.1)%
Ball Corp.	(3,965)	(281,475)

Metals & Mining – (0.6)%
Alcoa, Inc.	(9,300)	(116,250)
ArcelorMittal	(8,312)	(88,619)
First Quantum Minerals Ltd.	(139,744)	(1,806,918)
Freeport-McMoRan, Inc.	(5,984)	(117,586)
Grupo Mexico SAB de CV	(36,000)	(111,631)
Newcrest Mining Ltd.(c)	(39,483)	(427,729)
ThyssenKrupp AG	(2,197)	(58,314)

		(2,727,047)

Paper & Forest Products – 0.0%
International Paper Co.	(2,234)	(115,788)

		(3,338,821)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – (0.7)%
Energy Equipment & Services – (0.3)%
Core Laboratories NV	(1,519)	$(178,452)
Halliburton Co.	(13,862)	(629,335)
Saipem SpA(c)	(6,591)	(83,819)
SBM Offshore NV(c)	(11,432)	(152,090)

		(1,043,696)

Oil, Gas & Consumable Fuels – (0.4)%
Anadarko Petroleum Corp.	(795)	(66,470)
Baytex Energy Corp.	(200)	(3,403)
Chevron Corp.	(1,819)	(187,357)
ConocoPhillips	(600)	(38,208)
CONSOL Energy, Inc.	(2,266)	(63,085)
Continental Resources, Inc./OK(c)	(2,729)	(124,333)
Crescent Point Energy Corp.	(301)	(6,821)
Devon Energy Corp.	(2,010)	(131,092)
Eni SpA	(9,135)	(164,618)
EOG Resources, Inc.	(1,512)	(134,099)
Exxon Mobil Corp.	(9,220)	(785,544)
Pioneer Natural Resources Co.	(561)	(82,933)

		(1,787,963)

		(2,831,659)

Consumer Staples – (0.6)%
Beverages – (0.2)%
Coca-Cola Co. (The)	(14,798)	(606,126)

Food & Staples Retailing – (0.1)%
Kroger Co. (The)	(347)	(25,261)
Sysco Corp.	(5,555)	(206,424)
Wal-Mart Stores, Inc.	(4,059)	(301,462)

		(533,147)

Food Products – (0.2)%
Archer-Daniels-Midland Co.	(4,616)	(243,956)
JM Smucker Co. (The)(b)	(2,864)	(339,527)
Keurig Green Mountain, Inc.	(1,287)	(110,991)

		(694,474)

Household Products – (0.1)%
Kimberly-Clark Corp.	(1,607)	(174,938)

Personal Products – 0.0%
Avon Products, Inc.	(12,621)	(84,813)

Tobacco – 0.0%
Reynolds American, Inc.	(1,678)	(128,787)

		(2,222,285)

48	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – (0.4)%
Banks – (0.1)%
DBS Group Holdings Ltd.	(13,413)	$(201,658)
Oversea-Chinese Banking Corp., Ltd.	(17,000)	(128,470)

		(330,128)

Capital Markets – 0.0%
Franklin Resources, Inc.	(1,176)	(59,870)

Insurance – (0.3)%
ACE Ltd.	(500)	(53,240)
First American Financial Corp.	(23,643)	(844,292)
Power Financial Corp.	(4,070)	(117,492)

		(1,015,024)

Real Estate Management & Development – 0.0%
Hongkong Land Holdings Ltd.	(5,000)	(43,050)

		(1,448,072)

Health Care – (0.2)%
Health Care Equipment & Supplies – (0.1)%
IDEXX Laboratories, Inc.(b)(c)	(585)	(79,326)
Intuitive Surgical, Inc.(c)	(288)	(140,472)
Varian Medical Systems, Inc.(c)	(3,674)	(318,168)

		(537,966)

Health Care Technology – (0.1)%
athenahealth, Inc.(c)	(1,498)	(174,667)

Life Sciences Tools & Services – 0.0%
Waters Corp.(c)	(809)	(108,099)

Pharmaceuticals – 0.0%
AbbVie, Inc.	(1)	(67)
Valeant Pharmaceuticals International, Inc.(c)	(430)	(102,671)

		(102,738)

		(923,470)

Telecommunication Services – (0.2)%
Diversified Telecommunication Services – (0.2)%
AT&T, Inc.	(23,221)	(802,053)

Utilities – 0.0%
Electric Utilities – 0.0%
Fortum Oyj	(4,019)	(76,464)

Total Common Stocks (proceeds $33,338,813)		(32,484,740)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	49

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENT ISSUES – (2.8)%
Government – (2.8)%
U.S. Treasury Bonds 2.50%, 2/15/45	U.S.$	(7,382)	$(6,843,343)
U.S. Treasury Notes 1.375%, 4/30/20		(1,686)	(1,678,492)
1.625%, 8/31/19		(1,800)	(1,822,360)
2.00%, 2/15/25		(755)	(748,629)

Total Government Issues (proceeds $10,798,339)			(11,092,824)

CORPORATE BONDS – (0.9)%
Corporate – High Yield – (0.5)%
Automobiles – (0.1)%
Ford Motor Co. 4.75%, 1/15/43		(457)	(465,016)

Independent – (0.1)%
Halcon Resources Corp. 8.625%, 2/01/20(d)		(263)	(266,945)

Oil Gas & Consumable Fuels – (0.3)%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(d)		(1,076)	(1,073,487)

			(1,805,448)

Corporate – Investment Grade – (0.4)%
Food & Beverage – (0.2)%
Coca-Cola Co. (The) 3.20%, 11/01/23		(551)	(570,683)

Integrated – (0.1)%
Husky Energy, Inc. 4.00%, 4/15/24		(546)	(555,094)

Oil Field Services – (0.1)%
Ensco PLC 4.50%, 10/01/24		(240)	(237,792)
5.20%, 3/15/25		(240)	(247,421)

			(485,213)

			(1,610,990)

Total Corporate Bonds (proceeds $3,292,901)			(3,416,438)

50	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

REAL ESTATE INVESTMENT TRUST UNITS – (0.5)%
Financials – (0.5)%
Real Estate Investment Trusts (REITs) – (0.5)%
AvalonBay Communities, Inc.	(1,215)	$(202,297)
Equity Residential	(2,729)	(202,819)
Health Care REIT, Inc.	(2,846)	(199,960)
Pennsylvania Real Estate Investment Trust	(1,200)	(26,784)
Public Storage	(1,033)	(199,927)
Simon Property Group, Inc.	(5,397)	(979,016)
Starwood Waypoint Residential Trust	(7,376)	(186,023)
Ventas, Inc.	(3,043)	(202,420)

Total Real Estate Investment Trust Units (proceeds $2,234,949)		(2,199,246)

DEPOSITORY RECEIPTS – (0.2)%
Consumer Discretionary – (0.2)%
Hotels, Restaurants & Leisure – 0.0%
Melco Crown Entertainment Ltd. (ADR)	(4,470)	(86,450)

Internet & Catalog Retail – (0.2)%
Alibaba Group Holding Ltd. (Sponsored ADR)(c)	(5,980)	(534,134)
Vipshop Holdings Ltd. (ADR)(c)	(5,906)	(147,473)

		(681,607)

		(768,057)

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Ecopetrol SA (Sponsored ADR)	(3,332)	(48,314)
Royal Dutch Shell PLC (Sponsored ADR)	(2,292)	(136,878)

		(185,192)

Total Depository Receipts (proceeds $1,063,880)		(953,249)

Total Securities Sold Short (proceeds $103,488,968)		(104,771,549)

Total Investments, Net of Securities Sold Short – 69.4% (cost $260,532,234)		275,741,918
Other assets less liabilities – 30.6%		121,307,956

Net Assets – 100.0%		$397,049,874

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	51

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	GBP 226	USD 346	6/12/15	$358
Credit Suisse International	GBP 792	USD 1,180	6/12/15	(30,153)
Credit Suisse International	USD 101	GBP 66	6/12/15	149
Credit Suisse International	USD 442	GBP 283	6/12/15	(9,948)
Credit Suisse International	EUR 1,304	USD 1,452	6/22/15	19,425
Credit Suisse International	GBP 215	USD 334	6/22/15	5,084
Credit Suisse International	EUR 64	USD 71	6/26/15	969
Credit Suisse International	EUR 1,851	USD 2,016	6/26/15	(17,277)
Credit Suisse International	USD 455	EUR 407	6/26/15	(8,265)
Credit Suisse International	EUR 191	USD 204	7/07/15	(5,942)
Credit Suisse International	USD 208	EUR 191	7/07/15	2,275
Credit Suisse International	CAD 1,710	USD 1,370	8/21/15	(3,277)
Credit Suisse International	CAD 2,142	USD 1,746	8/21/15	25,558
Credit Suisse International	USD 19	CAD 24	8/21/15	(220)
Morgan Stanley Co., Inc.	CAD 1,050	USD 858	6/30/15	14,504
Morgan Stanley Co., Inc.	EUR 399	USD 450	6/30/15	11,744
Morgan Stanley Co., Inc.	EUR 3,785	USD 4,073	6/30/15	(85,297)
Morgan Stanley Co., Inc.	GBP 105	USD 162	6/30/15	1,400
Morgan Stanley Co., Inc.	GBP 714	USD 1,065	6/30/15	(26,001)
Morgan Stanley Co., Inc.	SEK 511	USD 59	6/30/15	(898)
Morgan Stanley Co., Inc.	USD 1,049	EUR 938	6/30/15	(18,463)
Morgan Stanley Co., Inc.	USD 211	GBP 136	6/30/15	(3,253)
Morgan Stanley Co., Inc.	USD 90	NOK 667	6/30/15	(4,025)
Morgan Stanley Co., Inc.	USD 253	SEK 2,089	6/30/15	(7,857)
Morgan Stanley Co., Inc.	CHF 117	USD 125	8/20/15	257
Morgan Stanley Co., Inc.	CHF 235	USD 247	8/20/15	(3,942)
Morgan Stanley Co., Inc.	EUR 589	USD 662	8/20/15	14,822
Morgan Stanley Co., Inc.	EUR 1,315	USD 1,415	8/20/15	(30,713)
State Street Bank & Trust Co.	CHF 238	USD 260	6/17/15	6,912
State Street Bank & Trust Co.	CHF 1,359	USD 1,354	6/17/15	(92,799)
State Street Bank & Trust Co.	EUR 180	USD 195	6/17/15	(2,309)
State Street Bank & Trust Co.	GBP 102	USD 151	6/17/15	(4,668)
State Street Bank London	EUR 2,800	USD 3,194	6/22/15	118,420
State Street Bank London	GBP 1,200	USD 1,880	6/22/15	46,598

				$(86,832)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Brookdale Senior Living, Inc.(k)	125	$40.00	October 2015	$20,369	$(19,375)
Mylan NV(k)	2	65.00	July 2015	594	(1,860)
SunEdison, Inc.(k)	10	31.00	July 2015	1,653	(1,653)

				$22,616	$(22,888)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares Russell 2000 ETF(k)	134	$115.00	June 2015	$4,550	$(5,092)
PowerShares QQQ Trust(k)	135	100.00	June 2015	5,660	(203)
SPDR S&P 500 ETF Trust(k)	134	204.00	June 2015	4,020	(2,680)

				$14,230	$(7,975)

52	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Anglo American Capital PLC, 4.45%, 9/27/20, 6/20/20*	(1.00)%	1.85%	EUR	800	$34,590	$42,728	$(8,138)
Helllenic Telecommunications Organisation Societe Anonyme, 4.625%, 5/20/16, 3/20/17*	(5.00)	5.76	1,000	3,142	– 0	–	3,142
Rallye SA, 7.625%, 11/04/16, 3/20/20*	(5.00)	2.40	1,000	(140,412)	(128,978)	(11,434)
Windstream Services LLC, 7.875%, 11/01/17, 6/20/20*	(5.00)	5.61	$1,000	16,258	45,709	(29,451)
Credit Suisse Securities (USA) LLC:
Rallye SA, 7.625%, 11/04/16, 3/20/20*	(5.00)	2.40	EUR	1,000	(140,412)	(128,341)	(12,071)
Sherwin-Williams Co., (The), 7.375%, 2/01/27, 3/20/20*	(1.00)	0.23	$2,000	(76,734)	(73,860)	(2,874)
Weyerhaeuser Co., 7.125%, 7/15/23, 3/20/20*	(1.00)	0.45	2,000	(55,689)	(54,698)	(991)
Goldman Sachs International:
ArcelorMittal, 6.125%, 6/01/18, 12/24/19*	(1.00)	2.37	EUR	326	20,669	37,213	(16,544)
ArcelorMittal, 6.125%, 6/01/18, 6/20/20*	(1.00)	2.65	313	26,227	29,030	(2,803)
Coca-Cola Co. (The) 3.15%, 11/15/20, 12/20/19*	(1.00)	0.22	$650	(23,954)	(22,403)	(1,551)
Darden Restaurants, Inc., 6.45%, 10/15/17, 12/20/19*	(1.00)	0.90	619	(3,943)	33,614	(37,557)
Frontier Communications Corp., 9%, 8/15/31, 6/20/20*	(5.00)	4.38	1,000	(37,994)	(45,591)	7,597

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	53

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Levi Strauss & Co., 7.625%, 5/15/20, 3/20/20*	(5.00)%	2.16%		$232	$(31,829)	$(19,304)	$(12,525)
Repsol SA 4.875%, 2/19/19, 6/20/20*	(1.00)	0.96	EUR	800	(3,051)	834	(3,885)
United States Steel Corp., 6.65%, 6/01/37, 6/22/20*	(5.00)	4.85		$689	(11,288)	(1,925)	(9,363)
United States Steel Corp., 6.65%, 6/01/37, 6/20/20*	(5.00)	4.85		1,500	(24,710)	9,040	(33,750)
Valero Energy Corp., 8.75%, 6/15/30, 12/20/19*	(1.00)	0.82		567	(5,567)	11,917	(17,484)
Morgan Stanley Co., Inc.:
Anglo American Capital PLC, 4.45%, 9/27/20, 6/20/20*	(1.00)	1.85	EUR	1,200	51,754	53,697	(1,943)
ArcelorMittal, 6.125%, 6/01/18, 6/20/20*	(1.00)	2.65		313	26,209	29,286	(3,077)
Banco Bilbao Vizcaya Argentaria SA, 5.5%, 2/21/17, 6/20/20*	(1.00)	0.96		1,000	(4,116)	(8,497)	4,381
Campbell Soup Co, 3.05%, 7/15/17, 12/20/19*	(1.00)	0.44		$1,238	(33,055)	(22,851)	(10,204)
Canadian Natural Resources Ltd., 6.25%, 3/15/38, 6/20/20*	(1.00)	1.21		750	6,185	17,364	(11,179)
Cardinal Health, Inc., 1.90%, 6/15/17, 3/20/20*	(1.00)	0.21		2,000	(78,904)	(72,894)	(6,010)
Coca-Cola Refreshments USA, Inc., 7.125%, 8/01/17, 12/20/19*	(1.00)	0.22		619	(22,812)	(21,937)	(875)
Intesa Sanpaolo SpA, 4.75%, 6/15/17, 6/20/20*	(1.00)	0.97	EUR	1,000	(3,927)	(9,555)	5,628
MDC Holdings, Inc., 5.625%, 2/01/20, 6/20/20*	(1.00)	1.58		$1,400	36,130	32,574	3,556
Repsol International Finance BV, 4.875%, 2/19/19, 6/20/20*	(1.00)	0.96	EUR	600	(2,576)	3,191	(5,767)

54	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
International Lease Finance Corp., 8.25%, 12/15/20, 9/20/19*	5.00%	1.36%		$265	$42,087	$28,345		$13,742
Lennar Corp., 4.75%, 12/15/17, 6/20/20*	5.00	1.96		1,400	214,411	205,840		8,571
Goldman Sachs International:
AK Steel Corp., 7.625%, 5/15/20, 6/20/20*	5.00	8.28		750	(86,025)	(96,403)		10,378
Ardagh Packaging Finance PLC, 9.25%, 10/15/20, 6/22/20*	5.00	3.87	EUR	138	9,373	4,791		4,582
Boyd Gaming Corp., 7.125%, 2/01/16, 3/20/18*	5.00	1.67		$709	72,004	31,283		40,721
Communications Sales & Leasing, Inc., 8.25%, 10/15/23, 6/20/20*	5.00	5.61		1,000	57,955	– 0	–	57,955
INEOS Group Holdings SA, 6.5%, 8/15/18, 9/20/19*	5.00	3.31	EUR	533	45,463	21,151		24,312
K Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/19*	5.00	5.96		$195	(5,510)	(6,202)		692
K Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 6/20/20*	5.00	6.29		400	(18,129)	(22,873)		4,744
Lennar Corp. 4.75%, 12/15/17, 3/20/20*	5.00	1.87		549	83,023	65,030		17,993
Toys R Us, Inc., 7.375%, 10/15/18, 12/20/17*	5.00	12.07		672	(96,391)	(119,690)		23,299
Windstream Services LLC, 7.875%, 11/01/17, 6/20/20*	5.00	5.61		1,000	(5,564)	14,243		(19,807)
Morgan Stanley Co., Inc.:
Alcatel-Lucent, 8.50%, 1/15/16, 6/20/19*	5.00	0.97	EUR	516	97,250	51,418		45,832
Ford Motor Co., 6.5%, 8/01/18, 12/20/19*	5.00	0.87		265	50,691	48,686		2,005
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/21/15*	5.00	4.81		$1,339	14,434	(2,549)		16,983

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	55

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 6/23/20*	5.00%	6.30%		$220	$(10,019)	$(10,121)	$102
SUPERVALU, Inc., 6.75%, 6/01/21, 6/22/20*	5.00	2.80		888	99,541	83,648	15,893
TRW Automotive, Inc., 7.25%, 3/15/17, 9/20/19*	1.00	0.55		795	16,619	(11,099)	27,718
Wind Acquisition Finance SA, 11.75%, 7/15/17, 3/20/19*	5.00	1.72	EUR	664	95,738	68,241	27,497
Wind Acquisition Finance SA, 11.75%, 7/15/17, 6/20/19*	5.00	1.80		1,186	176,656	121,276	55,380

					$373,798	$210,378	$163,420

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return On Reference Obligation
Credit Suisse International Comcast Corp. – Class A	18,035	BBA 1 Month LIBOR Plus 0.30%	USD	1,067	11/23/16	$(13,001)
Inmarsat PLC	4,376	BBA 1 Month LIBOR Plus 0.35%	GBP	31	2/11/16	20,462
Ryanair Holdings PLC	6,747	EURIBOR 1 Month Plus 0.30%	EUR	68	5/31/16	11,143
Goldman Sachs & Co.
BG Group PLC	78,739	BBA 1 Month LIBOR Plus 0.30%		1,372	4/12/16	4,053
Goldman Sachs International
Apollo Global Management LLC	15,250	BBA 1 Month LIBOR Plus 0.75%	USD	335	5/14/16	8,458
Blackstone Group LP	23,000	BBA 1 Month LIBOR Plus 0.30%		748	2/6/16	258,872
Fortress Investment Group LLC	24,500	BBA 1 Month LIBOR Plus 0.75%		205	5/14/16	(13,621)
Pfizer, Inc.	1,172	BBA 1 Month LIBOR Plus 0.15%		40	6/24/16	360
Morgan Stanley Co., Inc.
Marriott International, Inc.	16,075	BBA 1 Month LIBOR Plus 0.50%		1,294	5/22/17	(39,989)

56	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
NVR, Inc.	1,045	BBA 1 Month LIBOR Plus 0.50%	USD	1,435	5/22/17	$(13,502)
Oshkosh Corp.	23,034	BBA 1 Month LIBOR Plus 0.50%		1,259	5/22/17	(103,312)
Rolls-Royce Holdings PLC	49,617	BBA 1 Month LIBOR Plus 0.50%	GBP	491	1/16/17	17,338
Royal Dutch Shell PLC – A shs	14,254	BBA 1 Month LIBOR Plus 0.50%		295	1/19/17	(21,034)
Ryanair Holdings PLC	19,518	EURIBOR 1 Month Plus 0.50%	EUR	224	4/10/17	2,248
Thomas Cook Group PLC	73,664	BBA 1 Month LIBOR Plus 0.50%	GBP	108	1/16/17	(2,733)
Triumph Group, Inc.	16,989	BBA 1 Month LIBOR Plus 0.50%	USD	1,175	5/22/17	(41,225)
United Continental Holdings	16,480	BBA 1 Month LIBOR Plus 0.50%		890	5/22/17	9,836
Wizz Air Holdings PLC	6,836	BBA 1 Month LIBOR Plus 0.50%	GBP	96	1/16/17	12,441
Wyndham Worldwide Corp.	11,690	BBA 1 Month LIBOR Plus 0.50%	USD	1,014	5/22/17	(21,255)

Pay Total Return On Reference Obligation
Goldman Sachs & Co.
Royal Dutch Shell PLC – B shs	35,070	BBA 1 Month LIBOR Minus 0.40%		1,054	5/2/16	(19,316)
Morgan Stanley Co., Inc.
Aberdeen Asset Management PLC	8,142	SONIA Overnight Deposit Rate Minus 0.30%	GBP	34	8/1/16	(4,493)
Aberdeen Asset Management PLC	6,100	SONIA Overnight Deposit Rate Minus 0.30%		25	8/1/16	(3,593)
Aberdeen Asset Management PLC	1,650	SONIA Overnight Deposit Rate Minus 0.30%		8	8/1/16	488
Aberdeen Asset Management PLC	1,400	SONIA Overnight Deposit Rate Minus 0.30%		6	8/1/16	134
Agile Property Holdings Ltd.	10,800	HK Overnight Index Swap Ref Rate Minus 2.00%	HKD	53	8/1/16	(1,507)
Agile Property Holdings Ltd.	10,800	HK Overnight Index Swap Ref Rate Minus 2.00%		52	8/1/16	(1,534)
Agile Property Holdings Ltd.	10,700	HK Overnight Index Swap Ref Rate Minus 0.40%		52	8/1/16	(1,509)
Agile Property Holdings Ltd.	3,200	HK Overnight Index Swap Ref Rate Minus 0.40%		15	8/1/16	(488)
Agile Property Holdings Ltd.	86,300	HK Overnight Index Swap Ref Rate Minus 1.50%		449	8/1/16	(8,328)
Agile Property Holdings Ltd.	5,800	HK Overnight Index Swap Ref Rate Minus 2.00%		27	8/1/16	(978)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	57

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Agile Property Holdings Ltd.	21,100	HK Overnight Index Swap Ref Rate Plus 1.625%	HKD	95	8/1/16	$(3,900)
Agile Property Holdings Ltd.	10,800	HK Overnight Index Swap Ref Rate Minus 2.00%		50	8/1/16	(1,846)
Agile Property Holdings Ltd.	10,700	HK Overnight Index Swap Ref Rate Minus 2.00%		51	8/1/16	(1,605)
Agricultural Bank of China Ltd.	100,300	HK Overnight Index Swap Ref Rate Minus 0.40%		377	8/1/16	(5,654)
Anglo American Platinum Ltd.	1,800	South Africa Benchmark Overnight Rate Minus 2.125%	ZAR	632	8/1/16	9,334
Anglo American Platinum Ltd.	800	South Africa Benchmark Overnight Rate Minus 2.125%		373	8/1/16	11,709
Antofagasta PLC	5,145	SONIA Overnight Deposit Rate Minus 0.30%	GBP	39	8/1/16	1,111
Antofagasta PLC	4,000	SONIA Overnight Deposit Rate Minus 0.30%		32	8/1/16	3,799
Asustek Computer, Inc.	19,000	FedFundEffective Minus 0.51%	USD	188	5/15/17	1,089
Bank of China Ltd.	181,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	665	8/1/16	(34,194)
Bank of East Asia	5,100	HK Overnight Index Swap Ref Rate Minus 0.50%		148	8/1/16	(3,870)
Bank of East Asia	2,700	HK Overnight Index Swap Ref Rate Minus 0.50%		79	8/1/16	(1,976)
Bank of East Asia	20,300	HK Overnight Index Swap Ref Rate Minus 0.40%		624	8/1/16	(11,006)
Bank of East Asia	2,200	HK Overnight Index Swap Ref Rate Minus 0.40%		64	8/1/16	(1,610)
Bank of East Asia	2,700	HK Overnight Index Swap Ref Rate Minus 0.40%		78	8/1/16	(2,064)
Bank of East Asia	1,000	HK Overnight Index Swap Ref Rate Minus 0.40%		29	8/1/16	(723)
BG Group PLC	7,830	SONIA Overnight Deposit Rate Minus 0.30%	GBP	90	8/1/16	1,656
China Cinda Asset Management Co., Ltd.	3,900	HK Overnight Index Swap Ref Rate Minus 1.25%	HKD	17	8/1/16	(280)
China Cinda Asset Management Co., Ltd.	222,000	HK Overnight Index Swap Ref Rate Minus 0.40%-1.25%		993	8/1/16	(12,138)

58	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China CITIC Bank Corp., Ltd.	19,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	114	8/1/16	$(1,397)
China CITIC Bank Corp., Ltd.	111,000	HK Overnight Index Swap Ref Rate Minus 0.40%		570	8/1/16	(20,212)
China CITIC Bank Corp., Ltd.	138,000	HK Overnight Index Swap Ref Rate Minus 0.40%		712	8/1/16	(24,696)
China CITIC Bank Corp., Ltd.	25,000	HK Overnight Index Swap Ref Rate Minus 0.40%		178	8/1/16	1,894
China Minsheng Banking Corp., Ltd.	6,000	HK Overnight Index Swap Ref Rate Minus 0.40%		65	8/1/16	151
China Minsheng Banking Corp., Ltd.	98,600	HK Overnight Index Swap Ref Rate Minus 0.40%		793	8/1/16	(33,002)
China Minsheng Banking Corp., Ltd.	12,000	HK Overnight Index Swap Ref Rate Minus 0.40%		113	8/1/16	(1,863)
China National Building Material Co., Ltd.	64,100	HK Overnight Index Swap Ref Rate Minus 0.50%		583	8/1/16	5,317
China Pacific Insurance (Group) Co., Ltd.	24,000	HK Overnight Index Swap Ref Rate Minus 0.40%		810	8/1/16	(20,700)
China Pacific Insurance (Group) Co., Ltd.	1,400	HK Overnight Index Swap Ref Rate Minus 0.40%		42	8/1/16	(1,906)
China Vanke Co., Ltd.	4,900	HK Overnight Index Swap Ref Rate Minus 2.50%		87	8/1/16	(1,700)
China Vanke Co., Ltd.	40,800	HK Overnight Index Swap Ref Rate Minus 1.50%		584	8/1/16	(31,851)
CITIC Securities Co., Ltd.	13,500	HK Overnight Index Swap Ref Rate Minus 0.40%		268	8/1/16	(22,568)
CITIC Securities Co., Ltd.	19,000	HK Overnight Index Swap Ref Rate Minus 0.40%		454	8/1/16	(21,940)
CNOOC Ltd.	42,000	HK Overnight Index Swap Ref Rate Minus 0.40%		591	8/1/16	10,824
CNOOC Ltd.	9,700	HK Overnight Index Swap Ref Rate Minus 0.40%		134	8/1/16	2,146
Country Garden Holdings Co., Ltd.	210,400	HK Overnight Index Swap Ref Rate Minus 0.40%		792	8/1/16	523
Country Garden Holdings Co., Ltd.	104,000	HK Overnight Index Swap Ref Rate Minus 0.40%		400	8/1/16	1,322

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	59

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Evergrande Real Estate Group Ltd.	39,000	HK Overnight Index Swap Ref Rate Minus 8.51%	HKD	140	8/1/16	$(7,410)
Evergrande Real Estate Group Ltd.	1,600	HK Overnight Index Swap Ref Rate Minus 8.51%		5	8/1/16	(365)
Evergrande Real Estate Group Ltd.	177,000	HK Overnight Index Swap Ref Rate Minus 8.51%		649	8/1/16	(31,768)
Fosun International Ltd.	53,000	HK Overnight Index Swap Ref Minus 1.73%		925	8/1/16	(17,156)
Galaxy Entertainment Group L	16,600	HK Overnight Index Swap Ref Rate Minus 0.40%		753	8/1/16	17,963
Galaxy Entertainment Group L	9,200	HK Overnight Index Swap Ref Rate Minus 0.40%		419	8/1/16	10,113
Galaxy Entertainment Group L	6,200	HK Overnight Index Swap Ref Rate Minus 0.40%		291	8/1/16	7,928
Galaxy Entertainment Group L	9,300	HK Overnight Index Swap Ref Rate Minus 0.40%		426	8/1/16	10,547
Galaxy Entertainment Group L	4,100	HK Overnight Index Swap Ref Rate Minus 0.40%		177	8/1/16	3,288
Glencore PLC	600	SONIA Overnight Deposit Rate Minus 0.30%	GBP	2	8/1/16	19
Glencore PLC	21,223	SONIA Overnight Deposit Rate Minus 0.30%		76	8/1/16	22,491
Glencore PLC	20,000	SONIA Overnight Deposit Rate Minus 0.30%		72	8/1/16	21,556
Glencore PLC	6,500	SONIA Overnight Deposit Rate Minus 0.30%		21	8/1/16	2,961
Glencore PLC	1,060	SONIA Overnight Deposit Rate Minus 0.30%		3	8/1/16	426
Glencore PLC	4,060	SONIA Overnight Deposit Rate Minus 0.30%		12	8/1/16	507
Glencore PLC	22,457	SONIA Overnight Deposit Rate Minus 0.30%		66	8/1/16	2,158
Glencore PLC	900	SONIA Overnight Deposit Rate Minus 0.30%		3	8/1/16	112
Hang Lung Properties Ltd.	21,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	511	8/1/16	(445)
Hang Lung Properties Ltd.	13,820	HK Overnight Index Swap Ref Rate Minus 0.40%		327	8/1/16	(1,414)

60	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Hang Lung Properties Ltd.	8,000	HK Overnight Index Swap Ref Rate Minus 0.40%		HKD 208	8/1/16	$1,515
Hang Seng Bank Ltd.	6,000	HK Overnight Index Swap Ref Rate Minus 0.40%		786	8/1/16	(19,807)
Hang Seng Bank Ltd.	170	HK Overnight Index Swap Ref Rate Minus 0.40%		22	8/1/16	(564)
Hang Seng Bank Ltd.	800	HK Overnight Index Swap Ref Rate Minus 0.40%		111	8/1/16	(1,817)
Henderson Land Development Co., Ltd.	9,300	HK Overnight Index Swap Ref Rate Minus 0.40%		476	8/1/16	(13,550)
Hong Kong Exchanges & Clearing Ltd.	3,600	HK Overnight Index Swap Ref Rate Minus 0.50%		1,015	8/1/16	(7,257)
HSBC Holdings PLC	5,119	SONIA Overnight Deposit Rate Minus 0.30%	GBP	33	8/1/16	1,419
HSBC Holdings PLC	7,000	SONIA Overnight Deposit Rate Minus 0.30%		45	8/1/16	2,163
Hyundai Heavy Industries Co., Ltd.	300	FedFundEffective Minus 0.40%	USD	43	8/1/16	7,538
Hyundai Heavy Industries Co., Ltd.	300	FedFundEffective Minus 0.40%		43	8/1/16	7,866
Hyundai Mobis Co., Ltd.	100	FedFundEffective Minus 0.40%		29	8/1/16	9,134
iBoxx $ Liquid High Yield Index	27,500	BBA 3 Month LIBOR		6,546	6/20/15	(23,828)
iBoxx $ Liquid High Yield Index	13,862	BBA 3 Month LIBOR		3,313	6/20/15	1,160
ICAP PLC	11,215	SONIA Overnight Deposit Rate Minus 0.30%	GBP	56	8/1/16	(8,761)
ICAP PLC	1,420	SONIA Overnight Deposit Rate Minus 0.30%		8	8/1/16	(211)
ICAP PLC	11,200	SONIA Overnight Deposit Rate Minus 0.30%		39	8/1/16	(35,568)
KYOCERA Corp.	900	MUTSCALM Minus 0.40%	JPY	4,447	8/1/16	(13,017)
KYOCERA Corp.	1,100	MUTSCALM Minus 0.40%		5,373	8/1/16	(16,407)
Lenovo Group Ltd.	8,300	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	100	8/1/16	(237)
Lenovo Group Ltd.	8,100	HK Overnight Index Swap Ref Rate Minus 0.50%		97	8/1/16	(284)
Lenovo Group Ltd.	54,000	HK Overnight Index Swap Ref Rate Minus 0.40%		629	8/1/16	(4,262)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	61

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Lenovo Group Ltd.	16,670	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	199	8/1/16	$(718)
Li & Fung Ltd.	52,000	HK Overnight Index Swap Ref Rate Minus 0.40%		544	8/1/16	23,251
Li & Fung Ltd.	19,000	HK Overnight Index Swap Ref Rate Minus 0.40%		195	8/1/16	7,969
MITSUI & Co., Ltd.	3,100	MUTSCALM Minus 0.40%	JPY	5,125	8/1/16	(2,071)
MITSUI & Co., Ltd.	3,200	MUTSCALM Minus 0.40%		5,283	8/1/16	(2,190)
MITSUI & Co., Ltd.	1,300	MUTSCALM Minus 0.40%		2,245	8/1/16	(92)
MTN Group Ltd.	198	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	51	8/1/16	731
MTN Group Ltd.	4,300	South Africa Benchmark Overnight Rate Minus 0.95%		955	8/1/16	2,624
MTN Group Ltd.	1,400	South Africa Benchmark Overnight Rate Minus 0.95%		342	8/1/16	3,409
MTN Group Ltd.	840	South Africa Benchmark Overnight Rate Minus 0.95%		179	8/1/16	(105)
MTN Group Ltd.	17,714	FedFundEffective Minus 1.30%	USD	312	3/2/17	(976)
Naspers Ltd.	300	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	416	8/1/16	(9,682)
Naspers Ltd.	300	South Africa Benchmark Overnight Rate Minus 0.95%		421	8/1/16	(9,246)
Ocado Group PLC	3,130	SONIA Overnight Deposit Rate Minus 0.75%	GBP	12	8/1/16	1,547
Ocado Group PLC	700	SONIA Overnight Deposit Rate Minus 0.625%		3	8/1/16	501
Ocado Group PLC	11,858	SONIA Overnight Deposit Rate Minus 0.30%		42	8/1/16	(2,337)
Ocado Group PLC	200	SONIA Overnight Deposit Rate Minus 0.30%		1	8/1/16	149
Ocado Group PLC	800	SONIA Overnight Deposit Rate Minus 0.30%		3	8/1/16	804
Ping An Insurance (Group) Co. of China Ltd.	4,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	436	8/1/16	(9,826)
Ping An Insurance (Group) Co. of China Ltd.	300	HK Overnight Index Swap Ref Rate Minus 0.40%		28	8/1/16	(821)
Poly Property Group Co.,Ltd.	205,700	HK Overnight Index Swap Ref Rate Minus 0.40%-3.00%		793	8/1/16	(10,707)

62	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Poly Property Group Co.,Ltd.	48,100	HK Overnight Index Swap Ref Rate Minus 3.00%	HKD	176	8/1/16	$(3,670)
Reckitt Benckiser Group PLC	120	SONIA Overnight Deposit Rate Minus 0.30%	GBP	7	8/1/16	118
Reckitt Benckiser Group PLC	605	SONIA Overnight Deposit Rate Minus 0.30%	GBP	32	8/1/16	(7,083)
Shanghai Pharmaceuticals-H	44,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,021	8/1/16	(14,060)
Shimao Property Holdings Ltd.	27,100	HK Overnight Index Swap Ref Rate Minus 0.40%		481	8/1/16	4,157
Shimao Property Holdings Ltd.	24,200	HK Overnight Index Swap Ref Rate Minus 0.40%		419	8/1/16	2,326
Standard Bank Group Ltd.	3,150	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	455	8/1/16	(3,482)
Standard Bank Group Ltd.	950	South Africa Benchmark Overnight Rate Minus 0.95%		155	8/1/16	429
Standard Bank Group Ltd.	4,900	South Africa Benchmark Overnight Rate Minus 0.95%		723	8/1/16	(4,129)
Techtronic Industries Co., Ltd.	26,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	697	8/1/16	(203)
Woodside Petroleum Ltd.	2,800	RBA Daily Cash Rate Target Minus 0.40%	AUD	118	8/1/16	12,062
Woodside Petroleum Ltd.	200	RBA Daily Cash Rate Target Minus 0.40%		9	8/1/16	1,130
Woodside Petroleum Ltd.	2,500	RBA Daily Cash Rate Target Minus 0.40%		104	8/1/16	9,963
Woodside Petroleum Ltd.	425	RBA Daily Cash Rate Target Minus 0.40%		17	8/1/16	1,377
Yanzhou Coal Mining Co., Ltd.	81,000	HK Overnight Index Swap Ref Rate Minus 4.48%	HKD	584	8/1/16	3,279
Yanzhou Coal Mining Co., Ltd.	86,000	HK Overnight Index Swap Ref Rate Minus 4.48%		578	8/1/16	(1,848)
Zhuzhou CSR Times Electric Co., Ltd.	23,500	HK Overnight Index Swap Ref Rate Minus 0.40%		1,344	8/1/16	(19,088)
Zoomlion Heavy Industry Science & Technology Co., Ltd.	143,000	HK Overnight Index Swap Ref Rate Minus 3.21%		758	8/1/16	(11,950)
Zoomlion Heavy Industry Science & Technology Co., Ltd.	79,000	HK Overnight Index Swap Ref Rate Minus 3.21%		383	8/1/16	(11,191)

						$(300,324)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Non-income producing security.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	63

Consolidated Portfolio of Investments

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate market value of these securities amounted to $31,506,064 or 7.9% of net assets.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security is in default and is non-income producing.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at May 31, 2015.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 2015.

(i)	When-Issued or delayed delivery security.

(j)	Convertible security.

(k)	One contract relates to 100 shares.

(l)	One contract relates to 1 share.

(m)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBA – British Bankers Association

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

GDR – Global Depositary Receipt

HIBOR – Hong Kong Interbank Offer Rate

HK – Hong Kong

HKAB – Hong Kong Association of Banks

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate

PJSC – Public Joint Stock Company

RBA – Reserve Bank of Australia

RCT – Receipt

REG – Registered Shares

REIT – Real Estate Investment Trust

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

See notes to consolidated financial statements.

64	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

May 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $303,062,373)	$319,554,638
Affiliated issuers (cost $60,958,829 – including investment of cash collateral for securities loaned of $8,798,863)	60,958,829	(a)
Cash	11,919,819
Cash collateral due from broker	4,783,737
Foreign currencies, at value (cost $4,005,665)	3,903,934	(b)
Deposit at broker for securities sold short	109,191,696
Receivable for investment securities sold and foreign currency transactions	8,035,171
Interest and dividends receivable	1,527,020
Upfront premium paid on credit default swaps	1,090,149
Unrealized appreciation on total return swaps	603,398
Unrealized appreciation on credit default swaps	422,703
Unrealized appreciation on forward currency exchange contracts	268,475
Prepaid expenses	70,566
Receivable for capital stock sold	21,083
Receivable for variation margin on exchange-traded derivatives	14,917

Total assets	522,366,135

Liabilities
Options written, at value (premiums received $36,846)	30,863
Payable for securities sold short, at value (proceeds received $103,488,968)	104,771,549
Payable for collateral received on securities loaned	8,798,863
Payable for investment securities purchased and foreign currency transactions	7,974,857
Unrealized depreciation on total return swaps	903,722
Upfront premium received on credit default swaps	879,771
Advisory fee payable	607,544
Unrealized depreciation on forward currency exchange contracts	355,307
Unrealized depreciation on credit default swaps	259,283
Interest expense payable	99,680
Dividend expense payable	61,777
Payable for newly entered credit default swaps	36,126
Payable for terminated total return swaps	25,971
Payable for terminated credit default swaps	23,985
Transfer Agent fee payable	8,778
Distribution fee payable	145
Accrued expenses	478,040

Total liabilities	125,316,261

Net Assets	$397,049,874

Composition of Net Assets
Capital stock, at par	$3,838
Additional paid-in capital	383,738,950
Accumulated net investment loss	(58,726)
Accumulated net realized loss on investment and foreign currency transactions	(1,523,335)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	14,889,147

	$397,049,874

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	65

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$206,028	19,950	$10.33	*

C	$108,485	10,568	$10.27

Advisor	$3,379,611	326,561	$10.35

R	$10,305	1,000.30	$10.30

K	$78,262	7,581	$10.32

I	$10,348	1,000.30	$10.34

Z	$393,256,835	38,017,386	$10.34

(a)	Includes securities on loan with a value of $8,394,236 (see Note E).

(b)	Includes $2,700,286 on deposit with the broker for securities sold short.

*	The maximum offering price per share for Class A shares was $10.79 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

66	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period July 31, 2014(a) to May 31, 2015

Investment Income
Interest	$3,878,308
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $59,750)	2,889,928
Affiliated issuers	36,657
Securities lending income	43,755
Other income	1,601	$6,850,249

Expenses
Advisory fee (see Note B)	6,236,491
Distribution fee—Class A	84
Distribution fee—Class C	440
Distribution fee—Class R	42
Distribution fee—Class K	46
Transfer agency—Class A	287
Transfer agency—Class C	5,677
Transfer agency—Advisor Class	3,707
Transfer agency—Class R	5
Transfer agency—Class K	10
Transfer agency—Class I	2
Transfer agency—Class Z	72,272
Custodian	1,159,472
Amortization of offering expenses	351,670
Audit and tax	158,046
Registration fees	62,091
Printing	29,012
Legal	22,542
Directors’ fees	15,107
Miscellaneous	40,079

Total operating expenses (see Note B)	8,157,082
Interest expense	581,807
Dividend expense on securities sold short	1,402,717
Broker fee on securities sold short	537,763

Total expenses	10,679,369
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,624,565)

Net expenses		9,054,804

Net investment loss		(2,204,555)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		7,048,967
Securities sold short		(6,018,547)
Options written		121,153
Swaptions written		88,549
Swaps		(1,144,003)
Foreign currency transactions		272,535
Net change in unrealized appreciation/depreciation of:
Investments		16,492,265
Securities sold short		(1,282,581)
Options written		5,983
Swaps		(136,904)
Foreign currency denominated assets and liabilities		(189,616)

Net gain on investment and foreign currency transactions		15,257,801

Net Increase in Net Assets from Operations		$13,053,246

(a)	Commencement of operations.

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	67

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	July 31, 2014(a) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(2,204,555)
Net realized gain on investment transactions and foreign currency transactions	368,654
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,889,147

Net increase in net assets from operations	13,053,246
Capital Stock Transactions
Net increase	383,996,628

Total increase	397,049,874
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($58,726))	$397,049,874

(a)	Commencement of operations.

See notes to consolidated financial statements.

68	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select U.S. Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Multi-Manager Alternative Strategies Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Multi-Manager Alternative Strategies Fund. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on October 6, 2014. The Fund is the sole

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	69

Notes to Consolidated Financial Statements

shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of May 31, 2015, net assets of the Fund were $397,049,874, of which $5,614,550, or 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB Multi-Manager Alternative Strategies Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are currently not being offered. As of May 31, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z, shares are sold without an initial or contingent deferred sales charge. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Chilton Investment Company, LLC, Impala Asset Management LLC, Kynikos Associates LP, Lyrical Asset Management LP, Passport Capital, LLC, Sirios Capital Management, L.P., River Canyon Fund Management LLC, First Pacific Advisors, LLC, Halcyon Liquid Strategies IC Management LP, CQS (US), LLC and MPAM Credit Trading Partners L.P. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

70	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	71

Notes to Consolidated Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund value its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

72	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	73

Notes to Consolidated Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Consumer Discretionary	$46,046,415		$6,623,479		$	– 0	–	$52,669,894
Information Technology	30,097,537		1,786,297			– 0	–	31,883,834
Industrials	26,908,446		2,765,691			– 0	–	29,674,137
Financials	27,525,820		445,879			– 0	–	27,971,699
Health Care	26,875,585		201,499			– 0	–	27,077,084
Materials	18,459,377		1,852,254			– 0	–	20,311,631
Consumer Staples	11,579,916		3,600,639			– 0	–	15,180,555
Energy	8,708,645		57,975			– 0	–	8,766,620
Utilities	3,658,252		– 0	–		– 0	–	3,658,252
Telecommunication Services	2,506,981		361,813			– 0	–	2,868,794
Corporate Bonds	– 0	–	55,386,757			3,905,418		59,292,175
Real Estate Investment Trust Units	9,419,785		– 0	–		– 0	–	9,419,785
Government Issues	– 0	–	7,107,414			– 0	–	7,107,414
Municipals	– 0	–	6,241,841			520,445		6,762,286
Depository Receipts	4,664,730		380,235			– 0	–	5,044,965
Convertible Bonds	– 0	–	– 0	–		2,260,146		2,260,146
Equity Linked Notes	619,156		– 0	–		1,471,381		2,090,537
Preferred Stocks	1,296,102		441,109			– 0	–	1,737,211
Warrants	1,124,659		– 0	–		– 0	–	1,124,659
Options Purchased – Puts	– 0	–	1,104,140			– 0	–	1,104,140
Mutual Funds	1,036,640		– 0	–		– 0	–	1,036,640
Collateralized Mortgage Obligations	– 0	–	– 0	–		402,258		402,258
Common Stock Units	150,493		– 0	–		– 0	–	150,493
Options Purchased – Calls	– 0	–	110,733			– 0	–	110,733
Short-Term Investments:
Investment Companies	52,159,966		– 0	–		– 0	–	52,159,966
Government Issues	1,848,696		– 0	–		– 0	–	1,848,696
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,798,863		– 0	–		– 0	–	8,798,863
Liabilities:
Mutual Funds	(54,625,052)		– 0	–		– 0	–	(54,625,052)
Common Stock:
Consumer Discretionary	(7,097,798)		(637,005)			– 0	–	(7,734,803)
Industrials	(5,726,982)		(1,083,759)			– 0	–	(6,810,741)
Information Technology	(4,927,241)		(1,369,131)			– 0	–	(6,296,372)

74	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Materials	$(2,764,159)		$(574,662)		$	– 0	–	$(3,338,821)
Energy	(2,431,132)		(400,527)			– 0	–	(2,831,659)
Consumer Staples	(2,222,285)		– 0	–		– 0	–	(2,222,285)
Financials	(1,117,944)		(330,128)			– 0	–	(1,448,072)
Health Care	(923,470)		– 0	–		– 0	–	(923,470)
Telecommunication Services	(802,053)		– 0	–		– 0	–	(802,053)
Utilities	– 0	–	(76,464)			– 0	–	(76,464)
Government Issues	– 0	–	(11,092,824)			– 0	–	(11,092,824)
Corporate Bonds	– 0	–	(3,416,438)			– 0	–	(3,416,438)
Real Estate Investment Trust Units	(2,199,246)		– 0	–		– 0	–	(2,199,246)
Depository Receipts	(953,249)		– 0	–		– 0	–	(953,249)

Total Investments in Securities	197,695,453		69,486,817			8,559,648		275,741,918
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	268,475			– 0	–	268,475
Credit Default Swaps	– 0	–	422,703			– 0	–	422,703
Total Return Swaps	– 0	–	603,398			– 0	–	603,398
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(355,307)			– 0	–	(355,307)
Call Options Written	– 0	–	(22,888)			– 0	–	(22,888)
Put Options Written	– 0	–	(7,975)			– 0	–	(7,975)
Credit Default Swaps	– 0	–	(259,283)			– 0	–	(259,283)
Total Return Swaps	– 0	–	(903,722)			– 0	–	(903,722)

Total+	$197,695,453		$69,232,218			$8,559,648		$275,487,319

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written written which are valued at market value.

+	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bonds			Municipals			Convertible Bonds
Balance as of 7/31/14(a)	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(21,068)			23			11,128
Realized gain (loss)		(95,072)			65			(17,205)
Change in unrealized appreciation/depreciation		(97,501)			1,076			45,625
Purchases		5,266,643			524,150			2,798,181
Sales/Paydowns		(1,147,584)			(4,869)			(577,583)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 5/31/15		$3,905,418			$520,445			$2,260,146

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*		$(97,501)			$1,076			$45,625

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	75

Notes to Consolidated Financial Statements

	Equity Linked Notes			Collateralized Mortgage Obligations			Total
Balance as of 7/31/14(a)	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–		(9,917)
Realized gain (loss)		– 0	–		– 0	–		(112,212)
Change in unrealized appreciation/depreciation		10,687			1,257			(38,856)
Purchases/Payups		1,460,694			576,000			10,625,668
Sales/Paydowns		– 0	–		(174,999)			(1,905,035)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 5/31/15		$1,471,381			$402,258			$8,559,648

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*		$10,687			$1,257			$(38,856)

(a)	Commencement of Operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

As of May 31, 2015 all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

76	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	77

Notes to Consolidated Financial Statements

the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $422,236 were deferred and amortized on a straight line basis over a one year period starting from July 31, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through May 31, 2015 are subject to repayment by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through July 30, 2015 are subject to repayment by the Fund until May 31, 2019, provided that no repayment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before July 31, 2015. For the period

78	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

ended May 31, 2015, such reimbursements/waivers amounted to $1,624,565. For the period ended May 31, 2015, the Adviser paid $3,239,572 in sub-advisory fees to the Sub-Advisers in the aggregate, representing 0.99% of the Fund’s average daily net assets.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $67,818 for the period ended May 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $47 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended May 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended May 31, 2015 is as follows:

Market Value July 31, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$	– 0	–	$660,691	$608,531	$52,160	$35

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended May 31, 2015 amounted to $1,005,226, of which $28 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	79

Notes to Consolidated Financial Statements

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $466, $0 and $18 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2015, were as follows:

	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$783,254,193	$491,691,313	$332,433,131	$244,053,414
U.S. government securities	49,564,580	41,841,639	75,269,773	65,666,021

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options and swap transactions) are as follows:

Cost of Investments	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
	Appreciation on Investments	Depreciation on Investments
$365,952,799	$28,124,054	$ (12,953,495)	$15,170,559	$ (3,483,624)	(a)	$11,686,935

(a)	Gross unrealized appreciation was $2,609,426 and gross unrealized depreciation was $(6,093,050), resulting in net unrealized depreciation of $(3,483,624).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

80	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended May 31, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	81

Notes to Consolidated Financial Statements

expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the period ended May 31, 2015, the Fund held purchased options for hedging and non-hedging purposes. During the period ended May 31, 2015, the Fund held written options for hedging and non-hedging purposes.

For the period ended May 31, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 07/31/14(a)	– 0	–	$	– 0	–
Options written	10,335			1,432,222
Options assigned	(7)			(1,431)
Options expired	(997)			(129,353)
Options bought back	(8,791)			(1,264,592)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 05/31/15	540			$36,846

	Notional Amount		Premiums Received
Swaptions written outstanding as of 07/31/14(a)	– 0	–	$	– 0	–
Swaptions written	22,000,000			121,078
Swaptions expired	– 0	–		– 0	–
Swaptions bought back	(22,000,000)			(121,078)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 05/31/15	– 0	–	$	– 0	–

(a)	Commencement of operations.

82	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	83

Notes to Consolidated Financial Statements

serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or

84	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

(ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2015, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the period ended May 31, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	85

Notes to Consolidated Financial Statements

transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended May 31, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

86	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

At May 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$268,475	Unrealized depreciation on forward currency exchange contracts	$355,307

Equity contracts	Investments in securities, at value	1,214,873

Equity contracts			Options written, at value	30,863

Credit contracts	Unrealized appreciation on credit default swaps	422,703	Unrealized depreciation on credit default swaps	259,283

Equity contracts	Unrealized appreciation on total return swaps	603,398	Unrealized depreciation on total return swaps	903,722

Total		$2,509,449		$1,549,175

The effect of derivative instruments on the consolidated statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,199,945	$(86,832)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(902,457)	(404,132)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	88,549

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	87

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$121,153	$5,983

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(230,068)	163,420

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(913,935)	(300,324)

Total		$(636,813)	$(621,885)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended May 31, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,974,859	(a)
Average principal amount of sale contracts	$17,265,470	(b)

Purchased Options:
Average monthly cost	$1,272,868	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$389,746	(c)
Average notional amount of sale contracts	$48,271,634	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$14,116,973	(d)

Total Return Swaps:
Average notional amount	$15,926,025	(b)

(a)	Positions were open for eleven months during the period.

(b)	Positions were open for ten months during the period.

(c)	Positions were open for four months during the period.

(d)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of

88	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2015:

AB Multi-Manager Alternative Strategies Fund
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley	$1,214,873	$(27,350)	$	– 0	–	$	– 0	–	$1,187,523

Total	$1,214,873	$(27,350)	$	– 0	–	$	– 0	–	$1,187,523

OTC Derivatives:
Bank of America, NA	$310,488	$(140,412)	$	– 0	–	$	– 0	–	$170,076
Credit Suisse International/ Credit Suisse Securities (USA) LLC	85,423	(85,423)		– 0	–		– 0	–	– 0	–
Goldman Sachs & Co./ Goldman Sachs International	319,127	(319,127)		– 0	–		– 0	–	– 0	–
Morgan Stanley Co., Inc.	1,013,984	(1,013,984)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co./ State Street Bank London	171,930	(99,776)		– 0	–		– 0	–	72,154

Total	$1,900,952	$(1,658,722)	$	– 0	–	$	– 0	–	$242,230	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Credit Suisse	$3,513	$	– 0	–	$	– 0	–	$	– 0	–	$3,513
Morgan Stanley	27,350	(27,350)	– 0	–	– 0	–	– 0	–

Total	$30,863	$(27,350)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$140,412	$(140,412)	$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International/ Credit Suisse Securities (USA) LLC	360,918	(85,423)	(275,495)	– 0	–	– 0	–
Goldman Sachs & Co./ Goldman Sachs International	373,271	(319,127)	(54,144)	– 0	–	– 0	–
Morgan Stanley Co., Inc.	1,193,642	(1,013,984)	(179,658)	– 0	–	– 0	–

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	89

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
State Street Bank & Trust Co./ State Street Bank London	$99,776	$(99,776)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$2,168,019	$(1,658,722)		$(509,297)		$	– 0	–	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Goldman Sachs & Co.	$267,330	$(13,621)	$	– 0	–	$	– 0	–	$253,709

Total	$267,330	$(13,621)	$	– 0	–	$	– 0	–	$253,709	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Goldman Sachs & Co.	$13,621	$(13,621)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$13,621	$(13,621)	$	– 0	–	$	– 0	–	$	– 0	–^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

90	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2015, the Fund had securities on loan with a value of $8,394,236 and had received cash collateral which has been invested into AB Exchange Reserves of $8,798,863. The cash collateral will

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	91

Notes to Consolidated Financial Statements

be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $43,755 and $1,727 from the borrowers and AB Exchange Reserves, respectively, for the period ended May 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the period ended May 31, 2015 is as follows:

Market Value July 31, 2014(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)
$	– 0	–	$41,677	$32,878	$8,799

(a)	Commencement of operations.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	July 31, 2014(a) to May 31, 2015	July 31, 2014(a) to May 31, 2015

Class A
Shares sold	21,702	$221,615

Shares redeemed	(1,752)	(18,040)

Net increase	19,950	$203,575

Class C
Shares sold	10,568	$106,986

Net increase	10,568	$106,986

Advisor Class
Shares sold	334,377	$3,434,898

Shares redeemed	(7,816)	(80,417)

Net increase	326,561	$3,354,481

Class R
Shares sold	1,000	$10,003

Net increase	1,000	$10,003

Class K
Shares sold	7,581	$77,716

Net increase	7,581	$77,716

Class I
Shares sold	1,000	$10,003

Net increase	1,000	$10,003

Class Z
Shares sold	41,514,837	$415,453,768

Shares redeemed	(3,497,451)	(35,219,904)

Net increase	38,017,386	$380,233,864

(a)	Commencement of operations.

92	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk—The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	93

Notes to Consolidated Financial Statements

investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk—Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk—The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain

94	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	95

Notes to Consolidated Financial Statements

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,716,278
Accumulated capital and other losses	(770,272	)(a)
Unrealized appreciation/(depreciation)	11,655,389	(b)

Total accumulated earnings/(deficit)	$13,601,395	(c)

(a)	As of May 31, 2015, the Fund’s cumulative deferred loss on straddles was $702,130 and deferred losses on unsettled short sales was $68,142.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiary and the recognition of gains on constructive sales for tax purposes.

(c)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2015, the Fund did not have any capital loss carryforwards.

96	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, the tax treatment of swaps and swap clearing fees, the utilization of a net operating loss to offset capital gains, tax reclassifications of earnings from short sales and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the facility on July 9, 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	97

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operations	.33

Net asset value, end of period	$ 10.33

Total Return
Total investment return based on net asset value(d)	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.13%^
Expenses, before waivers/reimbursements(e)	4.44%^
Net investment loss(c)	(.86 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnote summary on page 105.

98	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)
Net realized and unrealized gain on investment and foreign currency transactions	.41

Net increase in net asset value from operations	.27

Net asset value, end of period	$ 10.27

Total Return
Total investment return based on net asset value(d)	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.90%^
Expenses, before waivers/reimbursements(e)	17.27%^
Net investment loss(c)	(1.67)%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnote summary on page 105.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	99

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	.39

Net increase in net asset value from operations	.35

Net asset value, end of period	$ 10.35

Total Return
Total investment return based on net asset value(d)	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.82%^
Expenses, before waivers/reimbursements(e)	3.76%^
Net investment loss(c)	(.52 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnote summary on page 105.

100	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operations	.30

Net asset value, end of period	$ 10.30

Total Return
Total investment return based on net asset value(d)	3.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.25%^
Expenses, before waivers/reimbursements(e)	3.78%^
Net investment loss(c)	(1.16)%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnote summary on page 105.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	101

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.39

Net increase in net asset value from operations	.32

Net asset value, end of period	$ 10.32

Total Return
Total investment return based on net asset value(d)	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.06%^
Expenses, before waivers/reimbursements(e)	3.49%^
Net investment loss(c)	(.87 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnote summary on page 105.

102	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operations	.34

Net asset value, end of period	$ 10.34

Total Return
Total investment return based on net asset value(d)	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.76%^
Expenses, before waivers/reimbursements(e)	3.26%^
Net investment loss(c)	(.66 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnote summary on page 105.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	103

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operations	.34

Net asset value, end of period	$ 10.34

Total Return
Total investment return based on net asset value(d)	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$393,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.76%^
Expenses, before waivers/reimbursements(e)	3.25%^
Net investment loss(c)	(.67 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnote summary on page 105.

104	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	July 31, 2014(a) to May 31, 2015
Class A
Net of waivers	2.24	%^
Before waivers	3.55	%^
Class C
Net of waivers	2.99	%^
Before waivers	16.36	%^
Advisor Class
Net of waivers	1.99	%^
Before waivers	2.93	%^
Class R
Net of waivers	2.49	%^
Before waivers	3.03	%^
Class K
Net of waivers	2.24	%^
Before waivers	2.67	%^
Class I
Net of waivers	1.99	%^
Before waivers	2.49	%^
Class Z
Net of waivers	1.99	%^
Before waivers	2.48	%^

^	Annualized.

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	105

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders

of AB Multi-Manager Alternative Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB Multi-Manager Alternative Strategies Fund (the “Fund”) (formerly AllianceBernstein Multi-Manager Alternative Strategies Fund), one of the funds constituting AB Cap Fund, Inc. (formerly AllianceBernstein Cap Fund, Inc.), as of May 31, 2015, and the related consolidated statement of operations, changes in net assets, and financial highlights for the period July 31, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB Multi-Manager Alternative Strategies Fund (one of the funds constituting the AB Cap Fund, Inc.) at May 31, 2015, and the consolidated results of its operations, changes in its net assets and financial highlights for the period July 31, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 30, 2015

106	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended May 31, 2015. For such taxable period, the Fund designates $2,129,838 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	107

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

108	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	109

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2014)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2014)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

110	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2014)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2014)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	111

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2014)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	113

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marc H. Gamsin 59	Vice President	Senior Vice President of the Adviser**, and Head and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since October 2010. Prior thereto, he was the President of SunAmerica Alternative Investments beginning prior to 2010.

Greg Outcalt 53	Vice President	Senior Vice President of the Adviser**, and Co-Chief Investment Officer of its Alternative Investment Management Group with which he has been associated since October 2010. Prior thereto, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	115

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Multi-Manager Alternative Strategies Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio is an open end fund, registered under the 1940 Act, that invests primarily in “alternative” or non-traditional investments in portfolio sleeves managed by various unaffiliated sub-advisers (the “Sub-Advisers”) overseen by the Adviser. Sub-Advisers are retained by the Adviser with the Board of Directors’ approval to manage the individual sleeves in the Portfolios. The Portfolio, to a lesser extent, will invest in registered investment companies sponsored or advised by third party managers.3

The Portfolio’s investment objective is to seek long term growth of capital. The Portfolio’s primary strategies are Long/Short Equity (20%-60%), Special Situations (10%-40%), Credit (10-40%) and Global Macro (0-20%).

Long Short Equity: In a Long/Short Equity strategy, a Sub-Adviser generally seeks to buy certain securities in the expectation that they will increase in value and sell other securities short in the expectation that they will decrease in value.

1	The Senior Officer’s fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Applications for exemptive relief were filed with the Securities and Exchange Commission that would (1) permit the Adviser to enter into and materially amend sub-advisory agreements without shareholder approval, and (2) permit the Portfolios to acquire shares of registered investment companies outside the AllianceBernstein Mutual Funds in excess of limits that would normally apply to such acquisitions under the 1940 Act.

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Special Situations: Special Situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate event and exploit differences between the market value and estimated actual value of a security or instrument that may not be related to a specific corporate event.

Credit: A Sub-Adviser that employs Credit Strategies generally invests in a variety of fixed income and other securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield. The Portfolio may invest in various Credit Strategies that involve taking a long or short position in different financial instruments.

Global Macro: Global Macro strategies aim to identify and exploit imbalances in global economies and asset classes. Through encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical factors, rather than “bottom-up” individual security analysis, as the primary basis for management.

The Adviser proposed the Bank of America/Merrill Lynch 3-Month T-Bill Index as the Portfolio’s benchmark. The Portfolio will have a secondary benchmark, the HFRX Global Hedge Fund Index. The Adviser anticipates that Lipper will place the Portfolio in its Alternative Multi-Strategies category, and that Morningstar will place the Portfolio in its Multi-Alternative category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	117

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Multi-Manager Alternative Strategies Fund[5]	1.90% of average daily net assets

The Adviser will pay the investment advisory fee earned by each of the Sub-Advisers out of the investment advisory fee it receives from the Portfolio. The Adviser has indicated that it expects to pay each of the original Sub-Advisers 1.00% for managing the Portfolio’s assets within its respective sleeve. It is possible that in the future, the Adviser will pay one or more Sub-Advisers an amount that is more or less than 1.00%.

As a result, the Adviser has a potential conflict of interest since the less advisory fees it pays to the Sub-Advisers the more revenue it retains. Accordingly, the conditions of the exemptive relief, which the Adviser has requested from the SEC, attempt to address this potential conflict. For example, whenever a Sub-Adviser is hired or terminated, the Adviser will provide the Board with information disclosing the expected impact the Sub-Adviser’s hiring or termination on the Adviser’s profitability. In addition, on a quarterly basis, the Adviser will provide the Board with information regarding the impact of hiring or terminating any Sub-Adviser during the year on the Adviser’s profitability.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may

4	Jones v. Harris at 1427.

5	Since the Portfolio does not fall within any NYAG specific category, the Portfolio is considered, by default, in the Specialty category. The proposed advisory fee for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

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be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[7]	Fiscal Year End
Multi-Manager Alternative Strategies Fund[8]	Class A	2.24%	2.54%	May 31
	Class C	2.99%	3.31%
	Class R	2.49%	3.00%
	Class K	2.24%	2.69%
	Class I	1.99%	2.36%
	Advisor	1.99%	2.29%
	Class Z	1.99%	2.26%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and

6	The Adviser has proposed that the Board authorize the issuance of Class 1, 2 and B shares for the Portfolio.

7	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $500 million.

8	According to the Adviser, at a projected Portfolio net asset level of $1 billion, the gross expense ratio for Class A shares is 2.39%.

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assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

The Investment Advisory Agreements for the Portfolio includes provisions permitting the Adviser to retain Sub-Advisers for the Portfolio and specifying that the Adviser has an obligation to oversee the services provided by any Sub-Adviser that is retained.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.10

The Adviser manages the AllianceBernstein Multi-Manager Alternative Fund, (the “MMA Fund”), a closed end U.S. registered fund that has somewhat similar investment style strategy as that contemplated for the Portfolio. The MMA Fund allocates its assets among the following strategies: Long/Short Equity, Event Driven, Credit Distressed, Emerging Markets and Global Macro. The MMA Fund is offered and sold only to accredited investors. In addition, the MMA Fund invests in private investment vehicles (“hedge funds”) managed by entities unaffiliated with the Adviser. Set forth in the table below is the advisory fee charged to the MMA Fund:

Portfolio	Fund	Fee
Multi-Manager Alternative Strategies Fund	MMA Fund	1.50% of average daily net assets

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as either of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $500 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.14

Portfolio	Contractual Management Fee (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
Multi-Manager Alternative Strategies Fund	1.900	1.948	5/11	3
funds with at least $500MM	1.900	1.725	5/6	5
funds with less than $500MM16	N/A	2.015	N/A	N/A

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

14	Since the initial estimate of the Portfolio’s net assets is $500 million, the Senior Officer also compared the Portfolio’s contractual management fee and total expense ratio to its Lipper peers whose net assets are at least $500 million.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

16	Since Multi-Manager Alternative Strategies Fund has a projected initial asset estimate of $500 million, the Portfolio is not compared to peers below $500 million. Accordingly, “N/A” is listed under Contractual Management Fee, Lipper EG Rank and Lipper EG Quintile.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	121

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.17

Portfolio	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile	Lipper EU Median (%)	Lipper EU Rank	Lipper EU Quintile
Multi-Manager Alternative Strategies Fund	2.240	2.550	5/11	3	1.947	16/23	4
funds with at least $500MM	2.240	2.220	4/6	4
funds with less than $500MM16	N/A	2.740	N/A	N/A

Based on this analysis, the Portfolio’s contractual management fee is lower than the overall EG median and the EG median for funds with a portfolio net asset level below $500 million; however, such fee is higher than the EG median for funds with a portfolio net asset level of $500 million or higher. The Portfolio’s total expense ratio is also lower than the overall EG median and the EG median for funds with a portfolio net asset level below $500 million; however, such expense ratio is higher than the EG median for funds with a portfolio net asset level of $500 million or higher.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

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In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio’s Sub-Advisers may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio’s Sub-Advisers would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	123

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed in this evaluation and the information provided by the Adviser and the memorandum from your independent counsel, including the legal analysis and factors you need to consider when approving the Investment Advisory Agreement for the Portfolio, my conclusion is that the advisory fee proposed for the Portfolio is reasonable and within range of what would have been negotiated at arm’s length in light of all surrounding circumstances. This conclusion in respect of the Portfolio is based on my evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

126	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

AB Family of Funds

NOTES

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	127

NOTES

128	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	129

NOTES

130	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	131

NOTES

132	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MMAS-0151-0515

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Long/Short Multi-Manager Fund	2014	$—	$—	$—
	2015	$72,703	$—	$9,199
AB Multi-Manager Alternative Strategies	2014	$—	$—	$—
	2015	$130,402	$—	$13,786

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Long/Short Multi-Manager Fund	2014	$—	$—
			$—
			$—
	2015	$217,449	$9,199
			$—
			$(9,199)
AB Multi-Manager Alternative Strategies	2014	$—	$—
			$—
			$—
	2015	$312,036	$13,786
			$—
			$(13,786)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 20, 2015